UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06114

Cavanal Hill Funds
(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-762-7085

Date of fiscal year end:  8/31

Date of reporting period:  8/31/16

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Management Discussion of Fund Performance

Statements of Assets and Liabilities
Page 20

Statements of Operations
Page 23

Statements of Changes in Net Assets
Page 26

Schedules of Portfolio Investments
Page 34

Notes to Financial Statements
Page 72

Financial Highlights
Page 84

Report of Independent Registered Public Accounting Firm
Page 104

Additional Fund Information
Page 105

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or summary prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

The Cavanal Hill Funds are distributed by BOK Financial Securities, Inc., a registered Broker/Dealer, member FINRA/SIPC. BOK Financial Securities, Inc. is a subsidiary of BOK Financial Corporation (“BOK Financial”) and an affiliate of Cavanal Hill Investment Management, Inc. and BOKF, NA (“BOKF”).

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BOKF, any of its affiliates or the Distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements give our current expectations of forecasts of future events. They include statements regarding our anticipated future operating and financial performance. Although we believe the expectations and statements reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions, by inaccurate information from third parties, or by known or unknown risks and uncertainties.

Cavanal Hill Money Market Funds

Investment Concerns

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Market Conditions

After the Federal Reserve (the Fed) concluded its massive quantitative easing program in October 2014, the Fed and the financial markets turned their attention to interest rate policy. For more than a year, speculation mounted regarding the timing and magnitude of the Fed’s first rate hike since 2006. On December 16, 2015, the Fed finally embarked on the road to interest rate normalization, increasing the range for its overnight lending rate 25 basis points from 0.25% to 0.50%. This announcement marked the first change in the federal funds rate target since the Fed implemented its near-zero interest rate policy in 2008.

The financial markets generally assumed the Fed would continue to raise rates into 2016. But widespread economic weakness early in 2016—along with a still-muted inflation backdrop—prompted the Fed to delay additional tightening. And in March, the Fed changed its monetary policy outlook for 2016, reducing the number of expected rate hikes for the year from four to two. By May, an uptick in certain economic indicators triggered a more-hawkish tone from the U.S. central bank. But the Fed switched its tune again in June, following the release of the May jobs report, which was much weaker than expected. Additionally, market anxiety leading up to the June 23 Brexit referendum—along with the market mayhem that ensued after the votes were tallied and investors learned the U.K. would exit the European Union—led the Fed to maintain its “lower for longer” approach to short-term interest rates. Ongoing concerns about U.S. and global growth kept the Fed on the sidelines through the rest of the reporting period, and by the end of August, market consensus pushed out the next Fed rate hike until December, at the earliest.

The Fed’s lone rate hike, combined with ongoing speculation surrounding additional increases, helped push yields on U.S. Treasury bills and other money market securities higher. The yield on the three-month U.S. Treasury bill started the period at 0.00% and briefly slipped into negative territory before starting its upward climb, reaching 0.33% at the end of August, according to Bloomberg. Similarly, the six-month Treasury bill yield increased from 0.27% to 0.46%. Money market yields tied to the three-month LIBOR1 also ticked up, from 0.33% to 0.84%.

Municipal money market rates also increased, but not until the second half of the period. The yield on the SIFMA Index2 (an average of yields on variable-rate demand notes, or VDRNs) was 0.02% at the outset of the period and fell to 0.01% in October, where it stayed (despite the Fed raising the overnight lending rate in December) through the end of February. However, with investors preparing for the final round of money market reforms to take effect in October 2016 (see next paragraph), VRDN yields started rising quickly in March. That trend continued, with yields reaching 0.63% at the end of August. By comparison, the SIFMA index had an average yield of 0.04% for the 12 months ended August 31, 2015.

In addition to the changing rate environment, money market investors faced a changing investment landscape, where liquidity became paramount and investors exited corporate money market securities in favor of government debt. In particular, investors continued to prepare their portfolios for the Securities and Exchange Commission’s (SEC’s) final round of money market reform, which will take effect October 14, 2016. The new SEC regulations distinguish between non-government money market funds and government money market funds. Non-government funds, which include prime and tax-exempt money market funds, must maintain a floating net asset value (NAV) and may impose liquidity fees and redemption restrictions in times of severe redemption stress. Government money market funds are not required to impose liquidity fees or redemption restrictions and may continue striving for a stable $1 NAV. To avoid the pending changes associated with non-government funds, many fund managers have converted their prime funds to government money market funds or closed their non-government money market funds. This created supply/demand challenges that at times pressured yields on government money market securities and drove yields on corporate and tax-exempt money market securities higher.

Effective April 1, 2016 the Cash Management Fund was renamed the Cavanal Hill Government Securities Money Market Fund and the portfolio converted to a government securities money market fund. On August 5, 2016, the Board approved a plan to liquidate and terminate the Tax-Free Money Market Fund, effective October 24, 2016, upon the recommendation of the Fund’s investment adviser.

1The London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

2The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, produced by Municipal Market Data (MMD), is a 7-day high-grade market index comprised of tax-exempt variable rated demand notes (VRDNs) from MMDs extensive database. SIFMA is a leading securities industry trade group representing securities firms, banks, and asset management companies in the U.S. and Hong Kong.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Cavanal Hill Money Market Funds

The Cavanal Hill U.S. Treasury Fund

We continued to focus on maintaining portfolio liquidity, while looking for opportunities to enhance the Fund’s yield. We adjusted the Fund’s weighted average maturity (WAM) as necessary during the period to reflect our view of the interest rate environment. We primarily held positions in repurchase agreements and Treasury bills. We also invested in Treasury floaters, which offered a slight yield advantage relative to repurchase agreements. Furthermore, we believe Treasury floaters should help performance once the Fed resumes its monetary policy tightening and three-month Treasury bill yields head upward.*

The Cavanal Hill Government Securities Money Market Fund

Throughout the period, we continued to look for opportunities to enhance yield without sacrificing liquidity or price stability. Early in the period we kept the Fund’s WAM short in order to take advantage of the anticipated rate environment. When the prospects for a rate hike changed, we adjusted the portfolio’s WAM as necessary to be properly positioned. We focused on securities we believed offered value and yield advantages, including agency discount notes and floating-rate securities, which offered a yield boost as interest rates increased. In addition, we invested in bank CDs and overnight time deposits, which helped the Fund maintain liquidity and capture competitive yields. As the period progressed, we exited the portfolio’s positions in corporate debt ahead of the Fund’s April 1, 2016, conversion to an all-government securities fund. Following the conversion, we continued to adjust the Fund’s WAM to reflect our view of the interest rate environment. We also continued to focus on securities we believed offered value and yield advantages, including agency discount notes and agency coupon securities further out on the money market yield curve. We also maintained investments in floating-rate securities, including those tied to LIBOR, which offered a yield boost as interest rates increased. Late in the period, the three-month LIBOR spiked to its highest level in seven years. We also held Treasury bills and repurchase agreements to maintain the Fund’s liquidity objectives.*

The Cavanal Hill Tax-Free Money Market Fund

Given expectations for the Fed to begin raising short-term interest rates, we maintained a relatively short WAM with a core position of VRDNs. We also held select positions in fixed-rate commercial paper for their relative yield advantages. VRDN yields remained suppressed for the first half of the period, but yields increased rapidly during the second half, reaching levels not seen since 2009.*

Outlook

Maintaining high-credit quality and liquidity remain the primary objectives of our money market funds. Investors will likely continue to focus on the Fed and its plans for normalizing short-term interest rates. Given the economic and inflationary backdrop—and the upcoming November election—we expect a gradual increase in rates. The financial markets have grown accustomed to ultra-low rates, and the economic recovery remains fragile.

Against this backdrop, we will continue to position our portfolios to best reflect our view of the upcoming yield environment. We believe our current maturity positioning still provides us the flexibility to act quickly when additional rate hikes become imminent.

*The composition of the Fund’s portfolio is subject to change.

The Cavanal Hill Intermediate Tax-Free Bond Fund

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories at the time of purchase. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

For the 12-month period ended August 31, 2016, the Intermediate Tax-Free Bond Fund A Shares (at NAV) posted a total return of 2.98%; the Investor Shares returned 3.02%, while the Institutional Shares returned 3.28%. The Fund’s benchmark, the Barclays U.S. Municipal Bond Index, returned 6.88%.

The Fund’s underperformance relative to the benchmark primarily was due to our shorter duration (less price sensitivity to interest rate changes) strategy.*

Market Conditions

Speculation surrounding Federal Reserve (Fed) monetary policy dominated the investment backdrop throughout the fiscal year. Early on, investors anticipated the Fed would finally lift the overnight lending rate off its record-low near-zero level, where it had been since 2008. The Fed waited until December 16 to act, implementing its first rate hike in more than nine years. Market anticipation ahead of the rate hike—and the actual 25 basis point (0.25%) increase itself—caused interest rates to rise, as investors assumed the Fed would continue to raise the federal funds rate target into 2016. But that wasn’t the case. Generally sluggish U.S. economic growth and even weaker global growth, combined with continued low inflation, prompted the Fed to hold rates steady during the first eight months of 2016. Meanwhile, central banks in Europe and Japan continued to lower interest rates and implement other stimulus plans, which helped increase the attractiveness of the U.S. bond market. Although U.S. yields also declined, they still remained relatively more attractive than yields on other government bonds.

Against this backdrop, U.S. Treasury yields generally declined during the period, generating positive total returns for Treasuries and all major U.S. fixed-income sectors. Municipal bond (muni) yields followed Treasury yields lower, but factors specific to the muni bond market helped munis outperform Treasuries and the broad U.S. investment-grade fixed-income market for the 12-month period. In particular, the overall supply of munis increased modestly during the period, but robust demand from investors seeking tax advantages and perceived “safe haven” securities easily absorbed the available supply. As of August 31, 2016, muni funds experienced 48 consecutive weeks of positive inflows, according to Lipper Inc.

Reflecting investor demand for yield, lower-quality and longer-duration munis generally outperformed higher-quality and shorter-duration munis for the 12-month period. The yield curve flattened, as longer-term yields declined overall and yields at the short end of the curve increased modestly in response to Fed rate-hike expectations.

Fund Strategy

Entering the fiscal year and following the Fed’s December 2015 rate hike, we continued to anticipate a gradual return to interest rate normalization. Accordingly, we positioned the Fund with a shorter duration than the benchmark. However, global economic influences and weaker-than-expected U.S. economic growth caused the Fed to adopt a “lower for longer” interest rate strategy, and most interest rates declined for the 12-month period. In this environment, longer maturity/ duration securities and strategies outperformed. We also continued to hold a core position in high-quality general obligation (GO) bonds. This strategy also detracted from results, as revenue bonds generally outperformed GO bonds.*

The securities in the Fund rated AAA, AA, and A and comprised 35.8%, 59.2%, and 4.6% of the portfolio, respectively, as of August 31, 2016. Non-rated securities comprised 0.4% of the portfolio.**

Outlook

Looking ahead, we will seek to take advantage of buying opportunities that may arise from higher rates and/or increased market volatility. Muni funds have seen positive cash inflows for nearly a year, but that dynamic could change relatively quickly if rates begin to drift higher. Of course, higher rates would likely trigger attractive buying opportunities. In addition, if tax reform begins to gain traction, or if high-profile troubled credits (Illinois, Puerto Rico, Michigan) become a concern, volatility may increase, and muni investors may seek to lock in attractive yields.

Against this backdrop, we will continue to focus on high-quality bonds, such as GO bonds and essential service revenue bonds, and a target maturity range of eight- to 12-years. We believe this portion of the yield curve should provide attractive yields without being as susceptible to interest rate risk as other areas of the curve. In addition, we will take advantage of any opportunities stemming from a disruption in the supply/demand dynamic or a widening of credit spreads (the difference in yield between higher-quality and lower-quality munis of similar maturity).

*	The composition of the Fund’s portfolio is subject to change.

**	The credit quality ratings are derived from the underlying securities of the portfolio, and are rated by Moody’s. If a ratings from Moody’s is unavailable, S&P’s rating is used. If neither Moody’s or S&P ratings are available, Fitch’s rating is used.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Tax-Free Bond Fund

Index Description

The performance of the Intermediate Tax-Free Bond Fund is measured against the Barclays U.S. Municipal Bond Index, an unmanaged index that covers the USD-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Intermediate-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/16	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	2.98%	2.56%	3.67%
A Shares (with 2.00% load)[1]	0.91%	2.15%	3.46%
Investor Shares[1]	3.02%	2.44%	3.60%
Institutional Shares[1]	3.28%	2.70%	3.88%
Barclays U.S. Municipal Bond Index	6.88%	4.80%	4.87%
Lipper Intermediate Municipal Debt Funds Average[2]	5.58%	3.59%	3.79%

Expense Ratio
Gross
A Shares	1.25%
Investor Shares	1.40%
Institutional Shares	1.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers were in effect through April 1, 2016.

The above expense ratios are from the Funds’ prospectus dated April 1, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2016 can be found in the Financial Highlights.

[1]	This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods May 2, 2011, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Short-Term Income Fund

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories at the time of purchase. The Fund maintains a dollar-weighted average maturity of three years or less.

For the 12-month period ended August 31, 2016, the Short-Term Income Fund A Shares (at NAV) returned 1.23%; Investor Shares returned 1.19%, while the Institutional Shares returned 1.48%. The Fund’s benchmark, the BofA Merrill Lynch 1-5 Year U.S. Corporate/ Government Index posted a total return of 2.43%.

The Fund’s bias toward higher-quality securities largely detracted from relative performance. In particular, underweighting corporate bonds, which significantly outperformed during the 12-month period, weighed on relative results.*

Market Conditions

Speculation surrounding Federal Reserve (Fed) monetary policy dominated the investment backdrop throughout the fiscal year. Early on, investors anticipated the Fed would finally lift the overnight lending rate off its record-low near-zero level, where it had been since 2008. The Fed waited until December 16 to act, implementing its first rate hike in more than nine years. Market anticipation ahead of the rate hike—and the actual 25 basis point (0.25%) increase itself—caused interest rates to rise and credit spreads to widen (an increase in the yield difference between corporate bonds and Treasuries of similar maturity), as investors assumed the Fed would continue to raise the federal funds rate target into 2016.

However, that was not the case. Mounting concerns about weak global growth and plunging oil prices triggered a sharp sell-off among riskier assets, including stocks and corporate bonds, to start the New Year. U.S. Treasuries rallied as risk aversion took hold and investors favored perceived “safe haven” securities. Central banks in Europe, Japan, and China responded to the market unrest with additional stimulus measures (which eventually included the purchase of corporate bonds), while the Fed delayed another short-term interest rate hike. These actions, combined with a rebound in oil prices, triggered renewed investor enthusiasm for riskier assets, and credit spreads began a tightening trend that generally continued through the end of August.

By May, an uptick in certain economic indicators triggered a more-hawkish tone from the U.S. central bank. But a weaker-than-expected May jobs report, uncertainty triggered by the U.K.’s June 23 vote to exit the European Union, ongoing concerns about U.S. and global growth, and a continued muted inflation backdrop kept the Fed on the sidelines through the rest of the reporting period.

In this environment, most Treasury yields declined, and all sectors of the investment-grade U.S. bond market advanced for the 12-month period. Reflecting investor demand for yield, lower quality and longer-duration (greater price sensitivity to interest rate changes) securities generally outperformed higher-quality and shorter-duration securities. The yield curve flattened, as longer-term yields declined overall and yields at the short end of the curve increased slightly in response to Fed rate-hike expectations.

Fund Strategy

We continued to focus on higher-quality, relatively liquid securities, including Treasury and other government-related securities and agency mortgage-backed securities (MBS). We continued to underweight investment-grade corporate bonds due to valuation concerns. Given the uncertainty surrounding the timing and magnitude of the Fed’s interest rate strategy, we generally maintained a neutral duration relative to the benchmark. We maintained a “barbell” maturity structure, focusing on the short and long ends of the Fund’s targeted maturity range (approximately six months to three years).*

Our focus on higher-quality securities aided performance early in the reporting period, as widespread concerns about weak global growth triggered a flight to quality. But our higher-quality bias detracted from relative results for the entire 12-month period. Despite declining corporate earnings, weakening corporate balance sheets, rising defaults, and weaker covenants for bonds, the corporate bond sector continued to outperform—largely due to its yield advantage. Accommodative central bank policies drove down government bond yields throughout the world, and investors in search of yield turned to corporate bonds. This demand contributed to dramatic spread tightening during the second half of the period.*

Meanwhile, our maturity strategy contributed to performance. Focusing on Treasury securities at the longer end of the Fund’s targeted maturity range and limiting exposure to securities in the middle of that range lifted performance as the yield curve flattened.*

As of August 31, 2016, 37% of the Fund’s assets was invested in U.S. Treasury securities, 45% was in mortgage securities, 8% was in agency securities, 5% was in corporate bonds, and 5% was in asset-backed securities, and the Fund’s average maturity was 2.23 years.*

Outlook

We expect U.S. economic growth to remain muted. We also expect interest rates to remain relatively low, despite possible rate tightening from the Fed. Accordingly, we expect to maintain a close-to-benchmark duration.

Although we believe credit fundamentals are deteriorating, we also believe the credit-sensitive sectors may continue to outperform, particularly if central banks extend or increase their accommodative policies. At the same time, though, credit spreads are extremely tight from an historical perspective. It’s possible spreads may tighten even further, but we believe spread widening represents a greater risk. We will continue to monitor the credit markets, watching for any potential buying opportunities resulting from wider spreads. Meanwhile, we will continue to focus on agency MBS and high-quality commercial MBS in an effort to boost yield without compromising credit quality or liquidity.

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Short-Term Income Fund

Index Description

The performance of the Short-Term Income Fund is measured against the BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index that is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the periods ended 8/31/16	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	1.23%	1.81%	2.45%
A Shares (with 2.00% load)[1]	-0.84%	1.41%	2.24%
Investor Shares[1]	1.19%	1.78%	2.44%
Institutional Shares[1]	1.48%	2.03%	2.72%
BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	2.43%	1.59%	3.34%
Lipper Short Investment Grade Debt Funds Average[2]	1.74%	1.48%	2.51%

Expense Ratio

Gross
A Shares	1.15%
Investor Shares	1.30%
Institutional Shares	1.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers were in effect through April 1, 2016.

The above expense ratios are from the Funds’ prospectus dated April 1, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2016 can be found in the Financial Highlights.

1   This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods May 2, 2011, the performance information would have been different as a result of higher annual operating expenses.

2   The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Intermediate Bond Fund

Fund Goal
We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories at the time of purchase. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

For the 12-month period ended August 31, 2016, the Intermediate Bond Fund A Shares (at NAV) returned 2.03%; Investor Shares returned 2.09%, while the Institutional Shares returned 2.39%. The Fund’s benchmark, the Barclays U.S. Intermediate Aggregate Bond Index, showed total return of 4.07%.

The Fund’s bias toward higher-quality securities largely detracted from relative performance. In particular, underweighting corporate bonds, which significantly outperformed during the 12-month period, weighed on relative results.*

Market Conditions

Speculation surrounding Federal Reserve (Fed) monetary policy dominated the investment backdrop throughout the fiscal year. Early on, investors anticipated the Fed would finally lift the overnight lending rate off its record-low near-zero level, where it had been since 2008. The Fed waited until December 16 to act, implementing its first rate hike in more than nine years. Market anticipation ahead of the rate hike—and the actual 25 basis point (0.25%) increase itself—caused interest rates to rise and credit spreads to widen (an increase in the yield difference between corporate bonds and Treasuries of similar maturity), as investors assumed the Fed would continue to raise the federal funds rate target into 2016.

However, that was not the case. Mounting concerns about weak global growth and plunging oil prices triggered a sharp sell-off among riskier assets, including stocks and corporate bonds, to start the New Year. U.S. Treasuries rallied as risk aversion took hold and investors favored perceived “safe haven” securities. Central banks in Europe, Japan, and China responded to the market unrest with additional stimulus measures (which eventually included the purchase of corporate bonds), while the Fed delayed another short-term interest rate hike. These actions, combined with a rebound in oil prices, triggered renewed investor enthusiasm for riskier assets, and credit spreads began a tightening trend that generally continued through the end of August.

By May, an uptick in certain economic indicators triggered a more-hawkish tone from the U.S. central bank. But a weaker-than-expected May jobs report, uncertainty triggered by the U.K.’s June 23 vote to exit the European Union, ongoing concerns about U.S. and global growth, and a continued muted inflation backdrop kept the Fed on the sidelines through the rest of the reporting period.

In this environment, most Treasury yields declined, and all sectors of the investment-grade U.S. bond market advanced for the 12-month period. Reflecting investor demand for yield, lower quality and longer-duration (greater price sensitivity to interest rate changes) securities generally outperformed higher-quality and shorter-duration securities. The yield curve flattened, as longer-term yields declined overall and yields at the short end of the curve increased slightly in response to Fed rate-hike expectations.

Fund Strategy

We continued to focus on higher-quality, relatively liquid securities, including Treasury and other government-related securities and agency mortgage-backed securities (MBS). We continued to underweight investment-grade corporate bonds due to valuation concerns. Given the uncertainty surrounding the timing and magnitude of the Fed’s interest rate strategy, we generally maintained a neutral duration relative to the benchmark. We maintained a “barbell” maturity structure, focusing on the short and long ends of the Fund’s targeted maturity range.*

Our focus on higher-quality securities aided performance early in the reporting period, as widespread concerns about weak global growth triggered a flight to quality. But our higher-quality bias detracted from relative results for the entire 12-month period. Despite declining corporate earnings, weakening corporate balance sheets, rising defaults, and weaker covenants for bonds, the corporate bond sector continued to outperform—largely due to its yield advantage. Accommodative central bank policies drove down government bond yields throughout the world, and investors in search of yield turned to corporate bonds. This demand contributed to dramatic spread tightening during the second half of the period.

Meanwhile, our maturity strategy contributed to performance. Focusing on positions in longer-maturity/duration Treasury securities (the long end of the barbell) and limiting exposure to securities in the middle of the Fund’s targeted maturity range lifted performance in the falling rate environment.*

As of August 31, 2016, 44% of the Fund’s assets was invested in U.S. Treasury securities, 41% was in mortgage securities, 4% was in agency securities, 5% was in corporate bonds, and 3% was in asset-backed securities and the Fund’s average maturity was 4.56 years.*

Outlook

We expect U.S. economic growth to remain muted. We also expect interest rates to remain relatively low, despite possible rate-tightening from the Fed. Accordingly, we expect to maintain a close-to-benchmark duration.

Although we believe credit fundamentals are deteriorating, we also believe the credit-sensitive sectors may continue to outperform, particularly if central banks extend or increase their accommodative policies. At the same time, though, credit spreads are extremely tight from an historical perspective. It’s possible spreads may tighten even further, but we believe spread widening represents a greater risk. We will continue to monitor the credit markets, watching for any potential buying opportunities resulting from wider spreads. Meanwhile, we will continue to focus on agency MBS and high-quality commercial MBS in an effort to boost yield without compromising credit quality or liquidity.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Bond Fund

Index Description

The performance of the Intermediate Bond Fund is measured against the Barclays U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Intermediate-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value Of A $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/16	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	2.03%	3.67%	3.96%
A Shares (with 2.00% load)[1]	0.04%	3.25%	3.75%
Investor Shares[1]	2.09%	3.70%	3.97%
Institutional Shares[1]	2.39%	3.96%	4.23%
Barclays U.S. Intermediate Aggregate Bond Index	4.07%	2.52%	4.41%
Lipper Short-Intermediate Investment Grade Debt Funds Average[2]	2.86%	2.08%	3.52%

Expense Ratio
			Gross
A Shares			1.28%
Investor Shares			1.43%
Institutional Shares			1.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers were in effect through April 1, 2016.

The above expense ratios are from the Funds’ prospectus dated April 1, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2016 can be found in the Financial Highlights.

[1]	This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods May 2, 2011, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Bond Fund

Fund Goal
We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest only in investment-grade securities, only within the three highest rating categories at the time of purchase. The Fund maintains a dollar-weighted average maturity of three years or more and, generally, of no longer than ten years.

For the 12-month period ended August 31, 2016, the Bond Fund A Shares (at NAV) returned 4.02%; the Investor Shares returned 4.11%; and the Institutional Shares returned 4.39%. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, showed a total return of 5.97%.

The Fund’s bias toward higher-quality securities largely detracted from relative performance. In particular, underweighting corporate bonds, which significantly outperformed during the 12-month period, weighed on relative results.*

Market Conditions

Speculation surrounding Federal Reserve (Fed) monetary policy dominated the investment backdrop throughout the fiscal year. Early on, investors anticipated the Fed would finally lift the overnight lending rate off its record-low near-zero level, where it had been since 2008. The Fed waited until December 16 to act, implementing its first rate hike in more than nine years. Market anticipation ahead of the rate hike—and the actual 25 basis point (0.25%) increase itself—caused interest rates to rise and credit spreads to widen (an increase in the yield difference between corporate bonds and Treasuries of similar maturity), as investors assumed the Fed would continue to raise the federal funds rate target into 2016.

However, that was not the case. Mounting concerns about weak global growth and plunging oil prices triggered a sharp sell-off among riskier assets, including stocks and corporate bonds, to start the New Year. U.S. Treasuries rallied as risk aversion took hold and investors favored perceived “safe haven” securities. Central banks in Europe, Japan, and China responded to the market unrest with additional stimulus measures (which eventually included the purchase of corporate bonds), while the Fed delayed another short-term interest rate hike. These actions, combined with a rebound in oil prices, triggered renewed investor enthusiasm for riskier assets, and credit spreads began a tightening trend that generally continued through the end of August.

By May, an uptick in certain economic indicators triggered a more-hawkish tone from the U.S. central bank. But a weaker-than-expected May jobs report, uncertainty triggered by the U.K.’s June 23 vote to exit the European Union, ongoing concerns about U.S. and global growth, and a continued muted inflation backdrop kept the Fed on the sidelines through the rest of the reporting period.

In this environment, most Treasury yields declined, and all sectors of the investment-grade U.S. bond market advanced for the 12-month period. Reflecting investor demand for yield, lower quality and longer-duration (greater price sensitivity to interest rate changes) securities generally outperformed higher-quality and shorter-duration securities. The yield curve flattened, as longer-term yields declined overall and yields at the short end of the curve increased slightly in response to Fed rate-hike expectations.

Fund Strategy

We continued to focus on higher quality, relatively liquid securities, including Treasury and other government-related securities and agency mortgage-backed securities (MBS). We also continued to underweight investment-grade corporate bonds due to valuation concerns. Given the uncertainty surrounding the timing and magnitude of the Fed’s interest rate strategy, we generally maintained a neutral duration relative to the benchmark. We also maintained a “barbell” maturity structure, focusing on the short and long ends of the Fund’s targeted maturity range.*

Our focus on higher-quality securities aided performance early in the reporting period, as widespread concerns about weak global growth triggered a flight to quality. However, as the period progressed, our higher-quality bias detracted from relative results. Despite declining corporate earnings, weakening corporate balance sheets, rising defaults, and weaker covenants for bonds, the corporate bond sector continued to outperform—largely due to its yield advantage. Accommodative central bank policies drove down government bond yields throughout the world, and investors in search of yield turned to corporate bonds. This demand contributed to dramatic spread tightening during the second half of the period.

Meanwhile, our maturity strategy contributed to performance. Focusing on positions in longer-maturity/duration Treasury securities (the long end of the barbell) and limiting exposure to the securities in the intermediate-maturity range lifted performance in the falling rate environment.*

As of August 31, 2016, 40% of the Fund’s assets was invested in U.S. Treasury securities, 43% was in mortgage securities, 9% was in agency securities, 2% was in corporate bonds, and 1% was in asset-backed securities and the Fund’s average maturity was 6.21 years.*

Outlook

We expect U.S. economic growth to remain muted. We also expect interest rates to remain relatively low, despite possible rate tightening from the Fed. Accordingly, we expect to maintain a close-to-benchmark duration.

Although we believe credit fundamentals are deteriorating, we also believe the credit-sensitive sectors may continue to outperform, particularly if central banks extend or increase their accommodative policies. At the same time, though, credit spreads are extremely tight from an historical perspective. It is possible spreads may tighten even further, but we believe spread widening represents a greater risk. We will continue to monitor the credit markets, watching for any potential buying opportunities resulting from wider spreads. Meanwhile, we will continue to focus on agency MBS and high-quality commercial MBS in an effort to boost yield without compromising credit quality or liquidity.

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Bond Fund

Index Description

The performance of the Bond Fund is measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index that covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/16	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	4.02%	3.43%	4.28%
A Shares (with 2.00% load)[1]	1.99%	3.01%	4.07%
Investor Shares[1]	4.11%	3.44%	4.29%
Institutional Shares[1]	4.39%	3.69%	4.54%
Barclays U.S. Aggregate Bond Index	5.97%	3.24%	4.89%
Lipper Core Bond Funds Average[2]	5.59%	3.27%	4.44%

Expense Ratio
			Gross
A Shares			1.16%
Investor Shares			1.31%
Institutional Shares			1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers were in effect through April 1, 2016.

The above expense ratios are from the Funds’ prospectus dated April 1, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2016 can be found in the Financial Highlights.

[1]	This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods May 2, 2011, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Active Core Fund

Fund Goal[1]
We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to control risk. Our diversification strategy is multi-dimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

For the 12-month period ended August 31, 2016, the Active Core Fund A Shares (at NAV) posted a total return of 6.33%; the C Shares returned 5.61%1; the Investor Shares returned 6.36%, and the Institutional Shares returned 6.62%. The Fund’s benchmarks, the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index, returned 11.69% and 5.97%, respectively.

Market Conditions

Speculation surrounding Federal Reserve (Fed) monetary policy dominated the investment backdrop. Early on, investors anticipated the Fed would finally lift the overnight lending rate off its record-low near-zero level, where it had been since 2008. The Fed waited until December 16 to act, implementing its first rate hike in more than nine years. Market anticipation ahead of the rate hike—and the actual 25 basis point (0.25%) increase itself—caused stock prices to stumble, interest rates to rise, and credit spreads to widen (an increase in the yield difference between corporate bonds and Treasuries of similar maturity), as investors assumed the Fed would continue to raise the federal funds rate target into 2016.

However, that was not the case. Mounting concerns about weak global growth and plunging oil prices triggered a sharp sell-off among riskier assets, including stocks and corporate bonds, to start the New Year. But investor sentiment began to shift in late-February. Central banks in Europe, Japan, and China responded to the market unrest with additional stimulus measures, while the Fed delayed another short-term interest rate hike. These actions, combined with a rebound in oil prices, triggered renewed investor enthusiasm for stocks and corporate bonds.

Another bout of strong volatility occurred in June, as stocks plunged when U.K. voters decided to leave the European Union (EU). The June 23 Brexit vote triggered a dramatic two-day selloff among stocks and other riskier assets. But equally as dramatic was the subsequent three-day rally to end the second calendar quarter. Central banks in the U.K. and Europe pledged to take necessary action to support the financial markets, which helped restore investor confidence. In addition, the Fed held short-term interest rates steady for the second-consecutive quarter, providing another boost for stocks and bonds. Ongoing concerns about U.S. and global growth, along with muted inflation, kept the Fed on the sidelines through the rest of the reporting period. By the end of August, market consensus pushed out the next Fed rate hike to December 2016, at the earliest.

In this environment, U.S. stock returns generally remained robust, while most Treasury yields declined. All sectors of the investment-grade U.S. bond market advanced for the 12-month period. Reflecting investor demand for yield, lower-quality and longer-duration (greater price sensitivity to interest rate changes) fixed-income securities generally outperformed higher-quality and shorter-duration securities.

Fund Strategy

We continued to maintain a diversified portfolio, emphasizing equities, which represented approximately 56% of the Fund’s portfolio at the end of the 12-month period, compared with 55% at the end of August 2015. Fixed-income securities represented approximately 41% of the portfolio, compared with 43% the end of August 2015. The remainder of the Fund was invested in cash.*

Within the equity portfolio, we continued to invest in a variety of domestic and international styles, which posted mixed performance for the period. U.S. stocks generally outperformed non-U.S. developed market stocks, which declined fractionally, and emerging markets stocks, which advanced. Within the U.S. market, large-cap stocks outpaced mid- and small-cap stocks, and value stocks outperformed growth stocks across the capitalization spectrum.*

We maintained broad style exposure, investing in large- and mid-cap stocks within the core, value, and growth styles. We also held a modest allocation to non-U.S. stocks, including developed and emerging market holdings.*

Elsewhere, we continued to focus on higher-quality fixed-income securities, including Treasury and other government-related securities and agency mortgage-backed securities (MBS).

We continued to underweight the investment-grade corporate bond sector due to valuation concerns. Given the uncertainty surrounding the Fed’s interest rate strategy, we generally maintained a neutral duration relative to the benchmark. We also maintained a “barbell” maturity structure, focusing on the short and long ends of the Fund’s targeted maturity range.*

Our focus on higher-quality securities aided performance early in the reporting period, as weak global growth triggered a flight to quality. But our higher-quality bias detracted in the second half. Despite declining corporate fundamentals, the corporate bond sector continued to outperform—largely due to its yield advantage. Meanwhile, focusing on positions in longer-maturity/duration Treasury securities (the long end of the barbell) and limiting exposure to the securities in the intermediate-maturity range lifted performance in the falling rate environment.*

Outlook

Given the level of uncertainty prevalent in the financial markets—from U.S. and global growth prospects, to Brexit fallout, to the Fed’s strategy for resuming rate hikes as other central banks maintain or increase their stimulus programs, to the November U.S. presidential election—we will maintain our diversified approach to the equity market. We continue to believe this is a prudent strategy regardless of the global market and economic backdrops.

We believe the U.S. interest rates will remain relatively low, despite possible tightening from the Fed. Accordingly, we expect to maintain a close-to-benchmark duration in the Fund’s bond portfolio. We will continue to monitor the credit markets, watching for any potential buying opportunities resulting from wider spreads. Meanwhile, we will continue to focus on agency MBS and high-quality commercial MBS.*

[1]	Effective April 1, 2016, the Cavanal Hill Balanced Fund became the Cavanal Hill Active Core Fund. To pursue its objective, the Fund will normally invest between 40% and 75% of its total assets in equity securities and at least 25% of its assets in high-quality fixed-income securities. Previously, the equity range was between 50% and 75%.

*	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Active Core Fund

Index Description

The performance of the Active Core Fund is measured against the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index. The Russell 1000® Index, which measures the performance of the large-cap segment of the U.S. equity universe, is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Barclays U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries. International investing involves increased risk and volatility.

Mid- and Small-cap companies may be more vulnerable to adverse business or economic developments. For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/16	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	6.33%	7.82%	5.39%
A Shares (with 3.50% load)[1]	2.63%	7.06%	5.01%
C Shares[1]	5.61%	7.58%	5.28%
Investor Shares[1]	6.36%	7.88%	5.42%
Institutional Shares[1]	6.62%	8.11%	5.66%
Russell 1000® Index	11.69%	14.60%	7.64%
Barclays U.S. Aggregate Bond Index	5.97%	3.24%	4.89%
Lipper Mixed-Asset Target Allocation Moderate Funds Average[2]	6.49%	6.98%	4.84%

Expense Ratio
			Gross
A Shares			1.49%
C Shares			2.39%
Investor Shares			1.64%
Institutional Shares			1.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers were in effect through April 1, 2016.

The above expense ratios are from the Funds’ prospectus dated April 1, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2016 can be found in the Financial Highlights.

[1]	This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 and December 31, 2014 for the A Shares and C Shares, respectively. The A Shares and C Shares began presenting performance linked to the Investor Class in September of 2011 and since inception, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%, and C Shares bear a 12b-1 fee of 1.00%. Investor Shares, Institutional Shares and C Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares and C Shares of the Fund been offered for periods May 2, 2011 and December 31, 2014, respectively, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill U.S. Large Cap Equity Fund

Fund Goal

We seek to provide long-term capital appreciation, net of taxes, by investing in a diversified portfolio of large-cap domestic stocks that mirror the capitalization profile of the Russell 1000® Index and exhibit strong, sustainable earnings and revenue growth prospects, an understandable business model, and limited exposure to cyclical earnings. In pursuing this objective, we employ various investment practices designed to reduce taxable distributions to shareholders.

For the 12-month period ended August 31, 2016, the Large Cap Equity Fund A Shares (at NAV) returned 3.72%; C Shares returned 2.97%; Investor Shares returned 3.78%, and the Institutional Shares returned 4.01%. The Fund’s benchmark, the Russell 1000® Index returned 11.69%.

The Fund’s underperformance relative to the benchmark primarily was due to security selection and sector allocation. These strategies are detailed in the “Fund Strategy” section below.

Market Conditions

Despite a backdrop of sharp market volatility, U.S. stocks generally posted strong performance for the 12-month period. Federal Reserve (the Fed) policy accounted for much of the volatility. Stocks generally stalled early in the period, as investors anticipated a Fed rate hike prior to year-end. The Fed finally pulled the trigger on December 16, lifting the federal funds rate target 25 basis points (0.25%) —the first rate hike in more than nine years. Initially, the financial markets assumed this action marked the first in a series of Fed rate hikes that would unfold throughout 2016.

But the Fed tabled an early 2016 rate hike, as mounting concerns about a sharp slowdown in China’s economy, weak global growth, sluggish U.S. growth, and plunging oil prices fueled a strong global sell-off among stocks and other riskier assets. Markets stabilized by late February, after oil prices hit a bottom, central banks in Europe and Japan announced new stimulus measures, and the Fed reduced its rate-hike forecast for 2016 from four to two.

Another bout of strong volatility occurred in June. After flirting with record highs early in the month, U.S. stocks plunged when U.K. voters decided to leave the European Union. The June 23 Brexit vote triggered a dramatic two-day sell-off that rattled global financial markets. But equally as dramatic was the subsequent three-day rally to end the second calendar quarter. Central banks in the U.K. and Europe pledged to take necessary action to support the financial markets in the wake of the Brexit vote, which helped restore investor confidence. In addition, the Fed held short-term interest rates steady, providing another boost for stocks.

Rate-hike speculation resumed in July and August, but overall sluggish economic data stifled that speculation. By the end of the reporting period, market consensus pushed out the next Fed rate hike to December 2016, at the earliest.

Fund Strategy

Our strategy is to find companies capable of gaining market share compared with their peers. We believe over time such companies will grow earnings and improve returns at an accelerated rate. This strategy typically results in biases toward growth and high-quality stocks, but we also pursue value opportunities when we believe the particular company can attain market share gains. Overall, we seek companies with durable franchises and opportunities to grow even in times of uncertainty.*

Security selection was the main driver of the Fund’s underperformance relative to the benchmark, particularly in the consumer staples, industrials, and consumer discretionary sectors. In the consumer staples sector, our position in a food company that specializes in natural and organic foods weighed on performance. Late in the period, the stock sold off sharply due to potential financial reporting issues. In the industrials sector, the Fund’s position in a waste management company focused on the health care industry weakened and detracted from results. The Fund also held a position in a railroad equipment manufacturer that struggled due to declining U.S. rail traffic. Within the consumer discretionary sector, an overweight position in the media industry detracted due to investor concerns about competition potentially weakening the traditional cable platform.*

Strong performance from interest rate-sensitive sectors also created challenges for the Fund’s relative results. We typically favor sectors with stronger earnings growth prospects. But with interest rates declining throughout the period, rate-sensitive sectors, including utilities, telecommunication services, and real estate investment trusts1 (REITs), were significant outperformers, and the Fund’s underweight exposure in these areas weighed on relative results.*

On a positive note, our security selection and overweight position in the information technology sector aided performance. We continued to favor this sector, believing the search for improved efficiencies in a slow-growing economy represents a tailwind to information technology company earnings. In particular, our holdings in the semiconductor, social networking, and video game manufacturing industries generated strong performance.

The Fund ended the period with overweight positions in the consumer discretionary, health care, and information technology sectors and underweight positions in interest rate-sensitive sectors, including financials, REITs, telecommunication services, and utilities.*

Outlook

We continue to remain cautiously optimistic toward the equity market. With yields on U.S. Treasury securities remaining unusually low, we believe investors will likely turn to stocks for better return potential. We believe the greatest challenge to the market rests with the Fed’s ability to actually raise rates without triggering a significant economic slowdown. In recent months, the financial markets have shown an inability to tolerate even the hint of a possible rate increase. We believe the Fed ultimately will resume its rate tightening campaign at a slow and measured pace. We are also entering a period of heightened uncertainty due to the upcoming presidential election. Future government policies will likely be radically different depending on the election’s outcome.

*	The composition of the Fund’s portfolio is subject to change.

[1]	Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill U.S. Large Cap Equity Fund

Index Description

The U.S. Large Cap Equity Fund is measured against the Russell 1000® Index, an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/16	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	3.72%	10.99%	5.97%
A Shares (with 3.50% load)[1]	0.06%	10.20%	5.59%
C Shares[1]	2.97%	10.71%	5.83%
Investor Shares[1]	3.78%	11.01%	5.98%
Institutional Shares[1]	4.01%	11.26%	6.23%
Russell 1000® Index	11.69%	14.60%	7.64%
Lipper Large-Cap Core Funds Average[2]	9.31%	12.97%	6.64%

Expense Ratio
Gross
A Shares	1.42%
C Shares	2.32%
Investor Shares	1.57%
Institutional Shares	1.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers were in effect through April 1, 2016.

The above expense ratios are from the Funds’ prospectus dated April 1, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2016 can be found in the Financial Highlights.

[1]	This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 and December 31, 2014 for the A Shares and C Shares, respectively. The A Shares and C Shares began presenting performance linked to the Investor Class in September of 2011 and since inception, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%, and C Shares bear a 12b-1 fee of 1.00%. Investor Shares, Institutional Shares and C Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares and C Shares of the Fund been offered for periods May 2, 2011 and December 31, 2014, respectively, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Opportunistic Fund

Fund Goal
We pursue positive investment returns by opportunistically investing in equities, real estate investment trusts (REITs), master limited partnerships (MLPs), fixed income securities, preferred stocks, exchange traded funds (ETF), (which may include leveraged and inverse ETFs), options, commodities, and money market funds. The Fund’s management team will consider all asset classes and may invest in domestic as well as international securities. The team pursues investment opportunities with the most attractive risk/return profiles and a favorable margin of safety.

For the 12-month period ended August 31, 2016, the Opportunistic Fund’s A Shares (at NAV) returned -3.29%; the C Shares returned -3.99%; the Investor Shares returned -3.33%, and the Institutional Shares returned -3.03%. The Fund’s benchmarks, the S&P 500 Index and the HFRX Equity Hedge Index, posted total returns of 12.55% and -3.43%, respectively.

Market Conditions

Market volatility throughout the period created opportunities for nimble and iron-willed investors. For the fiscal year, value stocks generally outperformed growth stocks, as investors struggled to capture yield. For much of the period, the utilities and telecommunication services sectors outperformed due to investors seeking refuge in dividend-paying stocks.

Within the Fund, our exposure to silver via an ETF was a main contributor to performance. Overall, precious metals benefited from the declining interest rate environment, which led to negative interest rates in Europe and Japan. Investors shifted into precious metals, including gold, which rallied due to its status as an alternative form of hard currency. Silver advanced, too, but it remained undervalued on an historic basis versus gold. In the event of a global pickup in economic activity, we believe silver will experience additional gains due to its importance in many industrial applications.*

Elsewhere, select individual stock holdings aided Fund performance, including a large-cap diversified chemicals company and a small-cap homebuilder. The chemicals company advanced on merger news, while the homebuilder benefited from its exposure to strong regional housing markets, including Denver, Atlanta, and Central Texas. *

Between 30% and 50% of the Fund’s equity holdings generally are considered “merger arbitrage” positions, or companies in the process of being acquired. The price movement of these stocks is not highly correlated to the S&P 500. These positions typically have an investment horizon of less than nine months, but this relatively short timeframe does not eliminate volatility, and several of the Fund’s merger arbitrage holdings detracted from performance. In particular, a large position in a hard disk drive components manufacturer declined substantially after the company’s non-U.S. buyer faced mounting regulatory scrutiny. The deal remains pending. Several health care merger arbitrage holdings also detracted. The health care sector faced political pressures after an unrelated company announced a price hike of more than 5,000% on a drug it acquired.*

Fund Strategy

We believe attractive investment opportunities often arise from situations in which Wall Street research is either non-existent or inadequate. We rely on our own bottom-up research to determine whether these securities offer attractive investment opportunities. We also modulate the level of exposure to risk assets based on our ability to find attractive investment opportunities. This can result in significant fluctuations of the Fund’s net exposure to risk assets over time.

We use ETFs to hedge the Fund’s long positions, and we may use options on indices or ETFs to hedge a portion of the portfolio. When opportunities are scarce, we also may raise cash to lower our net exposure to the market. We track and modulate the Fund’s stock market exposure based on our view of market conditions and the prevalence of attractive investment opportunities. We measure our stock market exposure as being our investment in equities and equity-like instruments less the effect of hedging instruments. Through this modulation, we attempt to minimize the influence of market corrections on the portfolio and mitigate losses in a declining market. We will reduce our equity exposure should conditions deteriorate.*

After lowering the Fund’s net equity exposure to approximately 50% at the end of August 2015, we increased exposure as the 12-month period progressed. In particular, we focused on stocks we believe will benefit from a more aggressive fiscal policy. We also increased exposure to merger arbitrage equity holdings, but regulatory pressures caused unexpected negative volatility in many of these positions. We did acquire a few stocks just days ahead of their merger announcements, leading to some success from event-driven ideas. We also forecasted a rebound in commodity prices, but we were approximately six weeks too early in aluminum, and the market downturn in early 2016 forced us from a number of positions.*

We also owned high-yield fixed-income securities with intermediate durations (duration refers to a security’s price sensitivity to interest rate changes) and preferred securities. We believed these securities offered lower implied volatility along with higher income, particularly as U.S. Treasury yields declined and remained unusually low.*

We always look for “special situation” ideas, which may involve a management overhaul of a company, smaller cap stocks that have little-to-no Wall Street analyst coverage, or even a compelling niche product/brand/service that we believe will soon garner greater attention from investors. Approximately 10% to 11% of the Fund fit this definition at fiscal year-end.

Outlook

Bond market indicators continue to suggest growth prospects are muted and recent signs of economic strength are unsustainable. Accordingly, we ended the period with a net equity exposure of approximately 60%. We continue to participate in merger arbitrage ideas, generally all-cash transactions. We also continue to search for deep value ideas or stocks that are attractive yet have no Wall Street following (generally small-cap names). However, we are focusing more heavily in larger-cap, lower-volatility holdings with attractive valuations given their expected growth, including consumer products and pharmacy companies. We maintain a positive view toward the information technology sector, particularly the software industry and hardware technology companies focused on the burgeoning 3-D printing market.*

*	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Opportunistic Fund

Index Description

The S&P 500 Index is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multilevel screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

International investing involves increased risk and volatility.

Mid- and Small-cap companies may be more vulnerable to adverse business or economic developments.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the periods ended 8/31/16	1 Year	Since Inception (9/1/2011)
A Shares (at NAV)	-3.29%	8.43%
A Shares (with 3.50% load)	-6.70%	7.67%
C Shares[1]	-3.99%	8.12%
Investor Shares	-3.33%	8.36%
Institutional Shares	-3.03%	8.71%
S&P 500 Index	12.55%	14.97%
HFRX Equity Hedge Index	-3.43%	1.31%
Lipper Absolute Return Funds Average[2]	1.47%	2.12%

Expense Ratio

Gross
A Shares	1.93%
C Shares	2.83%
Investor Shares	2.08%
Institutional Shares	1.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers were in effect through April 1, 2016.

The above expense ratios are from the Funds’ prospectus dated April 1, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2016 can be found in the Financial Highlights.

Certain returns shown include monies received by the Fund in respect to one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

[1]	This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 31, 2014 for the C Shares. Unlike Investor Shares, which bear a 12b-1 fee of 0.25%, C Shares bear a 12b-1 fee of 1.00%. This difference is reflected in the performance information. Accordingly, had the C Shares of the Fund been offered for periods prior to December 31, 2014, the performance information would have been different as a result of higher annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from August 31, 2011.

The Cavanal Hill World Energy Fund

Fund Goal
We seek to provide growth and income by primarily investing net assets in a wide range of energy related financial instruments issued in the U.S. and markets around the world.

For the 12-month period ended August 31, 2016, the World Energy Fund’s A Shares (at NAV) posted a total return of 1.59%; the C Shares returned 0.99%; the Investor Shares returned 1.66% and the Institutional Shares posted a total return of 2.09%. The Fund’s benchmarks, the S&P 500 Index and the MSCI World Energy Index returned 12.55% and 5.35%, respectively.

The Fund’s underperformance relative to the index primarily was due to our more-defensive positioning—a strategy we implemented during fiscal 2015 in response to turmoil in the oil markets. (This strategy led to outperformance versus the index for the 12-month period ended August 31, 2015.) Oil prices continued to plunge through February 2016, before recovering in the final six months of the period. Overall, though, the second-half rally was insufficient to overcome the first-half plunge, and West Texas Intermediate (WTI) crude declined 9.15% for the 12-month period. Brent crude performed better, gaining 2.54% for the period, while natural gas gained 7.36%. Stock movements generally reflect expectations for longer-term commodity prices, which helps explain the difference in performance between energy stocks and the underlying commodities.*

Oil Market Backdrop

An oversupplied global oil market—largely due to increased production in the U.S.—has been the main driver of declining oil prices. For example, U.S. oil production peaked at more than 9.6 million barrels per day in April 2015. Since then, a decline in the U.S. rig count has caused production to decline to fewer than 8.6 million barrels per day. During the Fund’s fiscal year, the U.S. rig count fell from 662 rigs on September 4, 2015, to 406 rigs on August 26, 2016. Similarly, the natural gas rig count fell from 202 rigs on September 4, 2015, to 81 on August 26, 2016. These U.S. production cuts helped the global oil supply/demand dynamic move closer into balance, driving gains in energy prices and stocks in the final months of the reporting period.

Fund Strategy

The Fund has the flexibility to invest in a variety of instruments, including common stocks, fixed income securities, and master limited partnerships (MLPs). We allocate the Fund’s assets according to what we believe are the best opportunities based on our view of commodity prices and the relative attractiveness of the energy sector’s various subsectors.*

We began the fiscal year with a defensive bias, investing nearly 20% of Fund assets in cash and fixed income securities. We gradually reduced the Fund’s fixed-income exposure in favor of greater equity exposure. This shift weighed on performance early in the period, as the stock market suffered a severe sell-off. But after oil prices bottomed in February 2016, sparking a rally in commodities markets and among energy-related stocks, our increased exposure to equities aided the Fund’s absolute performance. However, compared with the all-equity index, the Fund remained more defensively positioned. Overall, the Fund’s fixed-income positions aided performance during the market downturn but weighed on results when the market rebounded.*

Within the energy sector, our exposure to exploration and production assets, primarily in the Permian Basin (located in Texas and New Mexico), and to pipeline companies contributed to performance. We believe Permian Basin assets remain undervalued. As oil prices rise and fracking technology improves, we believe the recovery of oil in this region will become more profitable than currently projected.*

Elsewhere, our holdings among alternative energy assets were mixed, with wind adding to performance and solar detracting from performance. We believe wind will remain a competitive alternative fuel relative to natural gas and coal in most of the developed world, and we continued to uncover new investment opportunities during the 12-month period.

Meanwhile, we expected the U.S. government’s extension of solar tax credits at the end of 2015 to increase the attractiveness of the energy source and push projects forward. However, excess solar capacity in the market caused stocks to underperform. Additionally, the bankruptcy of a high-profile solar company put additional strain on the sector. We reduced the Fund’s exposure to solar companies, waiting for a rebalance in supply and demand.*

Outlook

We continue to believe the energy sector offers value that will be realized over time. Demand growth remains secular, and as balance is restored to the market, we expect oil prices to rise further. But that will likely take time, as we estimate the excess inventory of oil currently stands at more than 500 million barrels globally. This inventory level is keeping oil prices lower than they otherwise would be. As of August 31, 2016, the per-barrel price for WTI crude was $44.70, compared with $49.20 at the end of August 2015.

We expect global demand for oil to increase, eventually triggering a need for production increases. However, Russian production is near an all-time high, Saudi Arabia is producing at a multi-decade high, and Iran’s production is close to where it was five years ago, prior to U.N.-imposed sanctions. Given the recent cuts in U.S. oil output, the U.S. remains the nation with the greatest capacity to increase production. But it’s not economically feasible for U.S. companies to incur the significant costs associated with drilling new wells when oil costs less than $50 per barrel. These market dynamics suggest the price of oil will have to rise to meet growing demand—in the near term and long term.

*	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill World Energy Fund

Index Description

The S&P 500 Index is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the World Energy Fund is measured against the MSCI World Energy Index. The MSCI World Energy Index captures the large and mid-cap segments across 23 developed markets and includes securities classified in the energy sector per Global Industry Classification Standard. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in below investment-grade fixed income securities.

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

International investing involves increased risk and volatility.

Concentration in energy-related industry securities may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. A downturn in the energy sectors would have a larger impact on the Fund than on a fund that does not concentrate in these industries.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

		Since
		Inception
For the periods ended 8/31/16	1 Year	(2/4/2014)
A Shares (at NAV)	1.59%	-4.56%
A Shares (with 3.50% load)	-1.95%	-5.87%
C Shares	0.99%	-5.24%
Investor Shares	1.66%	-4.58%
Institutional Shares	2.09%	-4.28%
S&P 500 Index	12.55%	10.98%
MSCI World Energy Index	5.35%	-6.47%
Lipper Global Natural Resources Funds Average[1]	3.19%	-8.86%

Expense Ratio

Gross
A Shares	1.48%
C Shares	2.38%
Investor Shares	1.63%
Institutional Shares	1.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers were in effect through April 1, 2016.

The above expense ratios are from the Funds’ prospectus dated April 1, 2016. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2016 can be found in the Financial Highlights.

1   The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from January 31, 2014.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities

August 31, 2016

	U.S. Treasury Fund	Government Securities Money Market Fund	Tax-Free Money Market Fund
Assets:
Investments, at cost	$855,566,025	$1,091,803,655	$234,455,362
Investments, at value	855,566,025	1,091,803,655	234,455,362
Repurchase agreements, at value/cost	718,821,268	626,409,029	—
Total Investments	1,574,387,293	1,718,212,684	234,455,362
Cash	300,105	15,980	34
Interest and dividends receivable	1,192,200	435,238	93,117
Receivable for capital shares reinvested	3	1,971	2
Receivable from fees waived or reimbursed	—	80,553	1,210
Prepaid expenses and other assets	20,755	38,494	9,311
Total Assets	1,575,900,356	1,718,784,920	234,559,036

Liabilities:
Distributions payable	26,880	77,514	53,668
Accrued expenses and other payables:
Investment advisory fees	64,679	72,962	9,553
Administration fees	64,674	72,956	9,552
Distribution fees	169,702	93,211	2,907
Custodian fees	12,922	14,566	1,663
Trustee fees	1,319	1,752	255
Fund accounting and compliance fees	4,836	5,365	978
Transfer agent fees	36,827	53,119	6,529
Shareholder servicing fees	16,726	—	—
Other accrued liabilities	70,656	96,877	14,114
Total Liabilities	469,221	488,322	99,219
Net Assets	$1,575,431,135	$1,718,296,598	$234,459,817

Composition of Net Assets:
Shares of beneficial interest, at par	$15,754	$17,191	$2,345
Additional paid-in capital	1,575,415,102	1,719,035,236	234,455,705
Accumulated net investment income/(distributions in excess of net investment income)	38	(682)	149
Accumulated net realized gain/(loss) from investment transactions	241	(755,147)	1,618
Net Assets	$1,575,431,135	$1,718,296,598	$234,459,817

Net Assets:
Administrative Shares	$1,310,794,996	$945,474,770	$14,365,619
Service Shares	44,780,269	—	—
Institutional Shares	219,855,870	756,948,244	—
Select Shares	—	—	202,274,377
Premier Shares	—	15,873,584	10,620
Reserve Class	—	—	17,809,201
Total	$1,575,431,135	$1,718,296,598	$234,459,817

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	1,310,703,773	945,839,252	14,361,442
Service Shares	44,800,759	—	—
Institutional Shares	219,926,553	757,355,851	—
Select Shares	—	—	202,272,552
Premier Shares	—	15,873,596	10,622
Reserve Class	—	—	17,813,936
Total	1,575,431,085	1,719,068,699	234,458,552

Net Asset Value, offering price & redemption price per share:
Administrative Shares	$1 .00	$1 .00	$1 .00
Service Shares	$1 .00	$—	$—
Institutional Shares	$1 .00	$1 .00	$—
Select Shares	$—	$—	$1 .00
Premier Shares	$—	$1 .00	$1 .00
Reserve Class	$—	$—	$1 .00

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Continued

August 31, 2016

	Intermediate
	Tax-Free Bond	Short-Term	Intermediate
	Fund	Income Fund	Bond Fund	Bond Fund
Assets:
Investments, at cost	$35,786,622	$128,525,781	$68,840,234	$159,950,859
Investments in affiliates, at cost	3,822,422	1,194,282	1,565,796	7,816,211
Total Investments, at cost	39,609,044	129,720,063	70,406,030	167,767,070
Investments, at value	37,861,354	126,144,004	66,624,940	160,812,916
Investments in affiliates, at value	3,822,422	1,194,282	1,565,796	7,816,211
Total Investments, at value	41,683,776	127,338,286	68,190,736	168,629,127
Cash	4	—	399	112
Interest and dividends receivable	310,113	288,140	221,467	655,755
Receivable for capital shares issued	5,697	362,237	65,405	194,567
Receivable for capital shares reinvested	14,016	57,783	48,998	73,137
Prepaid expenses and other assets	32,671	20,624	22,438	20,538
Total Assets	42,046,277	128,067,070	68,549,443	169,573,236

Liabilities:
Distributions payable	88,015	138,514	72,747	243,670
Cash Overdraft	—	36	—	—
Payable for investments purchased	—	—	—	1,750,000
Payable for capital shares redeemed	616	264,529	85,977	304,967
Accrued expenses and other payables:
Investment advisory fees	6,912	16,535	11,642	28,145
Administration fees	2,765	8,819	4,657	11,258
Distribution fees	1,708	8,508	6,796	2,798
Custodian fees	340	1,017	547	1,336
Trustee fees	45	140	75	135
Fund accounting and compliance fees	821	3,517	2,633	2,479
Transfer agent fees	1,263	3,916	2,189	4,264
Shareholder servicing fees	226	2,064	541	179
Other accrued liabilities	2,528	8,787	5,087	7,625
Total Liabilities	105,239	456,382	192,891	2,356,856
Net Assets	$41,941,038	$127,610,688	$68,356,552	$167,216,380

Composition of Net Assets:
Shares of beneficial interest, at par	$37	$133	$65	$172
Additional paid-in capital	39,847,664	150,015,512	78,083,665	166,570,021
Accumulated net investment income/(distributions in excess of net investment income)	(4,401)	11,553	352,704	(1,514)
Accumulated net realized gain/(loss) from investment transactions	23,006	(20,034,733)	(7,864,588)	(214,356)
Net unrealized appreciation/(depreciation) on investments	2,074,732	(2,381,777)	(2,215,294)	862,057
Net Assets	41,941,038	127,610,688	68,356,552	167,216,380

Net Assets:
Investor Shares	$4,837,950	$36,877,776	$14,175,993	$11,278,653
Institutional Shares	33,860,755	89,097,858	52,057,207	155,660,244
A Shares	3,242,333	1,635,054	2,123,352	277,483
Total	$41,941,038	$127,610,688	$68,356,552	$167,216,380

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	429,925	3,843,017	1,337,955	1,154,421
Institutional Shares	3,006,103	9,291,146	4,912,284	15,972,968
A Shares	287,906	170,400	200,613	28,448
Total	3,723,934	13,304,563	6,450,852	17,155,837

Net Asset Value, offering price & redemption price per share:
Investor Shares	$11.25	$9.60	$10.60	$9.77
Institutional Shares	$11.26	$9.59	$10.60	$9.75
A Shares	$11.26	$9.60	$10.58	$9.75
Maximum Sales Charge:
A Shares	2.00%	2.00%	2.00%	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$11.49	$9.80	$10.80	$9.95

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Concluded

August 31, 2016

		U.S. Large Cap	Opportunistic	World Energy
	Active Core Fund	Equity Fund	Fund	Fund
Assets:
Investments, at cost	$52,224,677	$8,410,990	$34,761,464	$46,574,200
Investments in affiliates, at cost	1,611,356	147,623	2,724,613	1,397,303
Total Investments, at cost	53,836,033	8,558,613	37,486,077	47,971,503
Investments, at value	60,761,603	11,738,075	35,446,803	51,250,733
Investments in affiliates, at value	1,558,132	147,623	2,724,613	1,397,303
Total Investments, at value	62,319,735	11,885,698	38,171,416	52,648,036
Cash	3,270	997	761,145	—
Deposit with broker for securities sold short	—	—	280,430	—
Interest and dividends receivable	175,858	13,880	98,167	166,683
Receivable for capital shares issued	13,755	23,209	44,082	15,020
Receivable for investments sold	274,073	—	455,999	108,601
Prepaid expenses and other assets	26,198	24,384	33,261	17,997
Total Assets	62,812,889	11,948,168	39,844,500	52,956,337

Liabilities:
Securities sold short, at value (proceeds received $204,493)	—	—	229,993	—
Payable for investments purchased	324,119	—	850,939	—
Payable for capital shares redeemed	—	45,380	501,754	147,158
Dividends payable on securities sold short	—	—	1,062	—
Accrued expenses and other payables:
Investment advisory fees	18,632	4,154	28,054	27,111
Administration fees	4,259	831	2,640	3,615
Distribution fees	2,166	436	1,829	11,247
Custodian fees	517	101	298	391
Trustee fees	64	73	36	45
Fund accounting and compliance fees	2,427	373	233	405
Transfer agent fees	1,838	1,401	1,090	1,249
Shareholder servicing fees	17	3	208	1,213
Other accrued liabilities	3,609	4,433	2,477	3,874
Total Liabilities	357,648	57,185	1,620,613	196,308
Net Assets	$62,455,241	$11,890,983	$38,223,887	$52,760,029

Composition of Net Assets:
Shares of beneficial interest, at par	$47	$9	$29	$61
Additional paid-in capital	52,618,629	5,325,827	39,566,080	65,201,165
Accumulated net investment income/(distributions in excess of net investment income)	174,191	17,591	38,919	51,010
Accumulated net realized gain/(loss) from investment transactions	1,178,672	3,220,471	(2,040,980)	(17,168,740)
Net unrealized appreciation/(depreciation) on investments	8,483,702	3,327,085	659,839	4,676,533
Net Assets	$62,455,241	$11,890,983	$38,223,887	$52,760,029

Net Assets:
Investor Shares	$7,920,751	$1,835,857	$2,450,767	$10,176,618
Institutional Shares	53,076,646	9,877,853	33,056,110	26,214,098
A Shares	1,390,525	167,344	2,274,662	8,643,660
C Shares	67,319	9,929	442,348	7,725,653
Total	$62,455,241	$11,890,983	$38,223,887	$52,760,029

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	593,194	137,456	190,535	1,178,907
Institutional Shares	3,963,289	734,678	2,544,836	3,030,288
A Shares	104,461	12,525	176,343	1,001,648
C Shares	5,059	750	34,758	901,616
Total	4,666,003	885,409	2,946,472	6,112,459

Net Asset Value, offering price & redemption price per share(a):
Investor Shares	$13.35	$13.36	$12.86	$8.63
Institutional Shares	$13.39	$13.45	$12.99	$8.65
A Shares	$13.31	$13.36	$12.90	$8.63
C Shares	$13.31	$13.25	$12.73	$8.57
Maximum Sales Charge:
A Shares	3.50%	3.50%	3.50%	3.50%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$13.79	$13.84	$13.37	$8.94

(a)   Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations

Year Ended August 31, 2016

		Government
	U.S. Treasury	Securities Money	Tax-Free Money
	Fund	Market Fund	Market Fund
Investment Income:
Interest income	$3,254,477	$4,805,121	$438,328
Dividend income	70,670	143,612	8,323
Total income	3,325,147	4,948,733	446,651

Expenses:
Investment advisory fees	2,170,223	2,623,363	375,574
Administration fees	723,402	874,447	125,190
Distribution fees - Administrative Shares	3,095,083	2,518,462	23,777
Distribution fees - Service Shares	76,968	—	—
Distribution fees - Premier Shares	—	45,762	54
Shareholder servicing fees - Administrative Shares	3,095,083	2,518,462	23,777
Shareholder servicing fees - Service Shares	76,968	—	—
Shareholder servicing fees - Institutional Shares	444,959	1,830,893	—
Shareholder servicing fees - Select Shares	—	—	548,203
Shareholder servicing fees - Premier Shares	—	22,881	27
Shareholder servicing fees - Reserve Shares	—	—	53,945
Fund accounting and compliance fees	308,765	386,571	57,591
Transfer agent fees	291,287	449,954	52,322
Custodian fees	144,081	173,315	24,178
Trustee fees	45,927	69,307	8,214
Professional fees	245,884	368,970	43,873
Printing fees	57,862	102,240	12,223
Registration fees	19,012	34,061	12,732
Other expenses	145,203	183,223	36,419

Total expenses before fee and expense reductions	10,940,707	12,201,911	1,398,099

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(1,696,818)	(1,987,271)	(411,365)
Administration fees waived	(209,314)	(133,917)	(73,534)
Custodian fees waived	(32,962)	—	(14,425)
Distribution fees waived - Administrative Shares	(2,269,068)	(1,719,388)	(11,813)
Distribution fees waived - Service Shares	(58,235)	—	—
Distribution fees waived - Premier Shares	—	(42,019)	(52)
Shareholder servicing fees waived - Administrative Shares	(3,095,083)	(2,400,137)	(23,151)
Shareholder servicing fees waived - Service Shares	(73,325)	—	—
Shareholder servicing fees waived - Institutional Shares	(342,761)	(1,403,112)	—
Shareholder servicing fees waived - Select Shares	—	—	(548,203)
Shareholder servicing fees waived - Premier Shares	—	(22,881)	(27)
Shareholder servicing fees waived - Reserve Shares	—	—	(47,398)

Net expenses	3,163,141	4,493,186	268,131

Net investment income	162,006	455,547	178,520

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investments	4,460	466	1,618
Net realized/unrealized gains/(losses) on investments	4,460	466	1,618
Change in net assets resulting from operations	$166,466	$456,013	$180,138

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Continued

Year Ended August 31, 2016

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Investment Income:
Interest income	$1,250,986	$2,187,716	$1,387,989	$3,291,591
Dividend income from affiliates	1,506	1,568	708	2,084
Total income	1,252,492	2,189,284	1,388,697	3,293,675

Expenses:
Investment advisory fees	223,426	775,209	377,015	822,528
Administration fees	32,499	112,758	54,839	119,641
Distribution fees - Investor Shares	11,848	103,273	42,017	24,493
Distribution fees - A Shares	5,690	9,640	55,103	5,247
Shareholder servicing fees - Investor Shares	11,848	103,273	42,017	24,493
Shareholder servicing fees - Institutional Shares	84,019	239,455	74,250	344,136
Shareholder servicing fees - A Shares	2,276	3,856	22,041	2,099
Fund accounting and compliance fees	16,270	74,676	43,591	60,165
Transfer agent fees	8,650	43,061	25,269	35,002
Custodian fees	4,043	13,714	6,744	14,657
Trustee fees	1,172	4,620	2,006	4,385
Professional fees	6,227	24,017	10,731	23,958
Printing fees	2,763	12,201	8,113	8,552
Registration fees	37,547	42,993	43,860	35,934
Other expenses	4,214	12,292	5,937	10,244

Total expenses before fee and expense reductions	452,492	1,575,038	813,533	1,535,534

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(142,608)	(565,288)	(240,415)	(525,000)
Administration fees waived	(444)	(1,498)	(497)	(1,575)
Shareholder servicing fees waived - Investor Shares	(11,298)	(84,557)	(34,886)	(22,550)
Shareholder servicing fees waived - Institutional Shares	(83,654)	(238,319)	(74,213)	(344,136)
Shareholder servicing fees waived - A Shares	(1,416)	(3,856)	(21,771)	(2,099)

Net expenses	213,072	681,520	441,751	640,174

Net investment income	1,039,420	1,507,764	946,946	2,653,501

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investments	23,662	(284,324)	457,968	656,445
Change in unrealized appreciation on investments	225,480	652,314	67,768	3,114,392
Net realized/unrealized gains/(losses) on investments	249,142	367,990	525,736	3,770,837
Change in net assets resulting from operations	$1,288,562	$1,875,754	$1,472,682	$6,424,338

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Concluded

Year Ended August 31, 2016

	Active Core Fund	U.S. Large Cap Equity Fund	Opportunistic Fund	World Energy Fund
Investment Income:
Interest income	$713,742	$—	$219,439	$247,913
Dividend income	776,743	330,625	420,091	983,153
Dividend income from affiliates	8,917	92	1,053	587
Foreign tax withholding	(429)	(262)	(3,030)	(43,155)
Total income	1,498,973	330,455	637,553	1,188,498

Expenses:
Investment advisory fees	461,326	158,338	336,041	337,581
Administration fees	49,873	18,358	31,628	38,581
Distribution fees - Investor Shares	27,834	4,558	3,574	17,661
Distribution fees - A Shares	2,045	515	10,964	27,941
Distribution fees - C Shares	502	96	3,668	73,676
Shareholder servicing fees - Investor Shares	27,834	4,558	3,574	17,661
Shareholder servicing fees - Institutional Shares	125,848	52,272	83,381	56,544
Shareholder servicing fees - A Shares	818	206	4,385	11,176
Shareholder servicing fees - C Shares	126	24	917	18,419
Short dividend expense	—	—	5,483	—
Fund accounting and compliance fees	36,990	5,568	9,075	12,593
Transfer agent fees	10,646	4,574	11,427	18,503
Custodian fees	6,190	2,277	3,792	4,680
Trustee fees	1,597	518	800	1,108
Professional fees	8,419	2,497	4,372	5,785
Printing fees	3,458	1,934	4,087	8,263
Registration fees	50,566	70,786	48,763	74,940
Other expenses	5,917	3,529	3,545	4,898

Total expenses before fee and expense reductions	819,989	330,608	569,476	730,010

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(246,874)	(66,608)	(773)	(48,661)
Administration fees waived	(755)	(61)	(773)	(436)
Shareholder servicing fees waived - Investor Shares	(26,626)	(4,346)	(2,923)	(11,491)
Shareholder servicing fees waived - Institutional Shares	(125,757)	(52,272)	(82,311)	(53,246)
Shareholder servicing fees waived - A Shares	(809)	(206)	(4,285)	(9,124)
Shareholder servicing fees waived - C Shares	(126)	(24)	(814)	(17,128)

Net expenses	419,042	207,091	477,597	589,924

Net investment income	1,079,931	123,364	159,956	598,574

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investments	1,303,769	3,257,432	(1,758,504)	(7,912,627)
Net realized (losses) from short securities	—	—	(219,623)	—
Change in unrealized appreciation/(depreciation) on investments	1,542,064	(3,901,390)	661,939	7,238,877
Change in unrealized (depreciation) on short securities	—	—	(25,500)	—
Net realized/unrealized gains/(losses) on investments	2,845,833	(643,958)	(1,341,688)	(673,750)
Change in net assets resulting from operations	$3,925,764	$(520,594)	$(1,181,732)	$(75,176)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets

	U.S. Treasury Fund		Government Securities Money Market Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
From Investment Activities:
Operations:
Net investment income	$162,006	$23,227	$455,547	$131,588
Net realized gains/(losses) from investment transactions	4,460	(4,220)	466	(828)
Change in net assets resulting from operations	166,466	19,007	456,013	130,760

Distributions to Shareholders:
From net investment income:
Administrative Shares	(104,500)	(20,237)	(100,886)	(79,650)
Service Shares	(2,668)	(673)	—	—
Institutional Shares	(54,838)	(2,279)	(347,806)	(51,796)
Premier Shares	—	—	(7,046)	(169)
Change in net assets from shareholder distributions	(162,006)	(23,189)	(455,738)	(131,615)
Change in net assets from capital transactions	122,998,794	322,400,164	188,931,344	333,274,623
Change in net assets	123,003,254	322,395,982	188,931,619	333,273,768

Net Assets:
Beginning of year	1,452,427,881	1,130,031,899	1,529,364,979	1,196,091,211
End of year	$1,575,431,135	$1,452,427,881	$1,718,296,598	$1,529,364,979
Accumulated net investment income/(distributions in excess of net investment income)	$38	$38	$(682)	$(491)

Capital Transactions*:
Administrative Shares
Issued	1,732,862,735	1,824,966,223	997,853,053	1,149,867,456
Reinvested	28	6	641	744
Redeemed	(1,721,399,740)	(1,466,857,831)	(995,328,998)	(929,086,168)
Change in Administrative Shares	11,463,023	358,108,398	2,524,696	220,782,032
Service Shares
Issued	133,120,754	232,104,855	—	—
Redeemed	(131,306,893)	(239,105,366)	—	—
Change in Service Shares	1,813,861	(7,000,511)	—	—
Institutional Shares
Issued	306,226,132	153,398,012	1,597,414,186	1,589,863,233
Reinvested	—	—	1,500	501
Redeemed	(196,504,222)	(182,105,735)	(1,423,518,106)	(1,480,539,635)
Change in Institutional Shares	109,721,910	(28,707,723)	173,897,580	109,324,099
Premier Shares
Issued	—	—	65,836,087	21,847,451
Reinvested	—	—	6,925	167
Redeemed	—	—	(53,333,944)	(18,679,126)
Change in Premier Shares	—	—	12,509,068	3,168,492
Change in shares:	122,998,794	322,400,164	188,931,344	333,274,623

*	Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Tax-Free Money Market Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015
From Investment Activities:
Operations:
Net investment income	$178,520	$1,112
Net realized gains from investment transactions	1,618	255
Change in net assets resulting from operations	180,138	1,367

Distributions to Shareholders:
From net investment income:
Administrative Shares	(708)	(9)
Select Shares	(167,968)	(1,028)
Premier Shares	(7)	—
Reserve Class	(9,809)	(71)
From net realized gains:
Administrative Shares	—	(4)
Select Shares	—	(655)
Reserve Class	—	(53)
Change in net assets from shareholder distributions	(178,492)	(1,820)
Change in net assets from capital transactions	(10,543,174)	5,476,176
Change in net assets	(10,541,528)	5,475,723

Net Assets:
Beginning of year	245,001,345	239,525,622
End of year	$234,459,817	$245,001,345
Accumulated net investment income/(distributions in excess of net investment income)	$149	$21

Capital Transactions*:
Administrative Shares
Issued	28,363,428	34,719,430
Reinvested	—	—
Redeemed	(15,775,527)	(34,873,396)
Change in Administrative Shares	12,587,901	(153,966)
Select Shares
Issued	330,297,123	332,782,429
Redeemed	(348,850,511)	(334,531,892)
Change in Select Shares	(18,553,388)	(1,749,463)
Premier Shares
Issued	1,907	712
Reinvested	5	—
Redeemed	(1,549)	(879)
Change in Premier Shares	363	(167)
Reserve Class
Issued	153,373,587	141,016,760
Redeemed	(157,951,637)	(133,636,988)
Change in Reserve Class	(4,578,050)	7,379,772
Change in shares:	(10,543,174)	5,476,176

*	Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
From Investment Activities:
Operations:
Net investment income	$1,039,420	$988,141	$1,507,764	$1,682,963
Net realized gains/(losses) from investment transactions	23,662	(319)	(284,324)	99,256
Change in unrealized appreciation/(depreciation) on investments	225,480	(588,076)	652,314	(208,316)
Change in net assets resulting from operations	1,288,562	399,746	1,875,754	1,573,903

Distributions to Shareholders:
From net investment income:
Investor Shares	(111,418)	(61,224)	(486,254)	(398,938)
Institutional Shares	(875,966)	(888,258)	(1,408,997)	(1,424,757)
A Shares	(52,800)	(38,146)	(46,148)	(55,486)
Change in net assets from shareholder distributions	(1,040,184)	(987,628)	(1,941,399)	(1,879,181)
Change in net assets from capital transactions	1,229,577	5,005,728	(29,827,074)	(10,786,059)
Change in net assets	1,477,955	4,417,846	(29,892,719)	(11,091,337)

Net Assets:
Beginning of year	40,463,083	36,045,237	157,503,407	168,594,744
End of year	$41,941,038	$40,463,083	$127,610,688	$157,503,407
Accumulated net investment income/(distributions in excess of net investment income)	$(4,401)	$(3,621)	$11,553	$17,143

Capital Transactions:
Investor Shares
Proceeds from shares issued	$527,490	$3,376,713	$8,815,989	$20,908,584
Dividends reinvested	28,397	28,585	449,585	364,413
Cost of shares redeemed	(357,873)	(665,939)	(16,399,631)	(19,104,640)
Change in net assets from Investor Shares	198,014	2,739,359	(7,134,057)	2,168,357
Institutional Shares
Proceeds from shares issued	7,653,115	7,683,925	41,119,357	34,483,564
Dividends reinvested	111,039	102,871	331,917	377,977
Cost of shares redeemed	(8,058,252)	(6,131,817)	(57,779,297)	(47,865,171)
Change in net assets from Institutional Shares	(294,098)	1,654,979	(16,328,023)	(13,003,630)
A Shares
Proceeds from shares issued	3,317,533	1,314,130	2,325,771	7,512,164
Dividends reinvested	38,600	31,238	41,170	54,153
Cost of shares redeemed	(2,030,472)	(733,978)	(8,731,935)	(7,517,103)
Change in net assets from A Shares	1,325,661	611,390	(6,364,994)	49,214
Change in net assets resulting from capital transactions:	$1,229,577	$5,005,728	$(29,827,074)	$(10,786,059)

Share Transactions:
Investor Shares
Issued	46,993	300,837	919,932	2,174,391
Reinvested	2,526	2,537	46,873	37,876
Redeemed	(31,772)	(59,155)	(1,710,659)	(1,986,277)
Change in Investor Shares	17,747	244,219	(743,854)	225,990
Institutional Shares
Issued	679,429	680,672	4,290,113	3,587,317
Reinvested	9,869	9,125	34,622	39,303
Redeemed	(716,315)	(544,197)	(6,028,898)	(4,978,322)
Change in Institutional Shares	(27,017)	145,600	(1,704,163)	(1,351,702)
A Shares
Issued	294,129	116,275	242,308	780,293
Reinvested	3,432	2,775	4,290	5,629
Redeemed	(179,889)	(65,285)	(909,044)	(781,774)
Change in A Shares	117,672	53,765	(662,446)	4,148
Change in shares:	108,402	443,584	(3,110,463)	(1,121,564)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Bond Fund		Bond Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
From Investment Activities:
Operations:
Net investment income	$946,946	$704,918	$2,653,501	$1,720,631
Net realized gains/(losses) from investment transactions	457,968	(453,874)	656,445	(179,828)
Change in unrealized appreciation/(depreciation) on investments	67,768	368,503	3,114,392	(117,583)
Change in net assets resulting from operations	1,472,682	619,547	6,424,338	1,423,220

Distributions to Shareholders:
From net investment income:
Investor Shares	(236,631)	(222,865)	(181,405)	(132,595)
Institutional Shares	(506,226)	(391,374)	(2,922,326)	(1,651,579)
A Shares	(321,222)	(97,470)	(39,863)	(15,006)
Change in net assets from shareholder distributions	(1,064,079)	(711,709)	(3,143,594)	(1,799,180)
Change in net assets from capital transactions	5,154,864	19,618,746	55,440,622	35,761,761
Change in net assets	5,563,467	19,526,584	58,721,366	35,385,801

Net Assets:
Beginning of year	62,793,085	43,266,501	108,495,014	73,109,213
End of year	$68,356,552	$62,793,085	$167,216,380	$108,495,014
Accumulated net investment income/(distributions in excess of net investment income)	$352,704	$28,349	$(1,514)	$8,578

Capital Transactions:
Investor Shares
Proceeds from shares issued	$5,830,927	$9,006,510	$5,670,834	$1,995,037
Dividends reinvested	221,657	206,845	180,929	131,472
Cost of shares redeemed	(8,996,973)	(11,679,948)	(2,928,878)	(929,845)
Change in net assets from Investor Shares	(2,944,389)	(2,466,593)	2,922,885	1,196,664
Institutional Shares
Proceeds from shares issued	31,406,739	12,910,945	78,316,983	42,128,865
Dividends reinvested	223,018	141,073	690,283	395,093
Cost of shares redeemed	(8,025,724)	(5,324,596)	(25,649,186)	(8,517,958)
Change in net assets from Institutional Shares	23,604,033	7,727,422	53,358,080	34,006,000
A Shares
Proceeds from shares issued	14,508,041	18,530,101	3,576,125	924,427
Dividends reinvested	314,523	94,270	36,133	14,645
Cost of shares redeemed	(30,327,344)	(4,266,454)	(4,452,601)	(379,975)
Change in net assets from A Shares	(15,504,780)	14,357,917	(840,343)	559,097
Change in net assets resulting from capital transactions:	$5,154,864	$19,618,746	$55,440,622	$35,761,761

Share Transactions:
Investor Shares
Issued	552,465	853,538	585,875	207,253
Reinvested	21,009	19,602	18,736	13,704
Redeemed	(850,856)	(1,106,551)	(304,466)	(97,080)
Change in Investor Shares	(277,382)	(233,411)	300,145	123,877
Institutional Shares
Issued	2,960,741	1,224,394	8,152,160	4,395,272
Reinvested	21,124	13,354	71,648	41,178
Redeemed	(756,904)	(504,219)	(2,658,944)	(888,234)
Change in Institutional Shares	2,224,961	733,529	5,564,864	3,548,216
A Shares
Issued	1,374,489	1,755,854	370,346	96,198
Reinvested	29,827	8,936	3,741	1,525
Redeemed	(2,865,456)	(404,857)	(456,453)	(39,646)
Change in A Shares	(1,461,140)	1,359,933	(82,366)	58,077
Change in shares:	486,439	1,860,051	5,782,643	3,730,170

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Active Core Fund		U.S. Large Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015
From Investment Activities:
Operations:
Net investment income	$1,079,931	$1,084,724	$123,364	$177,948
Net realized gains/(losses) from investment transactions	1,303,769	2,780,725	3,257,432	1,118,584
Change in unrealized appreciation/(depreciation) on investments	1,542,064	(3,441,124)	(3,901,390)	(867,948)
Change in net assets resulting from operations	3,925,764	424,325	(520,594)	428,584

Distributions to Shareholders:
From net investment income:
Investor Shares	(195,158)	(159,853)	(9,169)	(6,773)
Institutional Shares	(863,778)	(891,442)	(97,282)	(197,905)
A Shares	(10,257)	(3,491)	(570)	(1,561)
C Shares	(360)	(76)	—	—
From net realized gains:
Investor Shares	(523,201)	(659,753)	(62,259)	(233,937)
Institutional Shares	(2,292,126)	(3,130,616)	(1,069,435)	(3,494,002)
A Shares	(17,789)	(13,266)	(8,522)	(63,799)
C Shares	(1,811)	—	(339)	—
Change in net assets from shareholder distributions	(3,904,480)	(4,858,497)	(1,247,576)	(3,997,977)
Change in net assets from capital transactions	(2,306,123)	856,327	(20,739,532)	(127,624)
Change in net assets	(2,284,839)	(3,577,845)	(22,507,702)	(3,697,017)

Net Assets:
Beginning of year	64,740,080	68,317,925	34,398,685	38,095,702
End of year	$62,455,241	$64,740,080	$11,890,983	$34,398,685
Accumulated net investment income/(distributions in excess of net investment income)	$174,191	$200,808	$17,591	$—

Capital Transactions:
Investor Shares
Proceeds from shares issued	$1,999,595	$1,195,137	$73,225	$402,497
Dividends reinvested	718,037	819,291	71,284	240,312
Cost of shares redeemed	(6,269,862)	(1,799,331)	(257,461)	(788,426)
Change in net assets from Investor Shares	(3,552,230)	215,097	(112,952)	(145,617)
Institutional Shares
Proceeds from shares issued	6,125,262	430,301	3,097,808	5,321,042
Dividends reinvested	3,154,742	4,020,442	998,892	3,256,478
Cost of shares redeemed	(8,977,345)	(4,066,491)	(24,649,309)	(8,281,603)
Change in net assets from Institutional Shares	302,659	384,252	(20,552,609)	295,917
A Shares
Proceeds from shares issued	1,716,418	268,994	13,053	76,712
Dividends reinvested	27,478	15,257	9,089	65,360
Cost of shares redeemed	(811,768)	(83,854)	(96,452)	(429,996)
Change in net assets from A Shares	932,128	200,397	(74,310)	(287,924)
C Shares(a)
Proceeds from shares issued	31,632	56,506	—	10,000
Dividends reinvested	2,171	75	339	—
Cost of shares redeemed	(22,483)	—	—	—
Change in net assets from C Shares	11,320	56,581	339	10,000
Change in net assets resulting from capital transactions:	$(2,306,123)	$856,327	$(20,739,532)	$(127,624)

(a)  Class C Shares commenced operations on December 31, 2014.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Active Core Fund		U.S. Large Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2016	August 31, 2015	August 31, 2016	August 31, 2015
Share Transactions:
Investor Shares
Issued	152,417	86,349	5,694	28,606
Reinvested	55,817	59,735	5,420	17,136
Redeemed	(473,882)	(128,118)	(19,439)	(55,777)
Change in Investor Shares	(265,648)	17,966	(8,325)	(10,035)
Institutional Shares
Issued	459,179	30,848	233,505	376,510
Reinvested	244,945	292,421	75,526	231,078
Redeemed	(683,585)	(291,707)	(1,966,211)	(582,548)
Change in Institutional Shares	20,539	31,562	(1,657,180)	25,040
A Shares
Issued	131,612	19,440	988	5,241
Reinvested	2,139	1,115	692	4,664
Redeemed	(60,877)	(6,023)	(7,559)	(30,779)
Change in A Shares	72,874	14,532	(5,879)	(20,874)
C Shares(a)
Issued	2,454	4,106	—	724
Reinvested	170	5	26	—
Redeemed	(1,676)	—	—	—
Change in C Shares	948	4,111	26	724
Change in shares:	(171,287)	68,171	(1,671,358)	(5,145)

(a)  Class C Shares commenced operations on December 31, 2014.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Opportunistic Fund		World Energy Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
From Investment Activities:
Operations:
Net investment income	$159,956	$(23,157)	$598,574	$457,641
Net realized gains/(losses) from investment transactions	(1,758,504)	1,063,686	(7,912,627)	(9,462,297)
Net realized (losses) from securities sold short	(219,623)	—	—	—
Change in unrealized appreciation/(depreciation) on investments	661,939	(868,542)	7,238,877	(5,242,933)
Change in unrealized (depreciation) on short securities	(25,500)	—	—	—
Change in net assets resulting from operations	(1,181,732)	171,987	(75,176)	(14,247,589)

Distributions to Shareholders:
From net investment income:
Investor Shares	(1,967)	(152)	(76,079)	(35,548)
Institutional Shares	(113,962)	(9,216)	(297,891)	(223,796)
A Shares	(7,750)	(303)	(123,469)	(62,345)
C Shares	—	—	(38,925)	(13,397)
From net realized gains:
Investor Shares	(30,918)	(42,158)	—	(30,774)
Institutional Shares	(868,121)	(342,398)	—	(148,991)
A Shares	(102,493)	(131,936)	—	(55,522)
C Shares	(7,360)	—	—	(37,312)
Change in net assets from shareholder distributions	(1,132,571)	(526,163)	(536,364)	(607,685)
Change in net assets from capital transactions	12,625,974	9,175,223	(1,038,255)	28,502,483
Change in net assets	10,311,671	8,821,047	(1,649,795)	13,647,209

Net Assets:
Beginning of year	27,912,216	19,091,169	54,409,824	40,762,615
End of year	$38,223,887	$27,912,216	$52,760,029	$54,409,824
Accumulated net investment income/(distributions in excess of net investment income)	$38,919	$—	$51,010	$25,168

Capital Transactions:
Investor Shares
Proceeds from shares issued	$1,666,344	$336,453	$5,569,136	$5,076,844
Dividends reinvested	28,746	38,404	74,788	62,158
Cost of shares redeemed	(459,216)	(472,214)	(2,084,792)	(2,232,283)
Change in net assets from Investor Shares	1,235,874	(97,357)	3,559,132	2,906,719
Institutional Shares
Proceeds from shares issued	25,583,669	13,701,213	10,412,247	23,813,973
Dividends reinvested	809,187	290,658	124,367	203,567
Cost of shares redeemed	(14,414,348)	(3,512,313)	(12,413,136)	(8,378,183)
Change in net assets from Institutional Shares	11,978,508	10,479,558	(1,876,522)	15,639,357
A Shares
Proceeds from shares issued	3,236,427	880,729	4,337,553	8,005,548
Dividends reinvested	108,670	128,801	117,775	114,112
Cost of shares redeemed	(4,207,775)	(2,406,940)	(7,595,233)	(2,179,022)
Change in net assets from A Shares	(862,678)	(1,397,410)	(3,139,905)	5,940,638
C Shares(a)
Proceeds from shares issued	300,369	193,010	1,327,076	4,644,362
Dividends reinvested	7,360	—	37,738	46,758
Cost of shares redeemed	(33,459)	(2,578)	(945,774)	(675,351)
Change in net assets from C Shares	274,270	190,432	419,040	4,015,769
Change in net assets resulting from capital transactions:	$12,625,974	$9,175,223	$(1,038,255)	$28,502,483

(a)       Class C Shares of Opportunistic Fund commenced operations on December 31, 2014.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Concluded

	Opportunistic Fund		World Energy Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Share Transactions:
Investor Shares
Issued	129,421	24,797	673,334	527,363
Reinvested	2,159	2,785	9,059	6,428
Redeemed	(35,648)	(34,665)	(251,485)	(236,680)
Change in Investor Shares	95,932	(7,083)	430,908	297,111
Institutional Shares
Issued	1,929,051	983,798	1,223,538	2,403,123
Reinvested	60,102	20,929	15,162	21,041
Redeemed	(1,115,782)	(253,390)	(1,568,515)	(899,279)
Change in Institutional Shares	873,371	751,337	(329,815)	1,524,885
A Shares
Issued	244,680	63,637	527,207	819,318
Reinvested	8,139	9,307	14,390	11,829
Redeemed	(324,702)	(173,964)	(926,186)	(231,603)
Change in A Shares	(71,883)	(101,020)	(384,589)	599,544
C Shares(a)
Issued	23,061	13,846	164,847	475,459
Reinvested	555	—	4,611	4,810
Redeemed	(2,519)	(185)	(114,106)	(72,018)
Change in C Shares	21,097	13,661	55,352	408,251
Change in shares:	918,517	656,895	(228,144)	2,829,791

(a)       Class C Shares of Opportunistic Fund commenced operations on December 31, 2014.

See notes to financial statements.

CAVANAL HILL FUNDS

U.S. Treasury Fund

Schedule of Portfolio Investments

August 31, 2016

Principal Amount	Security Description	Amortized Cost

U.S. Treasury Obligations (54.3%)
U.S. Treasury Bills
$30,000,000	0.24%, 9/8/16 (a)	$29,998,603
75,000,000	0.24%, 9/22/16 (a)	74,989,500
110,000,000	0.27%, 9/15/16 (a)	109,988,449
80,000,000	0.29%, 11/10/16 (a)	79,955,667
		294,932,219
U.S. Treasury Notes
30,000,000	0.39%, 10/31/16 (b)	30,000,399
80,000,000	0.41%, 4/30/17 (b)	80,002,470
90,000,000	0.41%, 7/31/17 (b)	90,014,940
60,000,000	0.42%, 1/31/17 (b)	60,005,813
20,000,000	0.63%, 10/15/16	20,001,875
30,000,000	0.63%, 12/15/16	30,015,951
60,000,000	0.63%, 2/15/17	60,047,572
60,000,000	0.75%, 1/15/17	60,070,768
20,000,000	0.88%, 11/30/16	20,020,895
30,000,000	0.88%, 1/31/17	30,058,105
20,000,000	1.00%, 10/31/16	20,014,813
20,000,000	3.00%, 9/30/16	20,039,153
40,000,000	4.63%, 11/15/16	40,341,052
		560,633,806
Total U.S. Treasury Obligations		855,566,025

Repurchase Agreements (45.6%)
25,021,268	Bank of Montreal, 0.28%, 9/1/16, (Purchased on 8/31/16, proceeds at maturity $25,021,462, collateralized by various U.S. Treasury Obligations, (0.50% - 4.65%), (7/31/17 - 2/15/40), fair value of $25,521,774)	25,021,268

Shares or Principal Amount	Security Description	Amortized Cost

Repurchase Agreements, continued:
$253,800,000	Credit Agricole CIB, 0.30%, 9/1/16, (Purchased on 8/31/16, proceeds at maturity $253,802,115, collateralized by U.S. Treasury Obligations, (2.00%), (8/31/2021), fair value of $258,876,100)	$253,800,000
10,000,000	Goldman Sachs & Co., 0.25%, 9/1/16, (Purchased on 8/31/16, proceeds at maturity $10,000,069, collateralized by U.S. Treasury Obligations, (2.75%), (8/15/42), fair value of $10,200,065)	10,000,000
100,000,000	RBC Capital Markets, LLC, 0.30%, 9/1/16, (Purchased on 8/31/16, proceeds at maturity $100,000,833, collateralized by various U.S. Treasury Obligations, (0.13% - 8.00%), (4/15/18 - 9/30/22), fair value of $102,000,101)	100,000,000
330,000,000	Societe’ Generale, 0.32%, 9/1/16, (Purchased on 8/31/16, proceeds at maturity $33,00,02,933, collateralized by various U.S. Treasury Obligations, (0.00% - 9.13%), (9/30/16 - 2/15/45), fair value of $336,600,000)	330,000,000
Total Repurchase Agreements		718,821,268

Total Investments (Cost $1,574,387,293)(c) - 99.9%		1,574,387,293
Other assets in excess of liabilities — 0.1%		1,043,842
Net Assets - 100.0%		$1,575,431,135

(a)	Rate represents the effective yield at purchase.

(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.

(c)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

CAVANAL HILL FUNDS

Government Securities Money Market Fund

Schedule of Portfolio Investments

August 31, 2016

Principal Amount	Security Description	Amortized Cost

U.S. Government Agency Securities (48.1%)
Federal Farm Credit Bank
$20,000,000	0.51%, 5/25/17 (a)	$19,998,484
10,000,000	0.53%, 6/20/17 (a)	10,000,000
17,500,000	0.55%, 2/13/17 (a)	17,497,264
35,000,000	0.55%, 6/29/17 (a)	35,000,647
20,000,000	0.57%, 3/8/17 (a)	19,999,454
20,000,000	0.59%, 3/22/17 (a)	20,000,000
		122,495,849
Federal Home Loan Bank
40,000,000	0.30%, 9/2/16 (b)	39,999,667
50,000,000	0.31%, 9/6/16 (b)	49,997,848
40,000,000	0.34%, 12/1/16 (b)	39,965,622
35,000,000	0.40%, 1/24/17 (b)	34,943,610
30,000,000	0.45%, 10/7/16	29,999,329
30,000,000	0.45%, 10/14/16	29,999,380
40,000,000	0.45%, 12/22/16 (b)	39,944,000
14,890,000	0.50%, 9/28/16	14,889,551
30,000,000	0.50%, 9/30/16	29,999,256
20,000,000	0.51%, 5/18/17 (a)	20,000,000
25,000,000	0.51%, 5/4/17 (a)	25,000,000
20,000,000	0.52%, 9/9/16	19,999,928
30,000,000	0.52%, 9/14/16	29,999,767
40,000,000	0.52%, 5/12/17 (b)	39,853,826
20,000,000	0.57%, 3/21/17 (a)	20,000,000
		464,591,784
Federal Home Loan Mortgage Corp.
40,000,000	0.37%, 12/19/16 (b)	39,955,793
30,000,000	0.37%, 1/19/17 (b)	29,956,832
50,000,000	0.42%, 10/3/16 (b)	49,981,333
40,000,000	0.45%, 2/17/17 (b)	39,915,500
		159,809,458
Federal National Mortgage Assoc.
40,000,000	0.28%, 11/1/16 (b)	39,981,021
40,000,000	0.43%, 12/2/16 (b)	39,956,044
		79,937,065
Total U.S. Government Agency Securities		826,834,156

U.S. Treasury Obligations (15.4%)
U.S. Treasury Bills
25,000,000	0.23%, 9/8/16 (b)	24,998,882
40,000,000	0.26%, 9/22/16 (b)	39,993,957
50,000,000	0.29%, 11/10/16 (b)	49,972,292
		114,965,131
U.S. Treasury Notes
70,000,000	0.39%, 10/31/16 (a)	70,000,930

Shares or Principal Amount	Security Description	Amortized Cost

U.S. Treasury Obligations, continued:
U.S. Treasury Notes, continued:
$50,000,000	0.41%, 4/30/17 (a)	$50,001,669
30,000,000	0.42%, 1/31/17 (a)	30,001,769
		150,004,368
Total U.S. Treasury Obligations		264,969,499

Repurchase Agreements (36.5%)
25,009,029	Bank of Montreal, 0.28%, 9/1/16, (Purchased on 8/31/16, proceeds at maturity $25,009,223, collateralized by various U.S. Treasury Obligations, (0.63% - 8.75%), (5/15/17 - 2/15/26), fair value of $25,509,248)	25,009,029
231,400,000	Credit Agricole CIB, 0.30%, 9/1/16, (Purchased on 8/31/16, proceeds at maturity $231,401,928, collateralized by U.S. Treasury Obligations, (0.13%), (4/15/21), fair value of $236,028,055)	231,400,000
40,000,000	Goldman Sachs & Co., 0.30%, 9/1/16, (Purchased on 8/31/16, proceeds at maturity $40,000,333, collateralized by U.S. Government Agency Obligations, (0.59%), (3/21/18), fair value of $40,800,595)	40,000,000
100,000,000	RBC Capital Markets LLC, 0.31%, 9/1/16, (Purchased on 8/31/16, proceeds at maturity $100,000,861, collateralized by various U.S. Government Agency Obligations, (0.00% - 8.00%), (9/9/2016 -6/8/2037), fair value of $102,000,035)	100,000,000
230,000,000	Wells Fargo Securities, LLC, 0.29%, 9/1/16, (Purchased on 8/31/16, proceeds at maturity $230,001,853, collateralized by various U.S. Government Agency Obligations, (0.00% - 1.00%), (12/1/2016 - 4/15/2028), fair value of $234,600,955)	230,000,000
Total Repurchase Agreements		626,409,029

Total Investments (Cost $1,718,212,684)(c) - 100.0%		1,718,212,684
Other assets in excess of liabilities — 0.0%		83,914
Net Assets - 100.0%		$1,718,296,598

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.

(b)	Rate represents the effective yield at purchase.

(c)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

CAVANAL HILL FUNDS

Tax-Free Money Market Fund

Schedule of Portfolio Investments

August 31, 2016

Principal Amount	Security Description	Amortized Cost or Value

Municipal Bonds (94.1%)
Variable Rate Demand Notes (94.1%)
Alaska (7.3%)
$8,900,000	Alaska State International Airports Revenue, 0.63%, next reset date 9/7/16, final maturity 10/1/30, Callable 9/8/16 @ 100, Enhanced by: LOC(a)	$8,900,000
8,275,000	Valdez Alaska Marine Terminal Revenue, 0.58%, next reset date 9/1/16, final maturity 12/1/33, Callable 9/8/16 @ 100, Insured by: GTY(a)	8,275,000
		17,175,000
District of Columbia (7.1%)
8,000,000	District of Columbia Revenue, 0.60%, next reset date 9/7/16, final maturity 11/1/45, Callable 9/8/16 @ 100, Enhanced by: LOC(a)	8,000,000
8,580,000	Metropolitan Washington Dc Airports System Revenue, 0.60%, next reset date 9/7/16, final maturity 10/1/39, Callable 9/8/16 @ 100, Enhanced by: LOC(a)	8,580,000
		16,580,000
Florida (2.0%)
4,590,000	Orange County Florida Housing Financial Authority Multifamily Revenue, 0.68%, next reset date 9/7/16, final maturity 8/15/35, Enhanced by: LOC, AMT(a)	4,590,000
Georgia (3.8%)
8,900,000	Georgia Private Colleges & Universities Authority Revenue, 0.56%, next reset date 9/7/16, final maturity 9/1/35(a)	8,900,000
Illinois (7.0%)
8,200,000	Cook County Illinois Revenue, 0.70%, next reset date 9/7/16, final maturity 5/1/35, Enhanced by: LOC(a)	8,200,000
8,100,000	Illinois State Finance Authority Revenue, 0.55%, next reset date 9/7/16, final maturity 2/15/33, Callable 9/8/16 @ 100, Enhanced by: LOC(a)	8,100,000
		16,300,000
Indiana (6.4%)
8,050,000	Indiana Municipal Power Agency Revenue, 0.60%, next reset date 9/7/16, final maturity 1/1/18, Enhanced by: LOC(a)	8,050,000
6,880,000	Indiana State Financial Authority Hospital Revenue, 0.61%, next reset date 9/7/16, final maturity 3/1/33, Enhanced by: LOC(a)	6,880,000
		14,930,000
Lousiana (2.6%)
6,000,000	Louisiana State Public Facilities Authority Revenue, 0.65%, next reset date 9/7/16, final maturity 7/1/47, Callable 9/8/16 @ 100, Enhanced by: LOC(a)	6,000,000

Principal Amount	Security Description	Amortized Cost or Value

Municipal Bonds, continued:
Variable Rate Demand Notes, continued:
Mississippi (3.4%)
$8,000,000	Mississippi State Business Finance Commission Gulf Opportunity Zone Revenue, 0.63%, next reset date 9/7/16, final maturity 12/1/30, Insured by: GTY(a)	$8,000,000
Montana (3.8%)
9,000,000	Forsyth Montana Pollution Control Revenue, 0.59%, next reset date 9/1/16, final maturity 1/1/18, Enhanced by: LOC(a)	9,000,000
Nevada (6.8%)
8,000,000	Clark County Nevada Airport Revenue, 0.61%, next reset date 9/7/16, final maturity 7/1/40, Callable 9/8/16 @ 100, Enhanced by: LOC(a)	8,000,000
8,000,000	Clark County Nevada Industrial Development Revenue, 0.68%, next reset date 9/7/16, final maturity 12/1/39, Callable 9/8/16 @ 100, Enhanced by: LOC(a)	8,000,000
		16,000,000
New York (3.4%)
8,000,000	New York State, 0.61%, next reset date 9/7/16, final maturity 4/1/42, Callable 9/8/16 @ 100, Enhanced by: LOC(a)	8,000,000
North Carolina (3.1%)
7,200,000	North Carolina State Medical Care Commission Health Care Facilities Revenue, 0.56%, next reset date 9/7/16, final maturity 10/1/38, Enhanced by: LOC(a)	7,200,000
Oregon (5.5%)
4,400,000	Oregon State Facilities Authority Revenue, 0.58%, next reset date 9/7/16, final maturity 8/1/34, U.S. BANK NA(a)	4,400,000
8,500,000	Salem Oregon Hospital Facilities Authority Revenue, 0.55%, next reset date 9/7/16, final maturity 8/15/34, Callable 9/8/16 @ 100, Enhanced by: LOC(a)	8,500,000
		12,900,000
South Carolina (4.0%)
5,625,000	South Carolina Jobs - Economic Development Authority Student Housing Revenue, 0.63%, next reset date 9/7/16, final maturity 11/1/25, Enhanced by: LOC(a)	5,625,000
3,770,000	South Carolina Jobs - Economic Development Authority Student Housing Revenue, 0.68%, next reset date 9/7/16, final maturity 3/1/27, Enhanced by: LOC(a)	3,770,000
		9,395,000
Tennessee (3.3%)
4,000,000	Clarksville Tennessee Public Building Authority Revenue, 0.63%, next reset date 9/1/16, final maturity 11/1/35, Callable 10/1/16 @ 100, Enhanced by: LOC(a)	4,000,000

See notes to financial statements.

CAVANAL HILL FUNDS

Tax-Free Money Market Fund

Schedule of Portfolio Investments, Concluded

August 31, 2016

Shares or Principal Amount	Security Description	Amortized Cost or Value

Municipal Bonds, continued:
Variable Rate Demand Notes, continued:
Tennessee, continued:
$3,720,000	Montgomery County Tennessee Public Building Pooled Authority Revenue, 0.67%, next reset date 9/7/16, final maturity 11/1/27, Enhanced by: LOC(a)	$3,720,000
		7,720,000
Texas (13.4%)
5,965,000	Austin Texas Hotel Occupancy Tax Revenue, 0.62%, next reset date 9/7/16, final maturity 11/15/29, Enhanced by: LOC(a)	5,965,000
8,800,000	Lower Neches Valley Authority Texas Revenue, 0.58%, next reset date 9/1/16, final maturity 11/1/29, Continuously Callable @ 100, Insured by: GTY(a)	8,800,000
8,000,000	North Texas Tollway Authority Revenue, 0.61%, next reset date 9/7/16, final maturity 1/1/49, Pre-refunded 4/1/17 @ 100, Enhanced by: LOC(a)	8,000,000
8,800,000	University of Texas System Revenue, 0.55%, next reset date 9/7/16, final maturity 8/1/39, Callable 9/8/16 @ 100, Enhanced by: LIQ FAC(a)	8,800,000
		31,565,000
Utah (3.4%)
8,000,000	Emery County Utah Pollution Control Revenue, 0.57%, next reset date 9/7/16, final maturity 11/1/24, Enhanced by: LOC(a)	8,000,000

Shares or Principal Amount	Security Description	Amortized Cost or Value

Municipal Bonds, continued:
Variable Rate Demand Notes, continued:
Virginia (3.5%)
$8,265,000	Hanover County Virginia Economic Development Authority Revenue, 0.63%, next reset date 9/7/16, final maturity 11/1/25, Enhanced by: LOC(a)	$8,265,000
Wisconsin (4.3%)
4,545,000	Milwaukee Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 0.58%, next reset date 9/7/16, final maturity 9/1/40, Enhanced by: LOC(a)	4,545,000
5,555,000	Wisconsin State Health & Educational Facilities Authority Revenue, 0.59%, next reset date 9/7/16, final maturity 3/1/36, Enhanced by: LOC(a)	5,555,000
		10,100,000
Total Variable Rate Demand Notes		220,620,000
Total Municipal Bonds		220,620,000

Investment Companies (5.9%)
13,835,362	Goldman Sachs Financial Square Funds-Tax Free Money Market Fund, 0.37%(b)	13,835,362
Total Investment Companies		13,835,362

Total Investments (Cost $234,455,362)(c) - 100.0%		234,455,362
Other assets in excess of liabilities — 0.0%		4,455
Net Assets - 100.0%		$234,459,817

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016. The Fund has the option to put (sell) the security back to the issuer’s agent on the next and subsequent reset dates.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.

(c)	Cost and value for federal income tax and financial reporting purposes are the same.

AMT	Alternative Minimum Tax

GTY	Guarantor Agreement

LIQ FAC	Liquidity Facility

LOC	Letter of Credit

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments

August 31, 2016

Shares or Principal Amount	Security Description	Value

Municipal Bonds (90.3%)
Alabama (1.6%)
$580,000	Madison County Alabama, GO, 4.00%, 9/1/24	$687,312
Alaska (1.7%)
700,000	Valdez Alaska Marine Terminal Revenue, Series C, 0.57%, 12/1/29, Continuously Callable @ 100, Insured by: GTY(a)	700,000
Arizona (6.5%)
650,000	Arizona Water Infrastructure Finance Authority Revenue, Series A, 5.00%, 10/1/25, Pre-refunded 10/1/16 @ 100	652,483
750,000	Chandler Arizona, GO, 4.00%, 7/1/24, Continuously Callable @ 100	795,000
500,000	Gila County Arizona School Unified District #10 Payson, GO, 5.00%, 7/1/26, Continuously Callable @ 100	621,980
500,000	Tucson Arizona Water Revenue, 5.00%, 7/1/25	641,195
		2,710,658
California (0.2%)
80,000	Pomona California Public Financing Authority Revenue, 5.00%, 2/1/24, Continuously Callable @ 100, Insured by: NATL-RE	80,271
Colorado (3.7%)
750,000	Douglas County Colorado School District No. RE-1 Douglas & Elbert Counties, GO, 5.25%, 12/15/24, Insured by: State Aid Withholding	968,752
500,000	El Paso County Colorado School District #20, GO, 4.00%, 12/15/25, Continuously Callable @ 100, Insured by: State Aid Withholding	588,410
		1,557,162
Georgia (0.9%)
350,000	Georgia State, GO, Series B, 5.00%, 1/1/24, Continuously Callable @ 100	384,255
Hawaii (1.9%)
750,000	Honolulu Hawaii City & County, GO, Series A, 5.00%, 7/1/23, Pre-refunded 1/7/17 @ 100, AGM	777,900
Illinois (4.7%)
650,000	Cook County Illinois School District #111 Burbank, GO, 4.00%, 12/1/26, AGM	749,613
215,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, GO, Series A, 5.00%, 10/1/19, Continuously Callable @ 100, Insured by: FSA	231,781
285,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, GO, Series A, 5.00%, 10/1/19, Continuously Callable @ 100, Insured by: AGM, ETM	321,799
10,000	Will County Illinois Community High School District No. 210 Lincoln-Way School Building, GO, 5.00%, 1/1/17, Insured by: NATL-RE, FGIC	10,082

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Illinois, continued:
$660,000	Will County Illinois Community High School District No. 210 Lincoln-Way School Building, GO, 5.00%, 1/1/17, Insured by: NATL-RE, FGIC, ETM	$669,418
		1,982,693
Indiana (1.3%)
500,000	Wayne Township Indiana Marion County School Building Corp. Revenue, 5.00%, 7/15/26, Continuously Callable @ 100, Insured by: NATL-RE, FGIC, State Aid Withholding	527,470
Iowa (1.9%)
720,000	Bettendorf Iowa, GO, Series A, 4.00%, 6/1/22, Continuously Callable @ 100	775,382
Massachusetts (1.6%)
550,000	Massachusetts State, GO, Series D, 5.50%, 10/1/20, Insured by: NATL-RE	653,516
Minnesota (2.0%)
750,000	Minnesota State, GO, Series A, 4.00%, 12/1/24, Pre-refunded 1/12/19 @ 100	825,750
Missouri (1.4%)
500,000	Jackson County Missouri Reorganized School Disttrict #4 Blue Springs, GO, 4.00%, 3/1/28, Continuously Callable @ 100, Insured by: State Aid Withholding	571,820
North Carolina (1.9%)
750,000	Guilford County North Carolina, GO, Series A, 4.00%, 2/1/24, Pre-refunded 1/2/19 @ 100	809,295
Pennsylvania (5.5%)
750,000	Central Bucks Pennsylvania School District, GO, 5.00%, 5/15/24, Pre-refunded 5/15/18 @ 100, Insured by: State Aid Withholding	805,643
645,000	Mount Lebanon Pennsylvania School District, GO, Series A, 5.00%, 2/15/25, Continuously Callable @ 100, Insured by: State Aid Withholding	706,165
750,000	Upper Dublin Pennsylvania School District, GO, 4.75%, 11/15/23, Continuously Callable @ 100, Insured by: State Aid Withholding	815,264
		2,327,072
South Carolina (2.0%)
775,000	South Carolina State, GO, Series A66, 4.00%, 4/1/24, Pre-refunded 1/4/19 @ 100	840,991
Tennessee (1.9%)
750,000	Williamson County Tennessee, GO, Series A, 4.00%, 4/1/25, Continuously Callable @ 100	808,388
Texas (32.0%)
95,000	Allen Texas Independent School District, GO, 5.00%, 2/15/25, Continuously Callable @ 100	105,037
205,000	Allen Texas Independent School District, GO, 5.00%, 2/15/25, Pre-refunded 2/15/19 @ 100	225,935

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Texas, continued:
$610,000	Archer City Texas Independent School District, GO, Series B, 4.00%, 8/15/26, Continuously Callable @ 100, Insured by: PSF-GTD	$722,033
500,000	City of Arlington Texas, GO, 4.00%, 8/15/28, Continuously Callable @ 100	591,230
550,000	Del Valle Independent School District, GO, 4.00%, 6/15/26, Continuously Callable @ 100, Insured by: PSF-GTD	641,322
610,000	Frisco Texas Independent School District, GO, Series A, 4.00%, 8/15/24, Continuously Callable @ 100	657,074
500,000	Houston Texas Community College, GO, 5.00%, 2/15/37, Callable 2/15/17 @ 100*	509,515
150,000	Houston Texas Utility System Revenue, Series A, 5.00%, 11/15/27, Continuously Callable @ 100, AGM	157,548
475,000	Houston Texas Utility System Revenue, Series A, 5.00%, 11/15/27, Pre-refunded 11/15/17 @ 100, AGM	499,543
740,000	Kerr County Texas, Ltd., GO, 4.00%, 2/15/25, Continuously Callable @ 100	864,127
640,000	Kyle Texas, GO, 4.00%, 2/15/22, Continuously Callable @ 100, Insured by: GTY	668,294
500,000	Lancaster Texas, GO, 5.00%, 2/15/25	629,240
750,000	Lewisville Texas Independent School District, GO, 5.00%, 8/15/21, Pre-refunded 2/15/19 @ 100	828,037
500,000	Liberty Hill Texas Independent School District, GO, 5.00%, 8/1/35, Continuously Callable @ 100, Insured by: PSF-GTD	552,375
700,000	Lower Neches Valley Authority Texas Revenue, Series A, 0.58%, 11/1/29, Continuously Callable @ 100, Insured by: GTY(a)	700,000
600,000	San Antonio Texas Water Revenue, 5.00%, 5/15/26, Continuously Callable @ 100	767,706
500,000	San Marcos Texas Tax & Toll Revenue, GO, 5.00%, 8/15/26, Pre-refunded 8/15/17 @ 100, AGM	521,050
500,000	Spring Texas Independent School District, GO, 5.00%, 8/15/27, Pre-refunded 8/15/18 @ 100, Insured by: PSF-GTD	542,100
125,000	Texas State Transportation Commission Mobility Fund, GO, 4.50%, 4/1/33, Pre-refunded 1/4/17 @ 100	127,774
420,000	Texas State Transportation Commission Mobility Fund, GO, 4.50%, 4/1/33, Continuously Callable @ 100	428,446
30,000	Texas Transportation Commission Mobility Fund, GO, 4.50%, 4/1/33, Pre-refunded 1/4/17 @ 100	30,666
625,000	Waco Texas, GO, 4.00%, 2/1/25, Continuously Callable @ 100	719,888

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Texas, continued:
$450,000	Waller Texas Independent School District, GO, 5.50%, 2/15/28, Pre-refunded 2/15/18 @ 100, Insured by: PSF-GTD	$481,617
750,000	Williamson County Texas Pass-Through Toll Bond, GO, 5.00%, 2/15/21, Pre-refunded 2/15/19 @ 100	828,623
640,000	Wylie Texas, GO, 5.00%, 2/15/21, Pre-refunded 2/15/18 @ 100	680,627
		13,479,807
Utah (1.8%)
700,000	Utah State Transit Authority Sales Tax Revenue, Series A, 5.00%, 6/15/32, Pre-refunded 6/15/18 @ 100, AGM	752,738
Virginia (1.9%)
750,000	Fairfax County Virginia, GO, Series A, 4.00%, 4/1/24, Pre-refunded 1/4/19 @ 100, Insured by: State Aid Withholding	813,450
Washington (9.5%)
500,000	King County Washington Public Hospital District No.1, GO, Series B, 5.25%, 12/1/37, Continuously Callable @ 100	537,195
500,000	King County Washington Sewer Revenue, Series C, 5.00%, 1/1/35, Continuously Callable @ 100	572,920
500,000	Lewis County Washington Public Utility Revenue District No. 1, Series A, 5.00%, 12/1/27, Continuously Callable @ 100, AGM	534,960
65,000	Seattle Washington, 5.00%, 5/1/21, Continuously Callable @ 100	72,205
685,000	Seattle Washington, 5.00%, 5/1/21, Pre-refunded 5/1/19 @ 100	761,508
685,000	Snohomish County Washington, GO, Series A, 5.00%, 12/1/27, Continuously Callable @ 100	780,352
605,000	Washington State, GO, Series B-1, 5.00%, 8/1/25, Continuously Callable @ 100	718,903
		3,978,043
West Virginia (1.6%)
500,000	West Virginia State, GO, 5.00%, 11/1/26	659,810
Wisconsin (2.8%)
550,000	Madison Wisconsin, GO, Series A, 4.25%, 10/1/17, Continuously Callable @ 100	551,683
555,000	Racine Wisconsin, GO, 5.00%, 12/1/19, Continuously Callable @ 100	605,888
		1,157,571
Total Municipal Bonds		37,861,354

Investment in Affiliates (9.1%)
3,822,422	Cavanal Hill Tax-Free Money Market Fund, Reserve Class, 0.00%(b)	3,822,422
Total Investment in Affiliates		3,822,422

Total Investments (Cost $39,609,044)(c) - 99.4%		41,683,776
Other assets in excess of liabilities — 0.6%		257,262
Net Assets - 100.0%		$41,941,038

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Concluded

August 31, 2016

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.

(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGM	Assured Guaranty Municipal Corp.
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance
GO	General Obligation
GTY	Guarantor Agreement
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Public School Fund Guaranteed

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments

August 31, 2016

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (4.8%)
$76,288	Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3, 0.76%, 5/10/32(a)(b)	$75,812
174,582	Bayview Financial Acquisition Trust, Series 2003-AA, Class M2, 5.28%, 2/25/33(b)	174,276
65,906	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(a)	78,403
1,332,987	BCC Funding Corp., Series 2014-1A, Class A, 1.79%, 6/20/20(b)	1,324,655
32,080	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1, Class A5, 5.01%, 11/25/34(a)	32,854
19,808	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 11/25/16(a)	19,874
20,623	Countrywide Home Equity Loan Trust, Series 2004-C, Class C, 0.73%, 1/15/34(a)	19,123
606,621	Fremont Home Loan Trust, Series 2004-3, M5, 2.40%, 11/25/34(a)	205,568
86,887	GSAMP Trust, Series 2005-HE4, Class M1, 0.97%, 7/25/45(a)	86,859
924	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(a)	924
44,328	Morgan Stanley Capital, Inc., Series 04-SD3, Class A, 0.98%, 6/25/34(a)(b)(c)	44,351
1,439,941	Nations Equipment Finance Funding LLC, Series 16-1A, Class A, 3.61%, 2/20/21(a) (b)	1,439,128
436,368	Nations Equipment Finance Funding LLC, Series 2014-1A, Class A, 1.56%, 7/20/18(b)	435,798
1,556,011	Raspro Trust, Series 2005-1A, G, 1.05%, 3/23/24(a)(b)	1,501,552
268,818	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32	273,348
42,795	Residential Asset Mortgage Products, Inc., Series 2003-RZ4, Class A7, 5.29%, 6/25/33(a)	43,561
12,383	Residential Asset Securitization Trust, Series 2001-KS2, Class AI6, 6.49%, 10/25/30(a)	12,470
35,133	Residential Funding Mortgage Securities, Series 2003-HS2, Class AI4, 4.37%, 7/25/33(a)	35,003
2,633	Residential Funding Mortgage Securities I, Inc., Series 2004-HS1, Class AI6, 3.64%, 3/25/34(a)	2,629
33,063	Saxon Asset Securities Trust, Series 2003-3, Class AF6, 4.96%, 12/25/33(a)	33,338
259,161	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 6.22%, 5/25/35(a)	220,006
Total Asset Backed Securities		6,059,532

Mortgage Backed Securities† (45.0%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.7%)
193,490	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 2.83%, 2/25/36(a)	135,121
16,439	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 4.01%, 7/25/35(a)	13,472

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Adjustable Rate Mortgage Backed Securities, continued:
$37,265	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 1.76%, 7/20/35(a)	$28,199
3,122	Deutsche Mortgage Securities, Inc., Series 2006-ABR, Class A1B1, 0.62%, 10/25/36(a)	1,968
77,112	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 5.32%, 10/25/33(a)	77,255
15,427	Deutsche Mortgage Securities, Inc., Series 2004-5, Class A3, 5.59%, 7/25/34(a)	15,570
10,579	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.00%, 10/25/36(a)	8,941
28,778	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 2.48%, 9/25/34(a)	27,935
355,678	JPMorgan Re-REMIC, Series 2009-7, Class 2A1, 6.00%, 2/27/37(a)(b)	361,037
19,543	Master Adjustable Rate Mortgage Trust, Series 2004-13, Class 2A1, 2.85%, 4/21/34(a)	19,955
52,176	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 3.30%, 8/25/35(a)	50,642
103,375	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 3.40%, 9/25/34(a)	101,559
43,706	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 4.04%, 1/25/36(a)	34,930
23,925	Structured Asset Securities Corp., Series 2004-11XS, Class 1A4A, 5.84%, 6/25/34(a)	23,962
		900,546
Alt-A - Fixed Rate Mortgage Backed Securities (1.3%)
28,785	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35	25,804
44,283	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36	39,588
6,387	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	6,525
44,941	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35	40,891
35,502	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36	26,379
35,941	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36	29,064
36,046	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37	31,649
224,844	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	157,586
91,081	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34	93,628

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
103,219	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36	84,509
16,123	Master Alternative Loans Trust, Series 2004-3, Class 1A1, 5.00%, 3/25/19	16,221
61,734	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	63,279
72,953	Master Alternative Loans Trust, Series 2005-3, Class 4A1, 5.50%, 3/25/20	74,476
6,744	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	7,064
518,587	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	546,155
29,117	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	29,654
9,504	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34	10,120
108,296	Residential Accredit Loans, Inc., Series 2003-QS14, Class A1, 5.00%, 7/25/18	108,676
20,862	Residential Accredit Loans, Inc., Series 2004-QS13, Class CB, 5.00%, 9/25/19	20,958
75,247	Residential Accredit Loans, Inc., Series 2004-QS6, Class A1, 5.00%, 5/25/19	75,225
72,657	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36	61,909
2,877	Residential Accredit Loans, Inc., Series 2002-QS8, Class A5, 6.25%, 6/25/17	2,876
5,821	Residential Accredit Loans, Inc., Series 2001-QS18, Class A1, 6.50%, 12/25/31	6,104
4,049	Residential Asset Securitization Trust, Series 2003-A12, Class A1, 5.00%, 11/25/18	4,061
57,935	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36	40,284
52,391	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37	46,824
38,696	Wells Fargo Alternative Loan Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35	38,777
		1,688,286
Commercial Mortgage Backed Securities (4.3%)
701,001	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	703,842
440,399	CD Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	440,010
750,665	Credit Suisse Mortgage Trust, Series 2007-C4, Class A4, 5.94%, 9/15/39(a)	769,223
788,194	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47	793,924
1,461,033	Morgan Stanley Re-Remic Trust, Series 2010-GG10, Class A4A, 5.79%, 8/15/45(a)(b)	1,483,781
1,326,467	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.68%, 5/15/46	1,354,107
		5,544,887

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities (3.7%)
$94,085	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 2.76%, 3/25/35(a)	$88,029
26,570	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 3.14%, 5/25/35(a)	25,930
371,753	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.20%, 6/25/36(a)	172,448
21,890	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 2.89%, 2/25/36(a)	19,489
19,508	Bank of America Mortgage Securities, Series 2003-H, Class 2A3, 2.95%, 9/25/33(a)	19,274
15,892	Bank of America Mortgage Securities, Series 2006-B, Class 2A1, 3.06%, 11/20/36(a)	12,972
13,256	Bank of America Mortgage Securities, Series 2004-E, Class 1A1, 3.12%, 6/25/34(a)	13,105
29,756	Bank of America Mortgage Securities, Series 2003-F, Class 2A1, 3.24%, 7/25/33(a)	29,785
14,089	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 2.64%, 9/25/34(a)	13,063
24,410	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 2.66%, 10/25/35(a)	23,488
17,197	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 2.93%, 1/25/35(a)	17,143
90,495	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 3.15%, 10/25/36(a)	76,110
64,786	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.30%, 3/25/31(a)	65,070
30,239	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 4.17%, 7/25/37(a)	27,489
45,854	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 2.95%, 8/25/35(a)	45,044
1,285,990	Coast Savings & Loan Association, Series 1992-1, Class A, 2.63%, 7/25/22(a)	1,283,927
11,359	Countrywide Home Loans, Series 2003-60, Class 2A1, 2.80%, 2/25/34(a)	11,073
24,870	Countrywide Home Loans, Series 2003-58, Class 2A2, 2.90%, 2/19/34(a)	24,703
530	Countrywide Home Loans, Series 2003-42, Class 1A1, 3.03%, 9/25/33(a)	483
64,239	Countrywide Home Loans, Series 2004-12, Class 12A1, 3.12%, 8/25/34(a)	54,800
45,980	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 2.79%, 11/25/32(a)	12,484
74,901	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 3.15%, 11/25/34*(a)	77,040
5,201	Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5, 2.52%, 6/26/37(a)(b)	5,206

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$246,265	Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 3.01%, 7/27/36(a)(b)	$244,932
31,048	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 2.66%, 10/25/35(a)	25,707
186,222	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 3.07%, 11/19/35(a)	172,341
127,331	GS Mortgage Securities Corp., Series 2009-3R, Class 2A1, 3.63%, 7/25/35(a) (b)	127,501
81,482	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 2.98%, 4/25/35(a)	77,527
63,442	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 3.07%, 11/25/35(a)	60,609
162,771	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 3.07%, 1/19/35(a)	143,643
25,276	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 3.09%, 12/19/35(a)	22,005
2,874	Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 3A2, 2.65%, 10/25/34(a)	2,730
24,823	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 2.77%, 8/25/34(a)	21,841
107,491	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 2.90%, 9/25/36(a)	93,805
76,881	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 2.90%, 8/25/34(a)	73,818
72,157	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 3.21%, 8/25/36(a)	50,630
45,833	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 3.21%, 7/25/36(a)	38,562
6,421	JPMorgan Adjustable Rate Mortgage Trust, Series 2006-A5, Class 3A4, 2.96%, 8/25/36(a)	5,823
11,613	JPMorgan Mortgage Trust, Series 2005-A4, Class 3A1, 2.80%, 7/25/35(a)	11,466
36,779	JPMorgan Re-REMIC, Series 2009-5, Class 2A1, 2.01%, 1/26/37(a)(b)	36,695
65,231	JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37(a)(b)	65,397
1,230	Master Seasoned Securities Trust, Series 2005-1, Class 2A1, 6.24%, 9/25/17(a)	1,237
3,274	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 2.79%, 2/25/34(a)	3,288
24,653	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 3.24%, 7/25/34(a)	24,570
34,066	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2, 2.60%, 12/25/34(a)	34,022

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$65,688	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 3.07%, 8/25/34(a)	$65,486
46,259	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 3.30%, 8/25/34(a)	45,756
135	RAAC, Series 2004-SP2, Class A1, 5.77%, 1/25/17(a)	135
11,677	Sequoia Mortgage Trust, Series 12-2, Class A2, 3.50%, 4/25/42(a)	11,660
4,738	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 2.84%, 2/25/34(a)	4,743
68,952	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 2.86%, 6/25/34(a)	67,875
67,159	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 2.94%, 11/25/34*(a)	67,015
78,979	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 2.95%, 12/25/34(a)	74,641
6,811	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 1A2, 2.96%, 12/25/35(a)	6,705
395,249	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 2.97%, 4/25/34(a)	389,940
26,868	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 2.91%, 12/27/35(a)	21,602
41,427	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 2.87%, 7/25/33(a)	40,525
27,844	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 3.26%, 8/20/35(a)	10,825
4,485	Washington Mutual, Series 2006-AR8, Class 1A1, 2.61%, 8/25/46(a)	3,902
16,364	Washington Mutual, Series 2004-AR3, Class A2, 2.78%, 6/25/34(a)	16,488
19,606	Washington Mutual Mortgage Pass- Through Certificates, Series 2004-AR10, Class A1B, 0.94%, 7/25/44(a)	18,614
147,791	Washington Mutual Mortgage Pass- Through Certificates, Series 2006-AR14, Class 1A1, 2.20%, 11/25/36(a)	130,845
24,275	Washington Mutual Mortgage Pass- Through Certificates, Series 2006-AR10, Class 1A2, 2.48%, 9/25/36(a)	21,962
72,635	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR1, Class 1A1, 2.77%, 2/25/35(a)	72,284
16,202	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 1A1, 2.89%, 7/25/34(a)	16,385
7,267	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A4, 2.89%, 4/25/36(a)	7,084

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$10,908	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 3A1, 3.00%, 12/25/34(a)	$11,246
12,418	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class 3A1, 3.02%, 6/25/34(a)	12,632
35,175	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 3.02%, 8/25/33(a)	35,976
20,401	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 3.05%, 6/25/34(a)	20,399
		4,631,029
Prime Fixed Mortgage Backed Securities (1.3%)
368	Bank of America Funding Corp., Series 2003-2, Class 2A1, 6.00%, 6/25/17	369
7,011	BNPP Mortgage Securities LLC, Series 2009-1, Class A1, 6.00%, 8/27/37(b)	7,018
39,373	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31	40,244
172,920	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2, 6.75%, 8/25/34	175,213
20,831	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34	22,358
66,202	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19	66,894
2,592	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 1A1, 5.75%, 2/25/34	2,590
174,773	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A11, 6.00%, 10/25/33	177,288
88,499	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	89,910
42,762	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33	44,655
126,189	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32	47,205
67,480	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32	73,352
47,891	First Horizon Alternative Mortgage Securities, Series 2006-FA5, Class A3, 6.25%, 8/25/36	37,168
72,692	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33	70,474
27,245	GSR Mortgage Loan Trust, Series 2005-8F, Class 7A1, 5.50%, 10/25/20	27,657
38,932	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35	31,816
64,142	JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37(a)(b)	65,619
22,745	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36	19,091

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$6,450	Master Asset Securitization Trust, Series 2003-8, Class 2A1, 4.50%, 9/25/18	$6,398
41,637	Master Asset Securitization Trust, Series 2003-11, Class 10A1, 5.00%, 12/25/18	41,613
10,008	Master Asset Securitization Trust, Series 2002-8, Class 1A2, 5.25%, 12/25/17	10,003
2,663	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	2,684
10,246	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	10,831
17	Prime Mortgage Trust, Series 2004-CL1, Class 2A1, 5.00%, 2/25/19	17
8,365	Prime Mortgage Trust, Series 2005-2, Class 1A3, 5.25%, 7/25/20	8,482
187,309	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.61%, 9/25/33(a)	110,559
18,812	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35	17,449
35,063	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32	36,118
144,697	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	151,195
110,245	Structured Asset Securities Corp., Series 2004-20, Class 4A1, 6.00%, 11/25/34	111,664
2,000	Structured Mortgage Asset Residential Trust, Series 1992-12B, Class G, 7.60%, 1/25/24	2,000
6,028	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	5,998
4,194	Washington Mutual, Series 2003-S13, Class 21A1, 4.50%, 12/25/18	4,238
3,073	Washington Mutual, Series 2003-S7, Class A1, 4.50%, 8/25/18	3,089
336	Washington Mutual, Series 2002-S8, Class 2A7, 5.25%, 1/25/18	338
7,164	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-MS5, Class 1A1, 5.00%, 3/25/18	7,256
113,907	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 5A, 5.00%, 6/25/19	115,248
41,902	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB4, Class 22A, 6.00%, 12/25/19	42,954
		1,687,055
U.S. Government Agency Mortgage Backed Securities (33.7%)
975,183	Fannie Mae, Series 2013-68, Class NA, 1.00%, 3/25/42	971,191
1,035,423	Fannie Mae, Series 2011-126, Class ED, 2.25%, 4/25/40	1,037,614
598,925	Fannie Mae, Series 2012-31, Class PA, 2.00%, 4/25/41	606,791
1,425,739	Fannie Mae, Series: 2011-124, Class CP, 2.25%, 12/25/40	1,440,856
1,262,450	Fannie Mae, Series: 2012-51, Class EB, 2.00%, 1/25/40	1,271,014

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$1,325,516	Fannie Mae, Series: 2012-96, Class PD, 2.00%, 7/25/41	$1,329,486
1,221,455	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	1,243,117
464,100	Freddie Mac, Series 3982, Class MD, 2.00%, 5/15/39	468,541
1,988,777	Freddie Mac, Series 4039, Class ME, 2.00%, 12/15/40(a)	2,004,058
833,229	Freddie Mac, Series 4486, Class JN, 2.00%, 11/15/24	842,417
2,560,744	Freddie Mac, Series: 4272, Class YG, 2.00%, 11/15/26	2,593,913
846,944	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	851,014
606,569	Fannie Mae, Series 2013-68, Class LE, 2.00%, 4/25/43	609,688
43,910	Fannie Mae, 2.22%, 1/1/35, Pool #805386(a)	45,702
345,088	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	346,139
2,466,487	Fannie Mae, Series 2012-9, Class YA, 2.25%, 11/25/40(a)	2,502,323
651,642	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(a)	659,397
20,133	Fannie Mae, 2.49%, 12/1/22, Pool #303247(a)	20,869
209,579	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	214,519
1,295,814	Fannie Mae, Series 2015-22, Class EC, 2.50%, 4/25/45	1,330,322
56,638	Fannie Mae, 2.57%, 2/1/30, Pool #556998(a)	58,047
11,158	Fannie Mae, 2.59%, 6/1/32, Pool #725286(a)	11,769
361,704	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	377,079
489,696	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	501,853
1,362,594	Fannie Mae, Series 2014-1, Class AB, 3.00%, 6/25/43	1,402,198
2,233,630	Fannie Mae, Series 2014-37, Class PD, 3.00%, 6/25/44	2,321,487
38,585	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32(a)	42,342
4,682	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	5,032
19,652	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31(a)	23,760
232	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	258
895	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	989
6,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	6,753
11,261	Fannie Mae Whole Loan, Series 2001-W2, Class AF6, 6.59%, 10/25/31(a)	12,211
513,817	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	510,850
2,282,320	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	2,293,892

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$800,664	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	$802,596
1,553,841	Freddie Mac, Series 4030, Class DA, 2.00%, 2/15/41	1,570,075
695,738	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	696,148
1,120,319	Freddie Mac, Series 4486, Class A, 2.00%, 12/15/38	1,129,577
388	Freddie Mac, 2.13%, 3/1/17, Pool #350044(a)	391
12,556	Freddie Mac, 2.34%, 4/1/36, Pool #1N0148(a)	13,024
206,106	Freddie Mac, Series 3890, Class BA, 2.50%, 11/15/40	210,668
1,283,252	Freddie Mac, Series 4312, Class GA, 2.50%, 12/15/41	1,300,177
1,132,979	Freddie Mac, Series 4564, Class DA, 2.50%, 3/15/46	1,159,647
261,372	Freddie Mac, Series 3752, Class JA, 2.75%, 4/15/40	266,039
256,359	Freddie Mac, Series 3724, Class NE, 3.00%, 7/15/38	260,312
885,528	Freddie Mac, Series 3913, Class UE, 3.00%, 9/15/40	902,609
240,240	Freddie Mac, Series 4017, Class MA, 3.00%, 3/15/41	245,917
1,266,683	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	1,323,769
2,224,894	Freddie Mac, Series 4320, Class AP, 3.50%, 7/15/39	2,362,866
1,863,271	Freddie Mac, Series 4332, Class PE, 3.50%, 12/15/43	1,972,084
38,574	Freddie Mac, 4.00%, 9/1/33, Pool #N31025	41,217
171,199	Freddie Mac, Series 3819, Class JP, 4.00%, 8/15/39	173,660
8,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	8,479
3,982	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21	4,176
3,244	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21	3,417
2,601	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21	2,792
316	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21	329
1,907	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23	2,119
1,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26	1,125
3,624	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	4,008
2,683	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22	3,015
23,937	Government National Mortgage Assoc., 1.75%, 5/20/34, Pool #80916(a)	24,933
6,001	Government National Mortgage Assoc., 2.00%, 1/20/23, Pool #8123(a)	6,157
7,051	Government National Mortgage Assoc., 2.00%, 1/20/25, Pool #8580(a)	7,259
3,956	Government National Mortgage Assoc., 2.00%, 3/20/26, Pool #8832(a)	4,055

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$4,617	Government National Mortgage Assoc., 2.00%, 12/20/27, Pool #80141(a)	$4,750
4,630	Government National Mortgage Assoc., 2.00%, 3/20/29, Pool #80263(a)	4,684
6,737	Government National Mortgage Assoc., 2.00%, 11/20/29, Pool #876947(a)	6,827
427,605	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	408,409
2,418	Government National Mortgage Assoc., 2.50%, 12/20/18, Pool #8437(a)	2,416
3,396	Government National Mortgage Assoc., 2.50%, 12/20/21, Pool #8889(a)	3,469
10,160	Government National Mortgage Assoc., 2.50%, 1/20/25, Pool #8585(a)	10,590
113,493	Government National Mortgage Assoc., Series 2012-14, Class PE, 3.00%, 11/20/40	115,026
150	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	172
152	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	167
44	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	45
425	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	443
		43,017,129
Total Mortgage Backed Securities		57,468,932

Corporate Bonds (3.9%)
Capital Markets (0.1%)
2,000,000	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12, MTN (d)	145,000
Diversified Financial Services (0.9%)
1,150,000	BP Capital Markets PLC, 1.38%, 5/10/18	1,152,575
Internet Software & Services (2.1%)
1,250,000	eBay, Inc., 1.24%, 8/1/19 (a)	1,245,744
1,393,000	eBay, Inc., 1.35%, 7/15/17	1,395,109
		2,640,853
Real Estate Management & Development (0.8%)
990,000	Fishers Lane LLC, 2.03%, 4/5/17, Callable 10/11/16 @ 100 *(b)	990,000
Thrifts & Mortgage Finance (0.0%)
406,542	Preferred Term Securities XXIII, 0.08%, 12/22/36 (e)(f)	18,294
Total Corporate Bonds		4,946,722

Shares or Principal Amount	Security Description	Value

Commercial Paper (1.1%)
Banks (1.1%)
$1,350,000	Natixis, 1.04%, 1/9/17(e)	$1,344,827
Total Commercial Paper		1,344,827

U.S. Government Agency Securities (7.6%)
Fannie Mae Strips
1,000,000	6.58%, 11/15/16 (e)	998,862
Fannie Mae
2,500,000	1.75%, 5/17/19*	2,504,728
Freddie Mac
3,500,000	1.00%, 9/29/17	3,510,058
2,700,000	Series 0002, 1.00%, 6/28/19, Callable 9/28/16 @ 100 *(a)	2,700,030
Total U.S. Government Agency Securities		9,713,678

U.S. Treasury Obligations (36.5%)
U.S. Treasury Notes
10,000,000	0.63%, 12/31/16	10,008,030
17,123,000	0.75%, 4/30/18	17,113,634
1,500,000	0.88%, 11/30/16	1,502,006
18,000,000	0.88%, 6/15/19	17,986,643
		46,610,313
Total U.S. Treasury Obligations		46,610,313

Investment in Affiliates (0.9%)
1,194,282	Cavanal Hill Government Securities Money Market Fund, Institutional Class, 0.01%(g)	1,194,282
Total Investment in Affiliates		1,194,282

Total Investments (Cost $129,720,063)(h) - 99.8%		127,338,286
Other assets in excess of liabilities — 0.2%		272,402
Net Assets - 100.0%		$127,610,688

See notes to financial statements.

CAVANAL HILL FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Concluded

August 31, 2016

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.
(b)

Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2016.
(d)	Issuer has defaulted on the payment of interest.
(e)	Rate represents the effective yield at purchase.
(f)

Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2016, illiquid securities were 0.0% of the Fund’s net assets.

(g)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.
(h)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

MTN	Medium Term Note
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments

 August 31, 2016

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (2.9%)
$277,826	Aegis Asset Backed Securities Trust, Series 2004-4, Class A1, 1.21%, 10/25/34(a)	$274,805
22,027	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(a)	26,203
301,808	BCC Funding Corp., Series 2014-1A, Class A, 1.79%, 6/20/20(b)	299,922
14,252	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(a)	14,393
523,056	Nations Equipment Finance Funding LLC, Series 16-1A, Class A, 3.61%, 2/20/21(a)(b)	522,761
106,953	Nations Equipment Finance Funding LLC, Series 2014-1A, Class A, 1.56%, 7/20/18(b)	106,813
414,228	Raspro Trust, Series 2005-1A, G, 1.05%, 3/23/24(a)(b)	399,730
292,487	Renaissance Home Equity Loan Trust, Series 2004-2, Class AF4, 5.39%, 7/25/34(a)	293,889
1,580	Residential Funding Mortgage Securities I, Inc., Series 2004-HS1, Class AI6, 3.64%, 3/25/34(a)	1,577
58,835	Residential Funding Mortgage Securities II, Inc., Series 2005-HI2, Class A5, 5.58%, 5/25/35(a)	59,131
Total Asset Backed Securities		1,999,224

Mortgage Backed Securities† (40.5%)
Alt-A - Fixed Rate Mortgage Backed Securities (1.9%)
20,633	Bank of America Alternative Loan Trust, Series 2005-9, Class 5A1, 5.50%, 10/25/20	20,385
101,001	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	90,842
19,987	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	19,586
24,883	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34	25,155
37,640	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1, 6.00%, 2/25/34	38,029
118,339	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	82,940
109,189	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.10%, 6/25/36(a)	90,291
21,177	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34	21,469
11,758	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19	11,810
33,402	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34	33,436
12,958	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	13,283

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$91,613	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	$94,430
38,401	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	37,460
12,163	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33	12,697
34,710	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34	35,516
52,961	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34	52,642
27,208	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(a)	27,536
48,475	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(a)	39,840
19,186	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35(a)	19,359
111,562	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(a)	51,377
60,206	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40(a) (b)	51,741
6,943	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18	6,990
20,774	Residential Accredit Loans, Inc., Series 2005-QS2, Class A1, 5.50%, 2/25/35	20,849
86,226	Residential Accredit Loans, Inc., Series 2004-QS2, Class CB, 5.75%, 2/25/34	88,721
21,676	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21	20,267
26,453	Residential Asset Loans, Inc., Series 2006- QS5, Class A9, 6.00%, 5/25/36	22,771
44,264	Residential Asset Loans, Inc., Series 2006- QS12, Class 1A2, 6.50%, 9/25/36	32,155
64,430	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35	56,320
91,713	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36	81,260
98,565	Washington Mutual Mortgage Pass- Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35	91,153
		1,290,310

Commercial Mortgage Backed Securities (4.4%)
844,474	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	847,896
867,013	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47	873,317
574,917	ML-CFC Commercial Mortgage Trust, Series 2007-5, Class A4, 5.38%, 8/12/48	578,312
695,730	Morgan Stanley Re-Remic Trust, Series 2010-GG10, Class A4A, 5.79%, 8/15/45(a)(b)	706,562
		3,006,087

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities (1.5%)
$18,874	Bank of America Funding Corp., Series 2004-B, Class 5A1, 3.03%, 11/20/34(a)	$17,787
7,486	Bear Stearns Mortgage Trust, Series 2003- 7, Class 4A, 2.85%, 10/25/33(a)	7,689
27,688	Bear Stearns Mortgage Trust, Series 2004- 9, Class 12A3, 3.01%, 11/25/34(a)	26,938
40,842	Countrywide Home Loans, Series 2004-2, Class 2A1, 2.61%, 2/25/34(a)	39,235
35,688	Countrywide Home Loans, Series 2004- 12, Class 12A1, 3.12%, 8/25/34(a)	30,444
45,151	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 2.80%, 4/25/37(a)	36,782
70,123	JPMorgan Mortgage Trust, Series 2006- A6, Class 1A4L, 2.78%, 10/25/36(a)	59,506
587,890	JPMorgan Mortgage Trust, Series 2005- A6, Class 3A3, 2.82%, 9/25/35(a)	538,843
12,606	JPMorgan Mortgage Trust, Series 2006- A2, Class 2A1, 2.84%, 4/25/36(a)	11,550
97,282	JPMorgan Mortgage Trust, Series 2005- A1, Class 3A4, 2.94%, 2/25/35(a)	98,975
135	RAAC, Series 2004-SP2, Class A1, 5.77%, 1/25/17(a)	135
46,547	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-6XS, Class A4, 1.17%, 3/25/35(a)	46,498
110,623	Structured Mortgage Loan, Series 2004- 3AC, Class A1, 2.80%, 3/25/34*(a)	110,158
13,922	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 3.26%, 8/20/35(a)	5,413
2,826	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 3.08%, 5/25/34(a)	2,852
		1,032,805
Prime Fixed Mortgage Backed Securities (0.8%)
28,201	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.06%, 9/25/35(a)	28,025
23,822	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37	19,712
17,738	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	17,684
22,144	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34	23,823
16,992	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	17,381
17,748	Countrywide Home Loans, Series 2004- 24CB, Class 2A1, 5.00%, 11/25/19	17,795
9,397	Countrywide Home Loans, Series 2004- J6, Class 1A2, 5.25%, 8/25/24	9,272
19,358	Countrywide Home Loans, Series 2005- 29, Class A1, 5.75%, 12/25/35	17,371

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$7,004	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 2/25/19	$7,142
40,023	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33	41,701
24,042	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18	24,656
23,198	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	23,568
1,920	GSR Mortgage Loan Trust, Series 2004- 10F, Class 2A4, 5.00%, 8/25/19	1,935
1,489	GSR Mortgage Loan Trust, Series 2003- 2F, Class 3A1, 6.00%, 3/25/32	1,522
1,807	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	1,821
49,538	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	52,035
4,937	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34	5,154
124,873	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.61%, 9/25/33(a)	73,706
120,831	Residential Asset Mortgage Products, Inc., Series 2005-SL2, Class A3, 7.00%, 2/25/32	121,876
12,957	Residential Funding Mortgage Securities I, Inc., Series 2003-S12, Class 2A1, 4.00%, 12/25/32	12,969
17,954	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	18,760
283	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30	285
5,318	Washington Mutual Mortgage Pass- Through Certificates, Series 2003-S6, Class 2A3, 4.75%, 7/25/18	5,338
3,045	Washington Mutual Mortgage Pass- Through Certificates, Series 2003-S11, Class 1A, 5.00%, 11/25/33	3,073
1,317	Washington Mutual MSC Mortgage Pass- Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	1,431
		548,035
U.S. Government Agency Mortgage Backed Securities (31.9%)
657,899	Fannie Mae, Series 2012-30, Class BA, 2.00%, 6/25/41	655,050
121,898	Fannie Mae, Series 2013-68, Class NA, 1.00%, 3/25/42	121,399
928	Fannie Mae, Series 1992-45, Class F, 1.41%, 4/25/22(a)	910
397,538	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	398,113
141,157	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	141,836
172,544	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	173,070

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$260,658	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(a)	$263,760
6,116	Fannie Mae, 2.40%, 9/1/33, Pool #739372(a)	6,317
629,666	Fannie Mae, Series 2016-11, Class GA, 2.50%, 3/25/46(a)	641,177
278,838	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	285,528
104,790	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	107,259
513,061	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	525,300
557,417	Fannie Mae, Series 2015-22, Class EC, 2.50%, 4/25/45	572,261
1,080,154	Fannie Mae, Series 2015-31, Class EC, 2.50%, 5/25/45	1,108,342
682,618	Fannie Mae, Series 2015-71, Class PD, 2.50%, 3/25/43	699,516
5,868	Fannie Mae, 2.73%, 1/1/37, Pool #906675(a)	6,255
1,771	Fannie Mae, 2.75%, 7/1/23, Pool #224951(a)	1,785
334,577	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	348,798
122,424	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	125,463
702,056	Fannie Mae, Series 2012-50, Class LG, 3.00%, 9/25/40	710,092
542,453	Fannie Mae, Series 2014-37, Class PD, 3.00%, 6/25/44	563,790
611,757	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	636,338
1,034,984	Fannie Mae, Series 2015-86, Class BA, 3.00%, 11/25/45	1,074,659
5,718	Fannie Mae, Series 2005-48, Class MD, 5.00%, 4/25/34	5,817
303	Fannie Mae, 6.00%, 4/1/35, Pool #735503	350
1,924	Fannie Mae, Series 1989-52, Class G, 6.00%, 8/25/19	1,998
3,175	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	3,355
2,619	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	2,953
17,863	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42	21,380
1,061	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31	1,247
3,381	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	3,724
1,911	Fannie Mae, Series G-32, Class L, 8.00%, 10/25/21	2,110
301	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	332
1,378	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	1,501
434	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	470
599	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	654
299	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	326
500,000	Freddie Mac, Series 0009, 1.00%, 4/28/21*(a)	500,060

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$228	Freddie Mac, Series 1222, Class P, 1.14%, 3/15/22(a)	$223
128,454	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	127,712
319,392	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	321,011
919,140	Freddie Mac, Series 3870, Class ND, 2.00%, 1/15/41	922,362
464,242	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	468,173
1,199,363	Freddie Mac, Series 4030, Class DA, 2.00%, 2/15/41	1,211,893
386,167	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	386,394
324,403	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	326,513
407,389	Freddie Mac, Series 4486, Class A, 2.00%, 12/15/38	410,755
779,313	Freddie Mac, Series 4496, Class DP, 2.50%, 6/15/45(a)	799,497
492,227	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	498,508
595,496	Freddie Mac, Series 4173, Class KA, 2.50%, 7/15/42	607,632
268,989	Freddie Mac, Series 4312, Class GA, 2.50%, 12/15/41	272,537
648,616	Freddie Mac, Series 4395, Class PA, 2.50%, 4/15/37	667,774
522,823	Freddie Mac, Series 4511, Class PI, 2.50%, 9/15/45	535,323
631,423	Freddie Mac, Series 4564, Class DA, 2.50%, 3/15/46	646,285
295,176	Freddie Mac, Series 3913, Class UE, 3.00%, 9/15/40	300,870
19,814	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	20,030
365,559	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	380,321
353,875	Freddie Mac, Series 4332, Class NH, 3.00%, 9/15/43	365,622
739,546	Freddie Mac, Series 4357, Class NW, 3.00%, 10/15/35	768,488
362,393	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	378,725
572,116	Freddie Mac, Series 4320, Class AP, 3.50%, 7/15/39	607,594
463,421	Freddie Mac, Series 4332, Class PE, 3.50%, 12/15/43	490,484
2,536	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	2,546
26,540	Freddie Mac, 5.10%, 8/1/34, Pool #755230(a)	27,992
5,319	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21	5,698
2,000	Freddie Mac, Series 2470, Class LL, 6.00%, 7/15/32	2,305
5,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	5,300
3,806	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21	4,060
4,582	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22	5,027
3,450	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24	3,828

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$1,487	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21	$1,610
3,894	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26	4,421
1,139	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21	1,234
7,215	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	7,963
8,578	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	9,487
357	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21	383
33	Freddie Mac, 9.00%, 9/1/16, Pool #170192	33
241,066	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	242,335
91,630	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	87,516
112,322	Government National Mortgage Assoc., Series 2010-69, Class MC, 2.50%, 4/20/40	114,762
7,610	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	7,693
159	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	186
4,068	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	4,224
1,162	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	1,302
118	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	130
337	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	379
2,631	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	2,938
7,696	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	8,638
9,038	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	9,916
349	Government National Mortgage Assoc., 10.00%, 2/15/19, Pool #269976	355
		21,790,282
Total Mortgage Backed Securities		27,667,519

Corporate Bonds (4.7%)
Capital Markets (0.0%)
1,100,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (c)	110
Diversified Financial Services (0.6%)
400,000	BP Capital Markets PLC, 2.75%, 5/10/23	407,866
Diversified Telecommunication Services (0.1%)
39,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 10/11/16 @ 101 *	39,275
Internet Software & Services (0.6%)
400,000	eBay, Inc., 1.24%, 8/1/19 (a)	398,638
IT Services (0.6%)
400,000	International Business Machine Corp., 1.63%, 5/15/20	403,144
Real Estate Management & Development (1.1%)
340,000	Fishers Lane LLC, 2.03%, 4/5/17, Callable 10/11/16 @ 100 *(b)	340,000

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
Real Estate Management & Development, continued:
$399,338	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23 (b)	$416,897
		756,897
Thrifts & Mortgage Finance (1.7%)
500,000	Preferred Term Securities XI, Class B-1, 2.26%, 9/24/33, Callable 10/10/16 @ 100 *(a)(d)	252,500
960,572	Preferred Term Securities XX, Class B2, 1.10%, 3/22/38, Callable 10/10/16 @ 100 *(a)(b)	470,679
406,542	Preferred Term Securities XXIII, 0.08%, 12/22/36 (d)(e)	18,294
973,554	Preferred Term Securities XXVI, Series B-2, 1.21%, 9/22/37, Callable 10/10/16 @ 100 *(a)(b)	433,232
		1,174,705
Total Corporate Bonds		3,180,635

Taxable Municipal Bonds (1.0%)
Illinois (0.8%)
500,000	Rosemont Illinois State, GO, Series A, 2.76%, 12/1/19, Insured by: MAC	513,585
Missouri (0.3%)
165,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Continuously Callable @ 100	169,917
Total Taxable Municipal Bonds		683,502

U.S. Government Agency Securities (4.2%)
Fannie Mae
650,000	1.00%, 9/30/20, Callable 9/30/16 @ 100 *(a)(f )	650,106
750,000	1.00%, 7/28/21, Callable 10/28/16 @ 100 *(a)	748,724
700,000	1.25%, 5/17/21, Callable 11/17/16 @ 100 *(a)	700,421
		2,099,251
Freddie Mac
750,000	1.25%, 6/9/21, Callable 12/9/16 @ 100 *(a)	749,848
Total U.S. Government Agency Securities		2,849,099

U.S. Treasury Obligations (44.2%)
U.S. Treasury Inflation Indexed Notes
2,479,000	0.38%, 7/15/25	2,578,175
U.S. Treasury Notes
6,080,000	1.25%, 3/31/21	6,100,186
10,803,000	1.63%, 12/31/19	11,025,812
10,501,000	1.63%, 5/15/26	10,540,788
		27,666,786
Total U.S. Treasury Obligations		30,244,961

Investment in Affiliates (2.3%)
1,565,796	Cavanal Hill Government Securities Money Market Fund, Institutional Class, 0.01%(g)	1,565,796
Total Investment in Affiliates		1,565,796

Total Investments (Cost $70,406,030)(h) - 99.8%		68,190,736
Other assets in excess of liabilities — 0.2%		165,816
Net Assets - 100.0%		$68,356,552

See notes to financial statements.

CAVANAL HILL FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Concluded

August 31, 2016

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.

(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(c)	Issuer has defaulted on the payment of interest.

(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2016, illiquid securities were 0.4% of the Fund’s net assets.

(e)	Rate represents the effective yield at purchase.

(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2016.

(g)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.

(h)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

GO	General Obligation
MAC	Municipal Assurance Corp.
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments
August 31, 2016

Shares or Principal Amount	Security Description	Value

Asset Backed Securities (1.4%)
$44,227	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(a)	$52,613
647,059	BCC Funding Corp., Series 2014-1A, Class A, 1.79%, 6/20/20(b)	643,015
27,078	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(a)	27,346
41,460	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.50%, 1/25/34(a)	42,158
412,758	Government National Mortgage Assoc., Series 2011-46, Class GJ, 3.25%, 1/16/41(a)	427,201
923,039	Nations Equipment Finance Funding LLC, Series 16-1A, Class A, 3.61%, 2/20/21(a) (b)	922,517
171,125	Nations Equipment Finance Funding LLC, Series 2014-1A, Class A, 1.56%, 7/20/18(b)	170,901
3,169	RAAC, Series 2004-SP1, Class AI4, 5.29%, 8/25/27(a)	3,214
105,081	Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31(b)	102,246
Total Asset Backed Securities		2,391,211

Mortgage Backed Securities† (42.6%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.4%)
652,281	BCRR Trust, Series 2009-2A, Class 1A1A, 6.50%, 7/17/40(b)	652,785
109,543	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 2.84%, 11/25/36(a)	79,801

87,130	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36(a)	83,856
		816,442
Alt-A - Fixed Rate Mortgage Backed Securities (1.3%)
27,846	Bank of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35	25,283
37,022	Bank of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	34,742
217,694	Bank of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.41%, 9/10/47	217,572
60,601	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	54,505
39,104	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37	27,576
130,848	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35	122,907
205,076	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	179,724
19,671	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	21,039
43,319	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36	33,653
304,671	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37	222,541

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$296,655	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36	$192,807
45,119	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33	47,008
10,225	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25	10,217
69,891	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35	69,699
75,129	Master Alternative Loans Trust, Series 2004-10, Class 5A6, 5.75%, 9/25/34	76,635
80,786	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	84,626
114,516	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	118,039
38,401	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	37,460
46,998	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35	47,276
8,091	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33	8,304
23,563	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34	24,545
37,791	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	32,530
363,267	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	328,129
175,836	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	138,109
		2,154,926
Commercial Mortgage Backed Securities (6.0%)
844,039	Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, 5.69%, 6/11/50(a)	870,335
479,022	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A1A, 5.72%, 6/11/40(a)	489,118
502,017	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A1A, 6.05%, 12/10/49(a)	519,405
495,697	JPMorgan Chase Commercial Mortgage Securities, Series 2006-LDP9, Class A3, 5.34%, 5/15/47	496,821
1,421,214	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.68%, 5/15/46	1,450,827
1,142,601	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	1,147,231
543,074	Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.09%, 12/10/49(a)	560,108
506,490	Credit Suisse Mortgage Trust, Series 2006-C5, Class A3, 5.31%, 12/15/39	505,706
1,046,416	Merrill Lynch-Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49	1,080,361
1,146,101	ML-CFC Commercial Mortgage Trust, Series 2007-5, Class A4, 5.38%, 8/12/48	1,152,869

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2016

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Commercial Mortgage Backed Securities, continued:
$1,661,567	Morgan Stanley Re-Remic Trust, Series 2010-GG10, Class A4A, 5.79%, 8/15/45(a)(b)	$1,687,437
		9,960,218
Prime Adjustable Rate Mortgage Backed Securities (0.5%)
75,894	BCAP LLC Trust, Series 09-RR4, Class 9A1, 2.73%, 10/26/35(a)(b)	75,424

147,822	Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 2.58%, 2/25/36(a) (b)	146,568
623,298	JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4, 2.82%, 8/25/35(a)	610,137
16,100	JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, 3.01%, 6/25/36(a)	13,948
49,893	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 2.53%, 4/25/29(a)	48,837
10,825	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 4A1, 3.27%, 6/25/36(a)	8,144
6,961	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 3.26%, 8/20/35(a)	2,706
		905,764
Prime Fixed Mortgage Backed Securities (1.3%)
3,450	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32	3,488
256,315	Chaseflex Trust, Series 2006-2, Class A5, 4.92%, 9/25/36(a)	238,055
6,552	Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A2, 6.25%, 6/25/36	6,600
48,238	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	48,092
9,152	Countrywide Alternative Loan Trust, Series 2005-J3, Class 2A12, 5.50%, 5/25/35	9,088
16,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34	16,294
91,683	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	92,421
15,050	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34	15,591
15,973	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34	16,524
155,050	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37*	125,722
168,641	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35	109,617
10,679	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21	9,801
483	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	493
4,061	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.50%, 10/25/33(a)	4,023
61,384	JPMorgan Mortgage Trust, Series 2006-A2, Class 3A2, 2.77%, 4/25/36(a)	56,046
48,391	JPMorgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	48,674

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$26,505	JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37(a)(b)	$27,115
9,529	Master Asset Securitization Trust, Series 2003-7, Class 1A1, 5.50%, 9/25/33	9,930
3,176	Master Asset Securitization Trust, Series 2003-7, Class 1A2, 5.50%, 9/25/33	3,310
2,023	Master Asset Securitization Trust, Series 2004-3, Class 5A1, 6.25%, 1/25/32	2,034
62,148	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	65,280
10,932	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33	11,110
1,000,000	Prime Mortgage Trust, Series 2005-4, Class 2A3, 5.50%, 10/25/35	275,910
251,029	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32	253,124
4,894	Structured Asset Securities Corp., Series 2005-6, Class 4A1, 5.00%, 5/25/35	4,951
13,410	Structured Asset Securities Corp., Series 2004-3, Class 3A1, 5.50%, 3/25/19	13,601
52,303	Structured Asset Securities Corp., Series 2004-20, Class 5A1, 6.25%, 11/25/34	53,146
42,839	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36	16,958
463,738	Washington Mutual Mortgage Pass- Through Certificates, Series 2005-3, Class 1CB5, 5.50%, 5/25/35	432,606
20,908	Washington Mutual Mortgage Pass- Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34	22,249
118,308	Washington Mutual MSC Mortgage Pass- Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	128,555
10,263	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	10,599
		2,131,007
U.S. Government Agency Mortgage Backed Securities (33.1%)
511,181	Fannie Mae, Series 2010-102, Class PE, 2.00%, 9/25/40	518,195
662,563	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	663,522
762,250	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	765,913
773,254	Fannie Mae, Series 2012-30, Class CB, 2.25%, 10/25/41	781,710
345,088	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	346,139
1,602,533	Fannie Mae, Series 2012-9, Class YA, 2.25%, 11/25/40(a)	1,625,817
325,822	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(a)	329,700
2,248,806	Fannie Mae, Series 2016-11, Class GA, 2.50%, 3/25/46(a)	2,289,918
465,952	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	477,133
209,579	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	214,519
384,796	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	393,975

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2016

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$926,615	Fannie Mae, Series 2015-22, Class EC, 2.50%, 4/25/45	$951,292
1,830,840	Fannie Mae, Series 2015-31, Class EC, 2.50%, 5/25/45	1,878,618
1,753,950	Fannie Mae, Series 2015-71, Class PD, 2.50%, 3/25/43	1,797,368
2,117,768	Fannie Mae, Series 2015-77, Class PA, 2.50%, 9/25/45	2,173,717
25,756	Fannie Mae, 2.65%, 12/1/27, Pool #422279(a)	26,583
361,704	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	377,079
122,424	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	125,463
893,452	Fannie Mae, Series 2014-37, Class PD, 3.00%, 6/25/44	928,595
1,227,791	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	1,277,126
2,314,703	Fannie Mae, Series 2015-86, Class BA, 3.00%, 11/25/45	2,403,435
1,323,749	Fannie Mae, Series 2016-10, Class BA, 3.00%, 3/25/46(a)	1,375,583
110,852	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	116,198
634	Fannie Mae, 4.50%, 5/1/19, Pool #761398	650
98	Fannie Mae, 5.00%, 3/1/18, Pool #688031	101
917	Fannie Mae, 5.00%, 8/1/33, Pool #730856	1,015
397	Fannie Mae, 5.00%, 7/1/35, Pool #832198	441
574	Fannie Mae, 5.50%, 2/1/33, Pool #683351	651
300	Fannie Mae, 5.50%, 9/1/34, Pool #725773	341
642,186	Fannie Mae, Series 2012-111, Class EC, 2.00%, 12/25/41	644,119
749,981	Fannie Mae, Series 2012-111, Class QC, 2.50%, 5/25/42	764,872
1,555,274	Fannie Mae, Series 2012-30, Class BA, 2.00%, 6/25/41	1,548,538
1,636,445	Fannie Mae, Series 2012-83, Class AH, 2.00%, 11/25/41	1,657,308
36,181	Fannie Mae Whole Loan, Series 2002-W11, Class AF5, 5.48%, 11/25/32(a)	40,080
1,750,000	Freddie Mac, Series 0005, 0.00%, 9/30/21*(a)	1,748,938
1,830,961	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	1,863,432
6,023	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	6,875
4,000	Fannie Mae, Series 2002-21, Class LL, 6.25%, 4/25/32	4,420
6,000	Fannie Mae, Series 1994-51, Class LL, 6.75%, 3/25/24	6,621
16,733	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	18,597
17,577	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	19,172
74,990	Fannie Mae Whole Loan, Series 2003-W6, Class 6A, 3.32%, 8/25/42(a)	82,367

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$3,650,000	Freddie Mac, Series 0009, 1.00%, 4/28/21*(a)	$3,650,437
282,600	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	280,967
928,484	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	936,346
447,144	Freddie Mac, Series 3997, Class AE, 2.00%, 4/15/40	451,127
160,133	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	160,519
1,970,254	Freddie Mac, Series 4137, Class GA, 2.00%, 2/15/42	1,979,547
540,671	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	544,188
1,607,149	Freddie Mac, Series 4486, Class A, 2.00%, 12/15/38	1,620,430
472,491	Freddie Mac, Series 4009, Class PK, 2.50%, 6/15/41	484,944
1,880,307	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	1,904,299
1,232,417	Freddie Mac, Series 4173, Class KA, 2.50%, 7/15/42	1,257,534
1,147,523	Freddie Mac, Series 4312, Class GA, 2.50%, 12/15/41	1,162,659
1,135,078	Freddie Mac, Series 4395, Class PA, 2.50%, 4/15/37	1,168,604
933,038	Freddie Mac, Series 4511, Class PI, 2.50%, 9/15/45	955,347
1,867,400	Freddie Mac, Series 4564, Class DA, 2.50%, 3/15/46	1,911,355
18,875	Freddie Mac, 2.62%, 4/1/24, Pool #409624(a)	19,026
21,940	Freddie Mac, Series 3879, Class NK, 3.00%, 5/15/39	22,131
44,582	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	45,068
490,301	Freddie Mac, Series 4012, Class MH, 3.00%, 11/15/40	502,648
548,339	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	570,482
563,551	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	584,250
914,450	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	955,662
424,391	Freddie Mac, Series 3721, Class PE, 3.50%, 9/15/40	447,998
136,731	Freddie Mac, Series 3780, Class MK, 3.50%, 10/15/40	142,830
249,008	Freddie Mac, Series 4051, Class YD, 3.50%, 3/15/41	259,153
953,526	Freddie Mac, Series 4320, Class AP, 3.50%, 7/15/39	1,012,657
783,021	Freddie Mac, Series 4332, Class PE, 3.50%, 12/15/43	828,749
2,536	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	2,546
4,356	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	4,714
254	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	289
4,091	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	4,729

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2016

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$2,310	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	$2,647
24,952	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	27,986
644	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	671
644	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21	659
7,619	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	8,409
152,716	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	145,861
842,466	Government National Mortgage Assoc., Series 2009-94, Class KB, 3.00%, 9/16/39	871,880
85,289	Government National Mortgage Assoc., Series 2009-93, Class HG, 4.00%, 9/16/39	90,284
5,675	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	6,110
14,523	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	16,372
6,678	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	7,329
183	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	200
3,941	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	4,218
		55,299,997
Total Mortgage Backed Securities		71,268,354

Corporate Bonds (1.8%)
Banks (0.5%)
700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	763,214
Capital Markets (0.0%)
700,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (c)	70
Diversified Financial Services (0.4%)
600,000	BP Capital Markets PLC, 2.75%, 5/10/23	611,798
Diversified Telecommunication Services (0.1%)
107,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/11/16 @ 101 *	107,025
118,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 10/11/16 @ 101 *	118,831
		225,856
IT Services (0.4%)
600,000	International Business Machine Corp., 1.63%, 5/15/20	604,716
Real Estate Management & Development (0.4%)
599,008	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23 (b)	625,345

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
Thrifts & Mortgage Finance (0.2%)
$500,000	Preferred Term Securities XI, Class B-1, 2.26%, 9/24/33, Callable 10/10/16 @ 100 *(a)(d)	$252,500
203,271	Preferred Term Securities XXIII, 0.08%, 12/22/36 (d)(e)	9,147
		261,647
Total Corporate Bonds		3,092,646

Taxable Municipal Bonds (0.1%)
Missouri (0.1%)
135,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Continuously Callable @ 100	139,023
30,000	Missouri State Housing Development Community Single Family Mortgage Revenue, 5.78%, 3/1/38, Continuously Callable @ 100, Insured by: GNMA, FNMA, FHLMC	30,825
Total Taxable Municipal Bonds		169,848

Commercial Paper (1.0%)
Banks (1.0%)
1,650,000	Natixis, 1.04%, 1/9/17 (e)	1,643,678
Total Commercial Paper		1,643,678

U.S. Government Agency Securities (9.0%)
Fannie Mae
1,250,000	1.00%, 9/30/20, Callable 9/30/16 @ 100 *(a)(f)	1,250,204
1,500,000	1.00%, 2/26/21, Callable 11/26/16 @ 100 *(a)	1,499,375
1,650,000	1.00%, 7/28/21, Callable 10/28/16 @ 100 *(a)	1,647,193
2,000,000	1.00%, 4/28/26, Callable 4/28/17 @ 100 *(a)	1,999,650
1,750,000	1.25%, 5/17/21, Callable 11/17/16 @ 100 *(a)	1,751,051
		8,147,473
Fannie Mae Strips
500,000	6.58%, 11/15/16 (e)	499,431
Freddie Mac
2,000,000	0.75%, 2/26/18, Callable 11/26/16 @ 100 *(a)	2,000,418
1,670,000	1.00%, 8/25/21, Callable 11/25/16 @ 100 *(a)	1,668,019
1,000,000	1.25%, 6/9/21, Callable 12/9/16 @ 100 *(a)	999,798
1,650,000	1.25%, 5/25/21, Callable 11/25/16 @ 100 *(a)(f)	1,650,063
		6,318,298
Total U.S. Government Agency Securities		14,965,202

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2016

Shares or Principal Amount	Security Description	Value

U.S. Treasury Obligations (40.2%)
U.S. Treasury Bonds
$16,299,000	3.00%, 11/15/44	$18,973,047
U.S. Treasury Inflation Indexed Notes
6,222,000	0.38%, 7/15/25	6,470,917
U.S. Treasury Notes
12,926,000	0.75%, 4/30/18	12,918,930
9,821,000	1.25%, 3/31/21	9,853,606
6,399,000	1.50%, 3/31/23	6,433,996
6,308,000	1.63%, 12/31/19	6,438,103
6,170,000	1.63%, 5/15/26	6,193,378
		41,838,013
Total U.S. Treasury Obligations		67,281,977

Shares or Principal Amount	Security Description	Value

Investment in Affiliates (4.7%)
$7,816,211	Cavanal Hill Government Securities Money Market Fund, Institutional Class, 0.01%(g)	$7,816,211
Total Investment in Affiliates		7,816,211

Total Investments (Cost $167,767,070)(h) - 100.8%		168,629,127
Liabilities in excess of other assets — (0.8)%		(1,412,747)
Net Assets - 100.0%		$167,216,380

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.
(b)

Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(c)	Issuer has defaulted on the payment of interest.
(d)

Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2016, illiquid securities were 0.2% of the Fund’s net assets.

(e)	Rate represents the effective yield at purchase.
(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2016.
(g)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.
(h)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS

Active Core Fund

Schedule of Portfolio Investments

August 31, 2016

Shares or Principal Amount	Security Description	Value

Common Stocks (51.2%)
Aerospace & Defense (1.6%)
180	General Dynamics Corp.	$27,400
1,057	L-3 Communications Holdings, Inc.	157,303
1,031	Lockheed Martin Corp.	250,501
434	Northrop Grumman Corp.	92,038
1,612	Raytheon Co.	225,890
98	Rockwell Collins, Inc.	8,202
2,023	Spirit AeroSystems Holdings, Inc.(a)	92,694
36	TransDigm Group, Inc.(a)	10,267
1,226	United Technologies Corp.	130,483
		994,778
Air Freight & Logistics (0.3%)
490	C.H. Robinson Worldwide, Inc.	34,016
371	Expeditors International of Washington, Inc.	18,791
354	FedEx Corp.	58,385
477	United Parcel Service, Inc., Class B	52,098
		163,290
Airlines (0.5%)
3,450	Alaska Air Group, Inc.	232,978
2,123	JetBlue Airways Corp.(a)	33,862
727	Southwest Airlines Co.	26,812
376	United Continental Holdings, Inc.(a)	18,954
		312,606
Auto Components (0.5%)
3,235	Gentex Corp.	57,551
984	Lear Corp.	114,429
5,404	The Goodyear Tire & Rubber Co.	158,607
		330,587
Automobiles (0.2%)
2,909	General Motors Co.	92,855
732	Thor Industries, Inc.	59,402
		152,257
Banks (2.0%)
1,324	Bank of America Corp.	21,369
3,425	BB&T Corp.	131,863
537	Citigroup, Inc.	25,636
376	Comerica, Inc.	17,781
166	Commerce Bancshares, Inc.	8,413
668	Cullen/Frost Bankers, Inc.	48,697
1,240	East West Bancorp, Inc.	46,054
977	First Horizon National Corp.	15,026
12,855	FNB Corp.	160,559
3,804	JPMorgan Chase & Co.	256,770
1,430	KeyCorp.	17,961
33	M&T Bank Corp.	3,905
266	PacWest Bancorp	11,520
2,045	People’s United Financial, Inc.	33,231
929	Popular, Inc.	36,519
162	SVB Financial Group(a)	17,992
572	TCF Financial Corp.	8,380
1,031	The PNC Financial Services Group, Inc.	92,893
3,337	U.S. Bancorp	147,329
3,326	Wells Fargo & Co.	168,961
		1,270,859
Beverages (0.8%)
88	Brown-Forman Corp., Class B	4,272
113	Constellation Brands, Inc., Class A	18,538
128	Dr Pepper Snapple Group, Inc.	11,994
615	Molson Coors Brewing Co., Class B	62,927
101	Monster Beverage Corp.(a)	15,543
2,340	PepsiCo, Inc.	249,795
3,780	The Coca-Cola Co.	164,165
		527,234

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Biotechnology (0.8%)
914	Amgen, Inc.	$155,435
313	Biogen, Inc.(a)	95,662
621	BioMarin Pharmaceutical, Inc.(a)	58,306
624	Gilead Sciences, Inc.	48,909
23	Regeneron Pharmaceuticals, Inc.(a)	9,029
1,244	United Therapeutics Corp.(a)	152,116
		519,457
Building Products (0.3%)
185	A.O. Smith Corp.	17,849
2,083	Johnson Controls, Inc.	91,402
593	Lennox International, Inc.	95,514
		204,765
Capital Markets (1.9%)
1,315	Ameriprise Financial, Inc.	132,919
169	BlackRock, Inc.	63,005
187	CBOE Holdings, Inc.	12,845
1,834	CME Group, Inc.	198,713
3,586	E*Trade Financial Corp.(a)	94,599
792	Eaton Vance Corp.	31,704
184	FactSet Research Systems, Inc.	32,758
824	Federated Investors, Inc., Class B	26,615
2,889	Golub Capital BDC, Inc.	55,238
231	Interactive Brokers Group, Inc., Class A	8,288
1,491	Invesco Ltd.	46,504
385	Lazard Ltd., Class A	14,257
603	LPL Financial Holdings, Inc.	17,927
404	Moody’s Corp.	43,911
266	Morgan Stanley	8,528
1,846	Nasdaq, Inc.	131,453
123	Northern Trust Corp.	8,683
603	Raymond James Financial, Inc.	35,077
1,135	SEI Investments Co.	52,324
192	T. Rowe Price Group, Inc.	13,352
569	The Goldman Sachs Group, Inc.	96,423
1,276	Thomson Reuters Corp.	52,941
		1,178,064
Chemicals (1.2%)
1,112	CF Industries Holdings, Inc.	28,912
465	Ecolab, Inc.	57,218
335	International Flavors & Fragrances, Inc.	46,424
1,351	LyondellBasell Industries NV, Class A	106,580
84	Praxair, Inc.	10,251
1,720	RPM International, Inc.	93,792
1,194	Syngenta AG ADR	104,177
2,423	The Dow Chemical Co.	129,970
2,273	The Mosaic Co.	68,349
59	The Sherwin-Williams Co.	16,739
1,136	Westlake Chemical Corp.	58,868
		721,280
Commercial Services & Supplies (0.5%)
615	Cintas Corp.	72,269
4,854	Knoll, Inc.	128,436
2,046	Pitney Bowes, Inc.	38,383
157	Republic SVCS, Inc.	7,932
802	Tyco International PLC	35,031
704	Waste Management, Inc.	45,014
		327,065
Communications Equipment (0.9%)
14,750	Cisco Systems, Inc.	463,740
852	Harris Corp.	79,219
237	Motorola Solutions, Inc.	18,247
		561,206

See notes to financial statements.

CAVANAL HILL FUNDS

Active Core Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Construction & Engineering (0.1%)
535	Fluor Corp.	$27,766
504	Jacobs Engineering Group, Inc.(a)	26,556
		54,322
Construction Materials (0.0%)
94	Vulcan Materials Co.	10,704
Consumer Finance (0.1%)
4,939	Navient Corp.	71,022
1,475	Santander Consumer USA Holdings, Inc.(a)	18,556
		89,578
Containers & Packaging (0.4%)
653	AptarGroup, Inc.	50,921
862	Ball Corp.	68,262
1,032	Bemis Co., Inc.	54,283
1,282	Packaging Corp. of America	100,804
		274,270
Distributors (0.0%)
99	Genuine Parts Co.	10,179
200	LKQ Corp.(a)	7,218
		17,397
Diversified Consumer Services (0.0%)
192	ServiceMaster Global Holdings, Inc.(a)	7,164
Diversified Financial Services (0.5%)
1,661	Berkshire Hathaway, Inc., Class B(a)	249,964
2,222	Voya Financial, Inc.	64,971
		314,935
Diversified Telecommunication Services (1.2%)
8,753	AT&T, Inc.	357,823
5,347	CenturyLink, Inc.	148,647
386	Level 3 Communications, Inc.(a)	19,157
4,783	Verizon Communications, Inc.	250,294
		775,921
Electric Utilities (1.0%)
827	Alliant Energy Corp.	31,385
326	American Electric Power Co., Inc.	21,050
230	Duke Energy Corp.	18,322
2,159	Edison International	157,001
327	Entergy Corp.	25,571
207	Eversource Energy	11,172
355	Exelon Corp.	12,070
666	Great Plains Energy, Inc.	18,089
3,566	Hawaiian Electric Industries, Inc.	107,016
305	NextEra Energy, Inc.	36,887
3,256	PPL Corp.	113,244
621	The Southern Co.	31,876
331	Xcel Energy, Inc.	13,690
		597,373
Electrical Equipment (0.3%)
124	AMETEK, Inc.	6,045
3,432	Emerson Electric Co.	180,798
		186,843
Electronic Equipment, Instruments & Components (0.7%)
223	Amphenol Corp., Class A	13,895
1,878	Avnet, Inc.	78,275
13,170	Corning, Inc.	298,827
234	Ingram Micro, Inc.	8,181
386	Jabil Circuit, Inc.	8,179
		407,357
Energy Equipment & Services (0.7%)
554	Dril-Quip, Inc.(a)	30,786

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Energy Equipment & Services, continued:
628	FMC Technologies, Inc.(a)	$17,710
818	Halliburton Co.	35,182
307	Helmerich & Payne, Inc.	18,561
534	National Oilwell Varco, Inc.	17,910
829	Oceaneering International, Inc.	21,985
4,688	Patterson-UTI Energy, Inc.	91,369
1,156	Rowan Cos. PLC	14,404
1,549	RPC, Inc.(a)	23,746
1,803	Schlumberger, Ltd.	142,437
		414,090
Equity Real Estate Investment Trusts (2.0%)
203	American Tower Corp.	23,016
221	Apartment Investment & Management Co., Class A	9,985
605	AvalonBay Communities, Inc.	105,881
154	Boston Properties, Inc.	21,580
3,504	Chesapeake Lodging Trust	89,282
2,373	Crown Castle International Corp.	224,888
952	Douglas Emmett, Inc.	35,757
2,436	Duke Realty Corp.	68,500
287	Equity Commonwealth(a)	8,980
1,235	Equity Residential	80,114
46	Essex Property Trust, Inc.	10,447
87	Extra Space Storage, Inc.	7,008
48	Federal Realty Investment Trust	7,632
812	Gaming And Leisure Properties	27,779
6,204	General Growth Properties, Inc.	180,784
447	Host Hotels & Resorts, Inc.	7,966
256	Kimco Realty Corp.	7,693
762	Lamar Advertising Co.	47,495
94	Macerich Co. (The)	7,698
122	Post Properties, Inc.	8,086
596	Prologis, Inc.	31,654
246	Public Storage	55,089
157	Realty Income Corp. (REIT)	10,320
545	Regency Centers Corp.	43,894
1,168	Retail Properties of America	19,856
201	Simon Property Group, Inc.	43,309
216	SL Green Realty Corp.	25,428
220	Ventas, Inc.	15,987
238	Weingarten Realty Investors	9,818
236	Welltower, Inc.	18,113
		1,254,039
Food & Staples Retailing (1.2%)
620	Costco Wholesale Corp.	100,496
1,284	CVS Health Corp.	119,926
2,823	Sysco Corp.	146,401
6,078	The Kroger Co.	194,435
157	Walgreens Boots Alliance, Inc.	12,671
2,695	Wal-Mart Stores, Inc.	192,531
		766,460
Food Products (1.7%)
1,480	Bunge Ltd.	94,572
696	Campbell Soup Co.	42,261
979	ConAgra Foods, Inc.	45,631
372	General Mills, Inc.	26,345
2,595	Hormel Foods Corp.	99,285
1,171	Ingredion, Inc.	160,380
373	Kellogg Co.	30,664
76	McCormick & Co.	7,749
126	Mead Johnson Nutrition Co.	10,719
969	Mondelez International, Inc., Class A	43,624
1,427	Pinnacle Foods, Inc.	72,278

See notes to financial statements.

CAVANAL HILL FUNDS

Active Core Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Food Products, continued:
588	The Hain Celestial Group, Inc.(a)	$21,609
70	The JM Smucker Co.	9,925
408	The Kraft Heinz Co.	36,512
4,938	Tyson Foods, Inc., Class A	373,165
		1,074,719
Gas Utilities (0.2%)
518	Atmos Energy Corp.	38,177
1,209	UGI Corp.	54,985
		93,162
Health Care Equipment & Supplies (1.3%)
4,017	Abbott Laboratories	168,795
201	Alere, Inc.(a)	7,865
1,428	Baxter International, Inc.	66,730
149	Becton, Dickinson & Co.	26,404
50	C.R. Bard, Inc.	11,042
1,474	Danaher Corp.	119,998
70	DENTSPLY Sirona, Inc.	4,302
299	Edwards Lifesciences Corp.(a)	34,433
649	Hill-Rom Holdings, Inc.	38,492
26	Intuitive Surgical, Inc.(a)	17,847
2,174	Medtronic PLC	189,204
91	St. Jude Medical, Inc.	7,091
226	Stryker Corp.	26,139
325	Teleflex, Inc.	59,504
375	Zimmer Biomet Holdings, Inc.	48,604
		826,450
Health Care Providers & Services (1.6%)
68	Aetna, Inc.	7,964
1,773	AmerisourceBergen Corp.	154,198
878	Anthem, Inc.	109,820
2,119	Brookdale Senior Living, Inc.(a)	36,468
151	Cardinal Health, Inc.	12,030
407	Centene Corp.(a)	27,794
349	Cigna Corp.	44,763
232	Express Scripts Holding Co.(a)	16,866
229	HCA Holdings, Inc.(a)	17,301
204	Henry Schein, Inc.(a)	33,413
470	Laboratory Corp. of America Holdings(a)	64,357
858	LifePoint Health, Inc.(a)	48,563
343	Patterson Cos., Inc.	15,778
312	Quest Diagnostics, Inc.	25,840
2,060	UnitedHealth Group, Inc.	280,264
61	Universal Health Services, Inc., Class B	7,352
1,221	VCA, Inc.(a)	86,459
		989,230
Health Care Technology (0.1%)
2,200	Allscripts Healthcare Solutions, Inc.(a)	28,402
203	Cerner Corp.(a)	13,102
		41,504
Hotels, Restaurants & Leisure (1.1%)
2,074	Brinker International, Inc.	111,395
17	Chipotle Mexican Grill, Inc.(a)	7,033
1,595	Darden Restaurants, Inc.	98,316
150	Hyatt Hotels Corp.(a)	8,022
1,611	Marriott International, Inc., Class A	114,912
882	McDonald’s Corp.	102,012
1,960	Starbucks Corp.	110,211
691	Wyndham Worldwide Corp.	48,916
600	Yum! Brands, Inc.	54,426
		655,243
Household Durables (0.8%)
236	D.R. Horton, Inc.	7,566

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Household Durables, continued:
2,149	Garmin, Ltd.	$105,473
778	Harman International Industries, Inc.	65,889
1,928	Leggett & Platt, Inc.	101,181
154	Lennar Corp., Class A	7,284
27	Mohawk Industries, Inc.(a)	5,745
1,053	Newell Brands, Inc.	55,893
69	NVR, Inc.(a)	116,390
813	Tupperware Brands Corp.	53,276
		518,697
Household Products (0.9%)
620	Church & Dwight Co., Inc.	61,640
2,648	Colgate-Palmolive Co.	196,852
479	The Clorox Co.	62,768
2,845	The Procter & Gamble Co.	248,398
		569,658
Independent Power & Renewable Electricity Producers (0.1%)
3,427	AES Corp.	41,364
826	Calpine Corp.(a)	10,308
		51,672
Industrial Conglomerates (0.7%)
769	3M Co.	137,836
224	Carlisle Cos., Inc.	23,489
5,077	General Electric Co.	158,605
928	Honeywell International, Inc.	108,307
75	Roper Technologies, Inc.	13,316
		441,553
Insurance (1.3%)
434	American International Group, Inc.	25,966
1,321	Assured Guaranty Ltd.	36,684
323	Chubb Ltd.	40,998
452	Cincinnati Financial Corp.	34,854
419	Endurance Specialty Holdings Ltd.	27,591
89	Everest Re Group Ltd.	17,211
671	First American Financial	28,913
1,164	FNF Group	43,871
300	Lincoln National Corp.	14,409
5	Markel Corp.(a)	4,656
714	Marsh & McLennan Cos., Inc.	48,288
365	Principal Financial Group, Inc.	17,911
973	Prudential Financial, Inc.	77,237
952	The Allstate Corp.	65,650
346	The Hanover Insurance Group, Inc.	27,057
2,639	The Hartford Financial Services Group, Inc.	108,383
2,805	The Progressive Corp.	91,331
201	Validus Holdings Ltd.	10,209
154	W.R. Berkley Corp.	9,143
1,928	XL Group, Ltd.	65,995
		796,357
Internet & Direct Marketing Retail (0.3%)
137	Amazon.com, Inc.(a)	105,375
481	Expedia, Inc.	52,487
		157,862
Internet Software & Services (1.7%)
373	Alphabet, Inc., Class A(a)	294,614
415	Alphabet, Inc., Class C(a)	318,326
2,915	Facebook, Inc., Class A(a)	367,640
1,263	VeriSign, Inc.(a)	94,030
		1,074,610
IT Services (1.7%)
474	Accenture PLC, Class A	54,510
566	Amdocs Ltd.	34,028
425	Automatic Data Processing, Inc.	38,169

See notes to financial statements.

CAVANAL HILL FUNDS

Active Core Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
IT Services, continued:
1,336	Broadridge Financial Solutions, Inc.	$92,585
475	Cognizant Technology Solutions Corp., Class A(a)	27,284
184	CoreLogic, Inc.(a)	7,548
516	DST Systems, Inc.	62,699
1,522	Fiserv, Inc.(a)	156,842
261	International Business Machine Corp.	41,468
842	Leidos Holdings, Inc.	34,110
763	MasterCard, Inc., Class A	73,729
920	Paychex, Inc.	55,816
560	Sabre Corp.	15,764
4,155	The Western Union Co.	89,416
1,249	Total System Services, Inc.	61,513
1,910	Visa, Inc., Class A	154,519
6,855	Xerox Corp.	67,522
		1,067,522
Leisure Products (0.1%)
83	Hasbro, Inc.	6,784
1,334	Mattel, Inc.	44,196
451	Vista Outdoor, Inc.(a)	17,959
		68,939
Life Sciences Tools & Services (0.7%)
242	Agilent Technologies, Inc.	11,369
866	Bruker Corp.	19,364
644	Charles River Laboratories International, Inc.(a)	53,587
101	Illumina, Inc.(a)	17,002
88	Mettler-Toledo International, Inc.(a)	35,470
513	PerkinElmer, Inc.	27,317
1,546	QIAGEN NV(a)	40,984
524	Quintiles Transnational Holdings, Inc.(a)	40,505
555	Thermo Fisher Scientific, Inc.	84,466
771	Waters Corp.(a)	121,287
		451,351
Machinery (0.8%)
1,122	AGCO Corp.	54,462
426	Caterpillar, Inc.	34,911
1,389	Crane Co.	89,341
939	Flowserve Corp.	45,419
676	Fortive Corp.	35,605
1,623	Hillenbrand, Inc.	52,179
405	Illinois Tool Works, Inc.	48,134
653	Ingersoll-Rand PLC	44,397
798	Pentair PLC	51,112
129	Snap-on, Inc.	19,774
516	The Timken Co.	17,477
180	The Toro Co.	17,487
473	Trinity Industries, Inc.	11,551
		521,849
Media (1.1%)
304	CBS Corp., Class B	15,513
4,104	Comcast Corp., Class A	267,828
4,290	Regal Entertainment Group, Class A	91,720
1,266	Sirius XM Holdings, Inc.(a)	5,241
227	Starz, Class A(a)	7,080
844	TEGNA, Inc.	17,099
501	The Interpublic Group of Cos., Inc.	11,593
98	The Madison Square Garden Co., Class A(a)	17,704
964	The Walt Disney Co.	91,059
1,923	Time Warner, Inc.	150,783
1,492	Twenty-First Century Fox, Inc., Class A	36,614
		712,234

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Media, continued:
Metals & Mining (0.4%)
1,804	Reliance Steel & Aluminum Co.	$130,032
1,439	Rio Tinto PLC ADR	43,415
3,884	Steel Dynamics, Inc.	95,624
		269,071
Mortgage Real Estate Investment Trusts (0.2%)
2,114	American Capital Agency Corp.	40,821
1,635	Annaly Capital Management, Inc.	17,511
1,568	Starwood Property Trust, Inc.	35,907
		94,239
Multiline Retail (0.1%)
200	Dollar General Corp.	14,682
271	Nordstrom, Inc.	13,675
539	Target Corp.	37,832
		66,189
Multi-Utilities (0.5%)
1,821	CenterPoint Energy, Inc.	40,918
189	CMS Energy Corp.	7,932
199	Consolidated Edison, Inc.	14,975
262	Dominion Resources, Inc.	19,430
37	DTE Energy Co.	3,437
240	Public Service Enterprise Group, Inc.	10,262
519	SCANA Corp.	36,667
565	Sempra Energy	59,116
1,642	WEC Energy Group, Inc.	98,324
		291,061
Oil, Gas & Consumable Fuels (2.9%)
427	Anadarko Petroleum Corp.	22,832
1,699	Chevron Corp.	170,884
158	Concho Resources, Inc.(a)	20,414
760	Continental Resources, Inc.(a)	36,450
1,286	Enbridge, Inc.	50,784
6,583	EnLink Midstream LLC	109,607
671	EOG Resources, Inc.	59,377
7,287	Exxon Mobil Corp.	634,988
1,390	HollyFrontier Corp.	35,973
4,387	Marathon Oil Corp.	65,893
774	Marathon Petroleum Corp.	32,903
3,437	Murphy Oil Corp.	91,837
1,630	Occidental Petroleum Corp.	125,266
104	Phillips 66	8,159
161	Pioneer Natural Resources Co.	28,827
3,928	QEP Resources, Inc.	75,025
706	SM Energy Co.	26,743
4,837	The Williams Cos., Inc.	135,145
369	Valero Energy Corp.	20,424
1,052	World Fuel Services Corp.	46,898
		1,798,429
Paper & Forest Products (0.1%)
852	Domtar Corp.	31,797
Personal Products (0.0%)
142	Nu Skin Enterprises, Inc., Class A	8,219
157	The Estee Lauder Cos., Inc., Class A	14,009
		22,228
Pharmaceuticals (2.1%)
659	Akorn, Inc.(a)	17,740
2,771	Bristol-Myers Squibb Co.	159,028
665	Eli Lilly & Co.	51,704
3,546	Johnson & Johnson	423,179
3,604	Merck & Co., Inc.	226,295
9,605	Pfizer, Inc.	334,254

See notes to financial statements.

CAVANAL HILL FUNDS

Active Core Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Pharmaceuticals, continued:
1,280	Zoetis, Inc.	$65,408
		1,277,608
Professional Services (0.2%)
82	Equifax, Inc.	10,816
231	ManpowerGroup, Inc.	16,507
1,833	Robert Half International, Inc.	70,259
107	Verisk Analytics, Inc., Class A(a)	8,886
		106,468
Real Estate Management & Development (0.3%)
779	CBRE Group, Inc., Class A(a)	23,284
803	Jones Lang LaSalle, Inc.	93,750
3,128	Realogy Holdings Corp.	83,956
		200,990
Road & Rail (0.3%)
494	Avis Budget Group, Inc.(a)	17,848
563	Old Dominion Freight Line, Inc.(a)	40,046
1,088	Union Pacific Corp.	103,937
		161,831
Semiconductors & Semiconductor Equipment (2.4%)
237	Analog Devices, Inc.	14,827
7,110	Intel Corp.	255,177
112	KLA-Tencor Corp.	7,757
4,412	Lam Research Corp.	411,727
179	Linear Technology Corp.	10,425
2,666	Microchip Technology, Inc.	165,052
366	NVIDIA Corp.	22,450
598	NXP Semiconductors NV(a)	52,636
1,492	ON Semiconductor Corp.(a)	16,114
3,124	QUALCOMM, Inc.	197,030
925	Skyworks Solutions, Inc.	69,246
2,325	Texas Instruments, Inc.	161,681
2,418	Xilinx, Inc.	131,080
		1,515,202
Software (1.2%)
1,208	Activision Blizzard, Inc.	49,975
361	Adobe Systems, Inc.(a)	36,934
1,998	CA, Inc.	67,752
1,174	Cadence Design Systems, Inc.(a)	29,867
261	Cdk Global, Inc.	15,133
5,820	Microsoft Corp.	334,417
2,895	Oracle Corp.	119,332
450	Salesforce.com, Inc.(a)	35,739
1,522	Symantec Corp.	36,726
139	Synopsys, Inc.(a)	8,241
		734,116
Specialty Retail (1.8%)
19	Advance Auto Parts, Inc.	2,990
61	AutoZone, Inc.(a)	45,250
1,768	Best Buy Co., Inc.	68,033
3,025	Foot Locker, Inc.	198,560
986	GameStop Corp., Class A	27,993
803	L Brands, Inc.	61,197
1,348	Lowe’s Cos., Inc.	103,203
405	Murphy USA, Inc.(a)	29,614
479	O’Reilly Automotive, Inc.(a)	134,096
1,266	Ross Stores, Inc.	78,796
1,009	The Home Depot, Inc.	135,326
853	The TJX Cos., Inc.	66,056
102	Tractor Supply Co.	8,563
351	Ulta Salon, Cosmetics & Fragrance, Inc.(a)	86,771
1,320	Williams-Sonoma, Inc.	69,485
		1,115,933

Shares or Principal Amount	Security Description	Value

Common Stocks, continued:
Technology Hardware, Storage & Peripherals (1.0%)
4,003	Apple, Inc.	$424,718
2,596	EMC Corp.	75,258
7,557	HP, Inc.	108,594
497	Western Digital Corp.	23,195
		631,765
Textiles, Apparel & Luxury Goods (0.6%)
3,170	Coach, Inc.	121,032
336	Hanesbrands, Inc.	8,917
435	Michael Kors Holdings Ltd.(a)	21,293
960	NIKE, Inc., Class B	55,334
1,105	Ralph Lauren Corp.	114,500
823	Under Armour, Inc., Class A(a)	32,615
92	VF Corp.	5,709
		359,400
Thrifts & Mortgage Finance (0.2%)
2,006	New York Community Bancorp, Inc.	30,311
3,886	Oritani Financial Corp.	62,448
		92,759
Tobacco (0.5%)
3,439	Altria Group, Inc.	227,284
793	Philip Morris International, Inc.	79,244
555	Reynolds American, Inc.	27,511
		334,039
Trading Companies & Distributors (0.3%)
374	Fastenal Co.	16,123
5,783	H&E Equipment Services, Inc.	92,124
510	MSC Industrial Direct Co., Inc., Class A	37,250
41	W.W. Grainger, Inc.	9,457
		154,954
Water Utilities (0.1%)
1,133	American Water Works Co., Inc.	83,831
Wireless Telecommunication Services (0.1%)
993	T-Mobile US, Inc.(a)	46,016
Total Common Stocks		31,934,439

Asset Backed Securities (1.1%)
$273,073	Aegis Asset Backed Securities Trust, Series 2004-4, Class A1, 1.21%, 10/25/34(b)	270,103
11,100	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(b)	13,205
64,172	Nations Equipment Finance Funding LLC, Series 2014-1A, Class A, 1.56%, 7/20/18(c)	64,088
24,656	Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A7, 5.47%, 9/25/33(b)	25,322
15,539	Residential Funding Mortgage Securities, Series 2004-HI1, Class A5, 5.68%, 4/25/29(b)	16,447
82,369	Residential Funding Mortgage Securities II, Inc., Series 2005-HI2, Class A5, 5.58%, 5/25/35(b)	82,783
235,427	Saxon Asset Securities Trust, Series 2003-3, Class AF5, 4.96%, 12/25/33(b)	236,937
Total Asset Backed Securities		708,885

Mortgage Backed Securities† (16.3%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.4%)
286,754	Bear Stearns Alternative-A Trust, Series 2007-2, Class 2A1, 2.62%, 4/25/37(b)	216,001
15,660	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 5.32%, 10/25/33(b)	15,689
		231,690

See notes to financial statements.

CAVANAL HILL FUNDS

Active Core Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities (2.0%)
$94,997	Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.50%, 11/25/35	$86,594
127,616	Bank of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.00%, 11/25/34	133,931
110,579	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37	93,359
40,576	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A4, 5.50%, 11/25/35	30,709
102,538	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	89,862
18,347	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 2A4, 6.00%, 1/25/37	14,947
38,059	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34	39,417
4,761	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34	4,740
126,964	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.10%, 6/25/36(b)	104,990
11,454	Master Alternative Loans Trust, Series 2004- 6, Class 10A1, 6.00%, 7/25/34	11,806
90,144	Master Alternative Loans Trust, Series 2004- 8, Class 5A1, 6.00%, 9/25/34	90,923
103,263	Master Alternative Loans Trust, Series 2004- 3, Class 5A1, 6.50%, 3/25/34	108,753
98,877	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(b)	100,069
28,012	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(b)	23,022
180,807	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(b)	83,266
9,409	Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	9,384
18,895	Residential Asset Loans, Inc., Series 2006- QS5, Class A9, 6.00%, 5/25/36	16,265
96,871	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	87,501
50,239	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	39,460
69,160	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5, Class CB14, 5.50%, 7/25/35	66,571
		1,235,569
Commercial Mortgage Backed Securities (0.4%)
229,182	Morgan Stanley Re-Remic Trust, Series 2010-GG10, Class A4A, 5.79%, 8/15/45(b)(c)	232,750
23,412	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 3.03%, 9/25/34(b)	20,048
15,428	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 4.17%, 7/25/37(b)	14,025
32,748	Credit Suisse Mortgage Capital Certificates, Series 2009-8R, Class 5A1, 5.39%, 5/26/37(b)(c)	32,859
17,286	JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37(b)(c)	17,330
		84,262

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities (1.5%)
280,491	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C, 5.41%, 9/25/35(b)	224,189
49,783	Bank of America Funding Corp., Series 2006-4, Class A14, 6.00%, 7/25/36	44,329
7,438	Bank of America Mortgage Securities, Series 2004-4, Class 3A1, 5.00%, 5/25/19	7,540
36,354	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.95%, 5/25/35(b)	33,853
174,285	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2, 6.50%, 7/25/34	194,349
24,637	Countrywide Alternative Loan Trust, Series 2005-J8, Class 1A6, 5.50%, 7/25/35	4,633
69,114	Countrywide Home Loans, Series 2005-22, Class 2A1, 2.74%, 11/25/35(b)	56,609
7,606	Countrywide Home Loans, Series 2004- 24CB, Class 2A1, 5.00%, 11/25/19	7,626
55,010	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	55,452
55,375	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37*	44,901
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35	37,584
33,688	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36	20,522
2,204	GSR Mortgage Loan Trust, Series 2006-10F, Class 5A1, 6.00%, 1/25/27	2,058
30,185	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 1/25/36	26,955
2,049	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	2,166
7,363	Master Asset Securitization Trust, Series 2003-8, Class 1A1, 5.50%, 9/25/33	7,281
62,436	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.61%, 9/25/33(b)	36,853
26,335	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31	27,531
107,014	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35	100,714
485	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	483
21,715	Wells Fargo Mortgage Backed Securities Trust, Series 2006-11, Class A8, 6.00%, 9/25/36	20,980
		956,608
U.S. Government Agency Mortgage Backed Securities (11.9%)
162,531	Fannie Mae, Series 2013-68, Class NA, 1.00%, 3/25/42	161,865
199,821	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	200,110
155,273	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	156,019
172,544	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	173,070
227,956	Fannie Mae, Series 2012-9, Class YA, 2.25%, 11/25/40(b)	231,268
325,822	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(b)	329,700
224,881	Fannie Mae, Series 2016-11, Class GA, 2.50%, 3/25/46(b)	228,992

See notes to financial statements.

CAVANAL HILL FUNDS

Active Core Fund

Schedule of Portfolio Investments, Continued

August 31, 2016

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued
$52,395	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	$53,630
260,611	Fannie Mae, Series 2015-22, Class EC, 2.50%, 4/25/45	267,551
246,058	Fannie Mae, Series 2015-31, Class EC, 2.50%, 5/25/45	252,479
246,501	Fannie Mae, Series 2015-71, Class PD, 2.50%, 3/25/43	252,603
92,235	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	96,155
61,212	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	62,732
239,569	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	249,195
227,337	Fannie Mae, Series 2015-86, Class BA, 3.00%, 11/25/45	236,052
10,144	Fannie Mae, Series 2002-T6, Class A1, 3.31%, 2/25/32	10,207
49,800	Fannie Mae, 4.00%, 4/1/25, Pool #AD3828	52,945
55,426	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	58,099
30,846	Fannie Mae, 4.50%, 4/1/35, Pool #814522	33,761
351	Fannie Mae, 5.00%, 3/1/18, Pool #681351	360
25,777	Fannie Mae, 5.50%, 10/1/35, Pool #838584	28,993
2,869	Fannie Mae, 6.00%, 5/1/35, Pool #357778	3,303
4,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	4,472
225,439	Fannie Mae, Series 2013-23, Class AB, 2.00%, 2/25/43	225,812
300,000	Freddie Mac, Series 0009, 1.00%, 4/28/21*(b)	300,036
141,300	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	140,484
213,879	Freddie Mac, Series 4486, Class A, 2.00%, 12/15/38	215,647
13,360	Freddie Mac, 2.03%, 6/1/28, Pool #605508(b)	13,434
147,668	Freddie Mac, Series 4129, Class PA, 2.50%, 7/15/42	149,552
236,908	Freddie Mac, Series 4312, Class GA, 2.50%, 12/15/41	240,033
194,585	Freddie Mac, Series 4395, Class PA, 2.50%, 4/15/37	200,332
221,194	Freddie Mac, Series 4511, Class PI, 2.50%, 9/15/45	226,483
291,081	Freddie Mac, Series 4564, Class DA, 2.50%, 3/15/46	297,933
22,854	Freddie Mac, Series 3879, Class NK, 3.00%, 5/15/39	23,054
236,141	Freddie Mac, Series 3913, Class UE, 3.00%, 9/15/40	240,696
20,805	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	21,032
196,120	Freddie Mac, Series 4012, Class MH, 3.00%, 11/15/40	201,059
262,746	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	273,356
169,065	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	175,275
121,657	Freddie Mac, Series 4357, Class NW, 3.00%, 10/15/35	126,418

Shares or Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$124,459	Freddie Mac, Series 4051, Class YD, 3.50%, 3/15/41	$129,529
381,410	Freddie Mac, Series 4320, Class AP, 3.50%, 7/15/39	405,062
319,601	Freddie Mac, Series 4332, Class PE, 3.50%, 12/15/43	338,264
11,529	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	11,786
524	Freddie Mac, 5.00%, 5/1/18, Pool #E96372	538
1,348	Freddie Mac, 5.00%, 9/1/18, Pool #E99582	1,386
1,954	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	2,197
9,407	Freddie Mac, Series 2302, Class J, 6.50%, 4/15/31	10,801
43,238	Freddie Mac, 7.50%, 12/15/22	47,869
97,258	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	97,770
83,994	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	80,223
1,796	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	2,021
44,444	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	50,809
2,209	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	2,262
11,470	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	12,718
		7,407,432
Total Mortgage Backed Securities		10,148,311

Corporate Bonds (2.0%)
Capital Markets (0.0%)
$350,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (d)	$35
Diversified Financial Services (0.5%)
325,000	BP Capital Markets PLC, 2.75%, 5/10/23	331,391
Internet Software & Services (0.5%)
300,000	eBay, Inc., 1.24%, 8/1/19 (b)	298,979
IT Services (0.8%)
500,000	International Business Machine Corp., 1.63%, 5/15/20	503,930
Thrifts & Mortgage Finance (0.2%)
192,114	Preferred Term Securities XX, Class B2, 1.10%, 3/22/38, Callable 10/10/16 @ 100 *(b)(c)	94,136
121,963	Preferred Term Securities XXIII, 0.08%, 12/22/36 (e)(f)	5,488
		99,624
Total Corporate Bonds		1,233,959

Taxable Municipal Bonds (0.9%)
Illinois (0.8%)
150,000	Northern Illinois Municipal Power Agency Power Project Revenue, Build America Bonds, 6.29%, 1/1/21, Continuously Callable @ 100	162,863
300,000	Rosemont Illinois State, GO, Series A, 2.76%, 12/1/19, Insured by: MAC	308,151
		471,014

See notes to financial statements.

CAVANAL HILL FUNDS

Active Core Fund

Schedule of Portfolio Investments, Concluded

August 31, 2016

Shares or Principal Amount	Security Description	Value

Taxable Municipal Bonds†, continued:
Missouri (0.2%)
$100,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Continuously Callable @ 100	$102,980
Total Taxable Municipal Bonds		573,994

Commercial Paper (0.4%)
Banks (0.4%)
275,000	Natixis, 1.04%, 1/9/17 (e)	273,946
Total Commercial Paper		273,946

Convertible Preferred Stocks (0.1%)
Commercial Services & Supplies (0.1%)
1,145	Stericycle, Inc., 5.25%, 9/15/18	79,681
Total Convertible Preferred Stocks		79,681

U.S. Government Agency Securities (3.3%)
Fannie Mae
250,000	1.00%, 7/28/21, Callable 10/28/16 @ 100 *(b)	249,575
500,000	5.00%, 2/13/17	510,116
		759,691
Fannie Mae Strips
300,000	6.58%, 11/15/16 (e)	299,659
Freddie Mac
260,000	Series 0002, 1.00%, 6/28/19, Callable 9/28/16 @ 100 *(b)	260,002
260,000	1.00%, 8/25/21, Callable 11/25/16 @ 100 *(b)	259,692
250,000	1.25%, 6/9/21, Callable 12/9/16 @ 100 *(b)	249,950
250,000	1.25%, 5/25/21, Callable 11/25/16 @ 100 *(b)(g)	250,010
		1,019,654
Total U.S. Government Agency Securities		2,079,004

Shares or Principal Amount	Security Description	Value

U.S. Treasury Obligations (16.9%)
U.S. Treasury Bonds
$2,643,000	3.00%, 11/15/44	$3,076,617
U.S. Treasury Inflation Indexed Notes
1,020,000	0.38%, 7/15/25	1,060,806
U.S. Treasury Notes
2,084,000	0.75%, 4/30/18	2,082,860
1,215,000	1.25%, 3/31/21	1,219,034
1,035,000	1.50%, 3/31/23	1,040,660
1,013,000	1.63%, 12/31/19	1,033,893
1,055,000	1.63%, 5/15/26	1,058,997
		6,435,444
Total U.S. Treasury Obligations		10,572,867

Investment Companies (5.1%)
17,930	iShares MSCI EAFE Index Fund	1,046,216
57,769	iShares MSCI Emerging Markets Index Fund	2,110,301
Total Investment Companies		3,156,517

Investment in Affiliates (2.5%)
923,090	Cavanal Hill Government Securities Money Market Fund, Institutional Class, 0.01%(h)	923,090
73,409	Cavanal Hill World Energy Fund, Institutional Class	635,042
Total Investment in Affiliates		1,558,132

Total Investments (Cost $53,836,033)(i) - 99.8%		62,319,735
Other assets in excess of liabilities — 0.2%		135,506
Net Assets - 100.0%		$62,455,241

(a)	Non-income producing security.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Issuer has defaulted on the payment of interest.
(e)	Rate represents the effective yield at purchase.
(f)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2016, illiquid securities were 0.0% of the Fund’s net assets.
(g)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2016.
(h)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.
(i)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

ADR	American Depositary Receipt
GO	General Obligation
MAC	Municipal Assurance Corp.
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS

U.S. Large Cap Equity Fund

Schedule of Portfolio Investments

August 31, 2016

Shares	Security Description	Value

Common Stocks (98.8%)
Aerospace & Defense (2.1%)
496	Lockheed Martin Corp.	$120,513
593	Northrop Grumman Corp.	125,758
		246,271
Air Freight & Logistics (1.8%)
1,332	FedEx Corp.	219,687
Banks (5.2%)
3,703	JPMorgan Chase & Co.	249,952
1,871	The PNC Financial Services Group, Inc.	168,577
4,379	U.S. Bancorp	193,333
		611,862
Biotechnology (3.0%)
460	Biogen, Inc.(a)	140,590
2,356	BioMarin Pharmaceutical, Inc.(a)	221,205
		361,795
Capital Markets (3.7%)
640	BlackRock, Inc.	238,598
1,175	The Goldman Sachs Group, Inc.	199,116
		437,714
Chemicals (3.7%)
1,532	Ecolab, Inc.	188,513
4,656	The Dow Chemical Co.	249,747
		438,260
Commercial Services & Supplies (1.0%)
2,642	Tyco International PLC	115,403
Communications Equipment (2.2%)
8,224	Cisco Systems, Inc.	258,563
Diversified Financial Services (1.5%)
1,145	Berkshire Hathaway, Inc., Class B(a)	172,311
Electronic Equipment, Instruments & Components (1.7%)
8,804	Corning, Inc.	199,763
Energy Equipment & Services (2.2%)
3,181	Halliburton Co.	136,815
1,576	Schlumberger, Ltd.	124,504
		261,319
Equity Real Estate Investment Trusts (2.1%)
629	AvalonBay Communities, Inc.	110,081
1,505	Crown Castle International Corp.	142,629
		252,710
Food & Staples Retailing (4.2%)
1,196	Costco Wholesale Corp.	193,860
1,870	CVS Health Corp.	174,658
1,848	Wal-Mart Stores, Inc.	132,021
		500,539
Food Products (3.5%)
3,713	ConAgra Foods, Inc.	173,062
3,675	Mondelez International, Inc., Class A	165,449
2,249	The Hain Celestial Group, Inc.(a)	82,651
		421,162
Health Care Equipment & Supplies (5.9%)
5,919	Abbott Laboratories	248,716
3,584	Danaher Corp.	291,774
1,194	Zimmer Biomet Holdings, Inc.	154,754
		695,244
Health Care Providers & Services (1.7%)
1,508	Laboratory Corp. of America Holdings(a)	206,490
Hotels, Restaurants & Leisure (2.4%)
2,407	Starbucks Corp.	135,346
1,646	Yum! Brands, Inc.	149,308
		284,654
Household Durables (2.7%)
2,207	Garmin, Ltd.	108,320
4,017	Newell Brands, Inc.	213,222
		321,542

Shares	Security Description	Value

Common Stocks, continued:
Industrial Conglomerates (1.4%)
1,441	Honeywell International, Inc.	$168,179
Internet & Direct Marketing Retail (1.7%)
1,812	Expedia, Inc.	197,725
Internet Software & Services (4.8%)
167	Alphabet, Inc., Class A(a)	131,905
309	Alphabet, Inc., Class C(a)	237,018
1,617	Facebook, Inc., Class A(a)	203,936
		572,859
IT Services (0.1%)
353	Leidos Holdings, Inc.	14,308
Life Sciences Tools & Services (3.5%)
1,946	PerkinElmer, Inc.	103,625
1,980	Quintiles Transnational Holdings, Inc.(a)	153,054
1,006	Thermo Fisher Scientific, Inc.	153,103
		409,782
Machinery (3.8%)
1,792	Fortive Corp.	94,385
2,477	Ingersoll-Rand PLC	168,411
3,023	Pentair PLC	193,623
		456,419
Media (4.1%)
3,897	Comcast Corp., Class A	254,318
2,436	The Walt Disney Co.	230,105
		484,423
Oil, Gas & Consumable Fuels (4.6%)
1,628	Anadarko Petroleum Corp.	87,049
2,907	Continental Resources, Inc.(a)	139,419
1,157	EOG Resources, Inc.	102,383
616	Pioneer Natural Resources Co.	110,295
4,005	The Williams Cos., Inc.	111,900
		551,046
Pharmaceuticals (1.1%)
1,099	Johnson & Johnson	131,155
Road & Rail (1.1%)
1,398	Union Pacific Corp.	133,551
Semiconductors & Semiconductor Equipment (6.1%)
2,253	NXP Semiconductors NV(a)	198,309
3,964	QUALCOMM, Inc.	250,009
4,055	Texas Instruments, Inc.	281,985
		730,303
Software (5.2%)
4,612	Activision Blizzard, Inc.	190,798
4,959	Microsoft Corp.	284,945
1,719	Salesforce.com, Inc.(a)	136,523
		612,266
Specialty Retail (2.8%)
2,862	Lowe’s Cos., Inc.	219,115
1,425	The TJX Cos., Inc.	110,352
		329,467
Technology Hardware, Storage & Peripherals (4.4%)
2,892	Apple, Inc.	306,841
7,571	EMC Corp.	219,483
		526,324
Textiles, Apparel & Luxury Goods (2.0%)
3,056	Coach, Inc.	116,678
3,120	Under Armour, Inc., Class A(a)	123,646
		240,324
Wireless Telecommunication Services (1.5%)
3,769	T-Mobile US, Inc.(a)	174,655
Total Common Stocks		11,738,075

See notes to financial statements.

CAVANAL HILL FUNDS

U.S. Large Cap Equity Fund

Schedule of Portfolio Investments, Concluded

August 31, 2016

Shares	Security Description	Value

Investment in Affiliates (1.2%)
147,623	Cavanal Hill Government Securities Money Market Fund, Institutional Class, 0.01%(b)	$147,623
Total Investment in Affiliates		147,623

Total Investments (Cost $8,558,613)(c) - 100.0%		$11,885,698
Other assets in excess of liabilities — 0.0%		5,285
Net Assets - 100.0%		$11,890,983

(a)	Non-income producing security.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.

(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

See notes to financial statements.

CAVANAL HILL FUNDS
Opportunistic Fund

Schedule of Portfolio Investments
August 31, 2016

Shares or Principal Amount	Security Description	Value
Common Stocks (75.1%)
Aerospace & Defense (2.4%)
1,955	Lockheed Martin Corp.	$475,006
2,110	Northrop Grumman Corp.	447,468
		922,474
Banks (3.9%)
82,690	FNB Corp.	1,032,798
37,443	Southern National Bancorp of Virginia, Inc.	465,042
		1,497,840
Biotechnology (1.7%)
6,990	BioMarin Pharmaceutical, Inc.(a)	656,291
Building Products (2.2%)
13,784	Johnson Controls, Inc.	604,842
19,920	PGT, Inc.(a)	237,247
		842,089
Chemicals (3.3%)
14,260	Syngenta AG ADR	1,244,185
Construction & Engineering (1.0%)
20,590	Primoris Services Corp.	395,740
Construction Materials (2.1%)
14,758	US Concrete, Inc.(a)	782,469
Diversified Financial Services (1.6%)
4,177	Berkshire Hathaway, Inc., Class B(a)	628,597
Electronic Equipment, Instruments & Components (4.8%)
12,220	FLIR Systems, Inc.	376,743
42,122	Ingram Micro, Inc.	1,472,585
		1,849,328
Energy Equipment & Services (1.4%)
32,205	Unit Corp.(a)	550,383
Food & Staples Retailing (2.5%)
3,920	CVS Health Corp.	366,128
24,330	US Foods Holding Corp.(a)	590,003
		956,131
Food Products (2.0%)
5,300	Mead Johnson Nutrition Co.	450,871
7,962	The Hain Celestial Group, Inc.(a)	292,604
		743,475
Gas Utilities (1.9%)
97,286	Gas Natural, Inc.	716,025
Health Care Equipment & Supplies (1.5%)
7,190	St. Jude Medical, Inc.	560,245
Health Care Providers & Services (2.2%)
6,094	Laboratory Corp. of America Holdings(a)	834,451
Household Durables (1.3%)
15,400	Toll Brothers, Inc.(a)	478,786
Insurance (2.2%)
35,725	Fidelity & Guaranty Life	850,255
Internet Software & Services (5.5%)
1,307	Alphabet, Inc., Class C(a)^	1,002,535
24,000	Cvent, Inc.(a)	784,320
1,570	Linkedin Corp.(a)	302,618
		2,089,473
IT Services (0.2%)
1,405	Leidos Holdings, Inc.	56,897
Leisure Products (1.1%)
36,850	Callaway Golf Co.	420,827
Machinery (2.4%)
3,970	John Bean Technologies Corp.	272,660
3,560	Pentair PLC	228,018
17,085	Terex Corp.	414,823
		915,501

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Media (1.9%)
7,671	The Walt Disney Co.	$724,603
Oil, Gas & Consumable Fuels (1.3%)
41,335	Laredo Petroleum, Inc.(a)	507,594
Pharmaceuticals (2.9%)
12,919	Bristol-Myers Squibb Co.	741,421
48,145	MediWound, Ltd.(a)	359,162
		1,100,583
Professional Services (1.9%)
18,749	On Assignment, Inc.(a)	707,025
Semiconductors & Semiconductor Equipment (3.6%)
5,272	NXP Semiconductors NV(a)	464,041
14,160	QUALCOMM, Inc.	893,071
		1,357,112
Software (2.6%)
7,750	Cyberark Software, Ltd.(a)	409,200
9,230	Paycom Software, Inc.(a)	473,868
1,366	Proofpoint, Inc.(a)	105,114
		988,182
Specialty Retail (2.5%)
11,795	Cabela’s, Inc., Class A(a)	577,837
5,015	Lowe’s Cos., Inc.	383,948
		961,785
Technology Hardware, Storage & Peripherals (10.3%)
78,750	EMC Corp.	2,282,962
35,130	HP, Inc.	504,818
298,603	Hutchinson Technology, Inc.(a)	447,905
20,800	Lexmark International, Inc., Class Class A	744,848
		3,980,533
Trading Companies & Distributors (0.9%)
22,225	H&E Equipment Services, Inc.	354,044
Total Common Stocks		28,672,923

Mortgage Backed Securities† (2.9%)
Commercial Mortgage Backed Securities (2.9%)
$815,367	Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, 5.47%, 1/12/45(b)	824,745
272,969	Credit Suisse Mortgage Trust, Series 2007-C4, Class A4, 5.94%, 9/15/39(b)	279,718
		1,104,463
Total Mortgage Backed Securities		1,104,463

Corporate Bonds (5.2%)
Beverages (1.2%)
433,000	Constellation Brands, Inc., 4.25%, 5/1/23	461,957
Household Durables (4.0%)
1,519,000	Century Communities, Inc., 6.88%, 5/15/22, Callable 5/15/17 @ 105 *	1,537,987
Total Corporate Bonds		1,999,944

Convertible Bond (1.3%)
Health Care Equipment & Supplies (1.3%)
464,000	Insulet Corp., 2.00%, 6/15/19, Callable 6/20/18 @ 100 *	510,690
Total Convertible Bond		510,690

See notes to financial statements.

CAVANAL HILL FUNDS
Opportunistic Fund

Schedule of Portfolio Investments, Concluded
August 31, 2016

Shares or Principal Amount	Security Description	Value
Convertible Preferred Stocks (3.6%)
Commercial Services & Supplies (1.7%)
9,400	Stericycle, Inc., 5.25%, 9/15/18	$654,146
Health Care Providers & Services (1.9%)
16,950	Anthem, Inc., 5.25%, 5/1/18	730,884
Total Convertible Preferred Stocks		1,385,030

Investment Companies (4.6%)
15,370	iPath S&P 500 Vix Short-Term	557,009
68,665	iShares Silver Trust	1,216,744
Total Investment Companies		1,773,753

Shares or Principal Amount	Security Description	Value
Investment in Affiliates (7.1%)
2,724,613	Cavanal Hill Government Securities Money Market Fund, Institutional Class, 0.01%(c)	$2,724,613
Total Investment in Affiliates		2,724,613

Total Investments (Cost $37,486,077)(d) - 99.8%		38,171,416
Total Securities Sold Short (Proceeds $(204,493))+ - (0.6)%		(229,993)
Other assets in excess of liabilities — 0.8%		282,464
Net Assets - 100.0%		$38,223,887

(a)	Non-income producing security.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.
(c)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.
(d)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.
^	All or portion of the shares have been committed as collateral for open short positions.

ADR	American Depositary Receipt

+Securities Sold Short (0.6)%:

Security Description	Proceeds Received	Fair Value	Unrealized Appreciation (Depreciation)

Adobe Systems, Inc.(a)	$204,493	$229,993	$(25,500)
	$204,493	$229,993	$(25,500)

See notes to financial statements.

CAVANAL HILL FUNDS
World Energy Fund

Schedule of Portfolio Investments

August 31, 2016

Shares	Security Description	Value

Common Stocks (90.7%)
Construction & Engineering (0.8%)
8,002	Fluor Corp.	$415,304
Electric Utilities (0.9%)
3,587	CPFL Energia SA ADR	51,509
862	Duke Energy Corp.	68,668
8,131	Enersis Americas SA ADR	67,731
3,032	Korea Electric Power Corp. ADR	78,408
360	MGE Energy, Inc.	19,778
283	NextEra Energy, Inc.	34,226
676	Otter Tail Corp.	23,146
1,588	Pampa Energia SA ADR(a)	39,795
621	PG&E Corp.	38,465
574	The Southern Co.	29,463
		451,189
Electrical Equipment (3.0%)
40,000	TPI Composites, Inc.(a)	795,600
29,076	Vestas Wind Systems A/S ADR	803,079
		1,598,679
Electronic Equipment, Instruments & Components (0.2%)
25,312	ClearSign Combustion Corp.(a)	127,572
Energy Equipment & Services (15.1%)
66	Baker Hughes, Inc.	3,243
4,809	Core Laboratories NV	537,550
1,206	Diamond Offshore Drilling, Inc.	22,275
16,742	Halliburton Co.	720,073
73,100	Helix Energy Solutions Group, Inc.(a)	548,250
941	Helmerich & Payne, Inc.	56,893
108,000	Nabors Industries Ltd.	1,073,520
39,756	Patterson-UTI Energy, Inc.	774,844
6,612	Schlumberger, Ltd.	522,348
59,321	Technip SA ADR	874,985
60,244	Tenaris SA ADR	1,653,095
70,000	Unit Corp.(a)	1,196,300
		7,983,376
Gas Utilities (0.8%)
907	Atmos Energy Corp.	66,846
224	Chesapeake Utilities Corp.	14,258
489	New Jersey Resources Corp.	16,450
936	Northwest Natural Gas Co.	55,907
962	ONE Gas, Inc.	58,903
29	Piedmont Natural Gas Co., Inc.	1,743
937	Southwest Gas Corp.	65,421
1,431	Spire, Inc.	92,587
61	UGI Corp.	2,774
585	WGL Holdings, Inc.	36,761
		411,650
Independent Power & Renewable Electricity Producers (0.6%)
11,105	AES Corp.	134,037
5,946	Calpine Corp.(a)	74,206
613	Huaneng Power International, Inc. ADR	14,853
5,298	NRG Energy, Inc.	64,159
		287,255
Industrial Conglomerates (1.5%)
6,541	Siemens AG ADR	782,140
Metals & Mining (1.4%)
53,590	Hi-Crush Partners LP(a)	737,398
Multi-Utilities (1.4%)
1,782	Avista Corp.	72,385
661	Consolidated Edison, Inc.	49,740
1,199	Dominion Resources, Inc.	88,918
797	MDU Resources Group, Inc.	18,785
3,977	National Grid PLC ADR	276,362
1,701	Sempra Energy	177,976

Shares	Security Description	Value

Common Stocks, continued:
Multi-Utilities, continued:
680	WEC Energy Group, Inc.	$40,718
		724,884
Oil, Gas & Consumable Fuels (63.6%)
15,000	Anadarko Petroleum Corp.	802,050
13,846	Antero Resources Corp.(a)	353,904
4,662	Chevron Corp.	468,904
6,923	Cimarex Energy Co.	915,082
4,600	Concho Resources, Inc.(a)	594,320
24,922	Continental Resources, Inc.(a)	1,195,259
15,886	Delek Logistics Partners LP	414,466
22,538	Devon Energy Corp.	976,572
9,174	Diamondback Energy, Inc.(a)	873,824
46,828	Enbridge, Inc.	1,849,238
125,000	Encana Corp.	1,192,500
30,338	Eni SpA ADR	914,084
31,282	EnLink Midstream LLC	520,845
18,079	Enterprise Products Partners LP	477,286
9,271	EOG Resources, Inc.	820,391
8,500	EQT Corp.	607,750
39,222	Exxon Mobil Corp.	3,417,804
24,000	Imperial Oil Ltd.	731,040
73,382	Laredo Petroleum, Inc.(a)	901,131
6,650	Magellan Midstream Partners LP	467,695
53,013	Marathon Oil Corp.	796,255
2,679	Marathon Petroleum Corp.	113,884
34,327	Occidental Petroleum Corp.	2,638,030
7,961	PDC Energy, Inc.(a)	528,610
11,624	Phillips 66	911,903
5,200	Pioneer Natural Resources Co.	931,060
13,230	RSP Permian, Inc.(a)	516,632
29,081	Sasol Ltd. ADR	734,586
16,811	Spectra Energy Corp.	598,808
16,957	Sunoco Logistics Partners LP	501,927
2,615	The Williams Cos., Inc.	73,063
46,289	TOTAL SA ADR	2,210,300
76,305	TransCanada Corp.	3,468,062
2,442	Valero Energy Corp.	135,165
20,312	Woodside Petroleum Ltd. ADR	430,716
43,461	WPX Energy, Inc.(a)	521,532
		33,604,678
Trading Companies & Distributors (1.1%)
40,168	MRC Global, Inc.(a)	589,265
Water Utilities (0.3%)
1,617	American Water Works Co., Inc.	119,642
1,076	Aqua America, Inc.	32,721
287	California Water Service Group	8,751
		161,114
Total Common Stocks		47,874,504

Corporate Bonds (6.4%)
Energy Equipment & Services (2.8%)
$210,000	Diamond Offshore Drilling, Inc., 4.88%, 11/1/43, Callable 5/1/43 @ 100 *	154,571
250,000	Ensco PLC, 4.70%, 3/15/21	215,750
595,000	National Oilwell Varco, Inc., 2.60%, 12/1/22, Callable 9/1/22 @ 100 *	560,246
50,000	Schlumberger Investments SA, 3.65%, 12/1/23, Callable 9/1/23 @ 100 *	54,463
700,000	Weatherford International PLC, 5.95%, 4/15/42, Callable 10/17/41 @ 100 *	491,750
		1,476,780

See notes to financial statements.

CAVANAL HILL FUNDS
World Energy Fund

Schedule of Portfolio Investments, Concluded

August 31, 2016

Shares or Principal Amount	Security Description	Value

Corporate Bonds, continued:
Oil, Gas & Consumable Fuels (3.6%)
$51,000	Anadarko Petroleum Corp., 6.38%, 9/15/17	$53,350
500,000	Concho Resources, Inc., 5.50%, 4/1/23, Callable 10/1/17 @ 103 *	516,249
500,000	Continental Resources, Inc., 5.00%, 9/15/22, Callable 3/15/17 @ 103 *	483,750
360,000	Laredo Petroleum, Inc., 7.38%, 5/1/22, Callable 5/1/17 @ 104 *	363,600
500,000	Range Resources Corp., 4.88%, 5/15/25	482,500
		1,899,449
Total Corporate Bonds		3,376,229

Shares or Principal Amount	Security Description	Value

Investment in Affiliates (2.7%)
1,397,303	Cavanal Hill Government Securities Money Market Fund, Institutional Class, 0.01%(b)	$1,397,303
Total Investment in Affiliates		1,397,303

Total Investments (Cost $47,971,503)(c) - 99.8%		52,648,036
Other assets in excess of liabilities — 0.2%		111,993
Net Assets - 100.0%		$52,760,029

The Advisor has determined that 51.0% of the Fund’s net assets comprise securities the issuers of which derive more than 50% of their assets, revenue or income from countries other than the United States.

(a)	Non-income producing security.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2016.

(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

ADR	American Depositary Receipt

See notes to financial statements.

CAVANAL HILL FUNDS

Notes to Financial Statements

August 31, 2016

1.	Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Trust meets the definition as an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. As of August 31, 2016, the Trust offered shares of U.S. Treasury Fund, Government Securities Money Market Fund (formerly Cash Management Fund), Tax-Free Money Market Fund (each referred to as a “Money Market Fund” and collectively, the “Money Market Funds”), Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Active Core Fund (formerly Balanced Fund), U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund (each referred to as a “Fund” and collectively, “the Funds”). Each Fund is registered as a diversified portfolio of the Trust with the exception of the World Energy Fund which is non-diversified. The Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Active Core Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund are each authorized to issue an unlimited number of shares in three classes of shares: No-Load Investor Shares (the “Investor Shares”), Institutional Shares and A Shares. The Active Core Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund are also authorized to issue an unlimited number of C Shares. The Money Market Funds are authorized to issue an unlimited number of shares in the following classes: Administrative Shares, Select Shares and Premier Shares. In addition, the U.S. Treasury Fund is authorized to issue an unlimited number of Service Shares, the Tax-Free Money Market Fund is authorized to issue an unlimited number of Reserve Shares, and both the U.S. Treasury Fund and the Government Securities Money Market Fund are authorized to issue an unlimited number of Institutional Shares. As of August 31, 2016, the Select Shares of U.S. Treasury Fund and Government Securities Money Market Fund and the Premier Shares of U.S. Treasury Fund were not offered for sale. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (Rule 12b-1 of the 1940 Act) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

On August 5, 2016, the Board approved a plan to liquidate and terminate the Tax-Free Money Market Fund, effective October 24, 2016, upon the recommendation of the Fund’s investment adviser.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets

•	Level 2 – other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available or where prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. Examples of the types of securities that may be fair valued include securities halted or suspended from trading, thinly traded or illiquid securities, high-yield securities and fixed-income securities held in amounts less than their normal unit of trading.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2016

The following is a summary categorization, as of August 31, 2016, of each Fund’s investments in the fair value hierarchy:

Fund	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total

U.S. Treasury Fund
U.S. Treasury Obligations	$—	$855,566,025	$—	$855,566,025
Repurchase Agreements	—	718,821,268	—	718,821,268
Total Investments	—	1,574,387,293	—	1,574,387,293

Government Securities Money Market Fund
U.S. Government Agency Securities	—	826,834,156	—	826,834,156
U.S. Treasury Obligations	—	264,969,499	—	264,969,499
Repurchase Agreements	—	626,409,029	—	626,409,029
Total Investments	—	1,718,212,684	—	1,718,212,684

Tax-Free Money Market Fund
Municipal Bonds[1]	—	220,620,000	—	220,620,000
Investment Companies	13,835,362	—	—	13,835,362
Total Investments	13,835,362	220,620,000	—	234,455,362

Intermediate Tax-Free Bond Fund
Municipal Bonds[1]	—	37,861,354	—	37,861,354
Affiliated Investment Companies	3,822,422	—	—	3,822,422
Total Investments	3,822,422	37,861,354	—	41,683,776

Short-Term Income Fund
Asset Backed Securities	—	6,059,532	—	6,059,532
Mortgage Backed Securities[2]	—	57,468,932	—	57,468,932
Corporate Bonds[3]	—	4,946,722	—	4,946,722
Commercial Paper[3]	—	1,344,827	—	1,344,827
U.S. Government Agency Securities	—	9,713,678	—	9,713,678
U.S. Treasury Obligations	—	46,610,313	—	46,610,313
Affiliated Investment Companies	1,194,282	—	—	1,194,282
Total Investments	1,194,282	126,144,004	—	127,338,286

Intermediate Bond Fund
Asset Backed Securities	—	1,999,224	—	1,999,224
Mortgage Backed Securities[2]	—	27,667,519	—	27,667,519
Corporate Bonds[3]	—	3,180,635	—	3,180,635
Taxable Municipal Bonds[1]	—	683,502	—	683,502
U.S. Government Agency Securities	—	2,849,099	—	2,849,099
U.S. Treasury Obligations	—	30,244,961	—	30,244,961
Affiliated Investment Companies	1,565,796	—	—	1,565,796
Total Investments	1,565,796	66,624,940	—	68,190,736

Bond Fund
Asset Backed Securities	—	2,391,211	—	2,391,211
Mortgage Backed Securities[2]	—	71,268,354	—	71,268,354
Corporate Bonds[3]	—	3,092,646	—	3,092,646
Taxable Municipal Bonds[1]	—	169,848	—	169,848
Commercial Paper[3]	—	1,643,678	—	1,643,678
U.S. Government Agency Securities	—	14,965,202	—	14,965,202
U.S. Treasury Obligations	—	67,281,977	—	67,281,977
Affiliated Investment Companies	7,816,211	—	—	7,816,211
Total Investments	7,816,211	160,812,916	—	168,629,127

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2016

Fund	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total

Active Core Fund
Common Stocks[3]	$31,934,439	$—	$—	$31,934,439
Asset Backed Securities	—	708,885	—	708,885
Mortgage Backed Securities[2]	—	10,148,311	—	10,148,311
Corporate Bonds[3]	—	1,233,959	—	1,233,959
Taxable Municipal Bonds[1]	—	573,994	—	573,994
Commercial Paper[3]	—	273,946	—	273,946
Preferred Stock	79,681	—	—	79,681
U.S. Government Agency Securities	—	2,079,004	—	2,079,004
U.S. Treasury Obligations	—	10,572,867	—	10,572,867
Investment Companies	3,156,517	—	—	3,156,517
Affiliated Investment Companies	1,558,132	—	—	1,558,132
Total Investments	36,728,769	25,590,966	—	62,319,735

U.S. Large Cap Equity Fund
Common Stocks[3]	11,738,075	—	—	11,738,075
Affiliated Investment Companies	147,623	—	—	147,623
Total Investments	11,885,698	—	—	11,885,698

Opportunistic Fund
Common Stocks[3]	28,672,923	—	—	28,672,923
Mortgage Backed Securities[2]	—	1,104,463	—	1,104,463
Corporate Bonds[3]	—	1,999,944	—	1,999,944
Convertible Bond	—	510,690	—	510,690
Convertible Preferred Stock	654,146	730,884	—	1,385,030
Investment Companies	1,773,753	—	—	1,773,753
Affiliated Investment Companies	2,724,613	—	—	2,724,613
Total Investments	33,825,435	4,345,981	—	38,171,416
Securities Sold Short - Common Stocks[3]	(229,993)	—	—	(229,993)

World Energy Fund
Common Stocks[3]	47,874,504	—	—	47,874,504
Corporate Bonds[3]	—	3,376,229	—	3,376,229
Affiliated Investment Companies	1,397,303	—	—	1,397,303
Total Investments	49,271,807	3,376,229	—	52,648,036

1	Please see the Schedule of Portfolio Investments for State classification.

2	Please see the Schedule of Portfolio investments for Mortgage Backed Securities classification.

3	Please see the Schedule of Portfolio Investments for Industry classification.

The Funds determine transfers between fair value hierarchy levels based on valuations at the reporting period end. As of the years ended August 31, 2015 and 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of August 31, 2016, based on levels assigned to securities on August 31, 2015.

Securities Valuation:

The Money Market Funds, which operate as either government or retail funds, are eligible and have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization or accretion to maturity of any premium or discount, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the investment. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates. Such securities are typically categorized as Level 1 in the fair value hierarchy.

The following is an overview of how securities are valued in the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Active Core Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund (the “Variable Net Asset Value Funds”).

Equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price). If there have been no sales for the day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Equity securities are typically categorized as Level 1 in the fair value hierarchy.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2016

Fixed-income securities are valued using matrix pricing as determined by an independent pricing service approved by the Board. Fixed-income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed-income securities, asset-backed and mortgage-backed securities are valued using principal payment and collateral performance information, and are typically categorized as Level 2 in the fair value hierarchy.

Open-end mutual fund investments are valued at the most recently calculated net asset value, and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost, and are typically categorized as Level 2 in the fair value hierarchy.

Exchange-traded options and exchange-traded notes are valued at the closing price from the exchange, and are typically categorized as Level 1 in the fair value hierarchy.

Securities Sold Short:

The Funds may enter into short sales. Short sales are transactions in which a fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends declared on open short positions are recorded on ex-date as dividend expense. To borrow the security, the Fund also may be required to pay a fee, which is shown as interest expense. The Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, is recognized upon the close of a short sale. None of the Funds shall sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or has segregated with the Custodian an amount of cash or liquid assets to cover the short position). However, this policy does not prevent the Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The Opportunistic Fund engaged in short sales during the period ending August 31, 2016.

Purchased Call Options:

Each of the Funds, except U.S. Treasury Fund and Government Securities Money Market Fund, may purchase options to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for the portfolio, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. An option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the latest available bid price. The Funds may also purchase index options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing value of the securities index upon which the option is based is greater than the exercise price of the option.

Purchasing options is a specialized investment technique that entails the possibility of a complete loss of the amounts paid as premiums to writers of options. Each of the Funds can purchase options and index options provided that its total investment in such options immediately after such purchase does not exceed 5% of its total assets.

The funds did not hold purchased options during the period ending August 31, 2016.

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2016

Restricted Securities:

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of August 31, 2016 are identified below:

	Acquisition	Acquisition	Principal	Fair
Security	Date	Cost	Amount	Value
Short-Term Income Fund:
Preferred Term Securities XXIII, 0.00%, 12/22/36	05/03/10	$1,115,551	$406,542	$18,294

Intermediate Bond Fund:
Preferred Term Securities XI, Class B-1, 2.26%, 9/24/33, Callable 10/10/16 @ 100	09/12/03	1,030,335	500,000	252,500
Preferred Term Securities XXIII, 0.00%, 12/22/36	05/03/10	1,115,550	406,542	18,294

Bond Fund:
Preferred Term Securities XI, Class B-1, 2.26%, 9/24/33, Callable 10/10/16 @ 100	09/12/03	1,030,335	500,000	252,500
Preferred Term Securities XXIII, 0.00%, 12/22/36	05/03/10	1,115,551	203,271	9,147

Active Core Fund:
Preferred Term Securities XXIII, 0.00%, 12/22/36	05/03/10	1,115,551	121,963	5,488

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers that Cavanal Hill Investment Management, Inc. deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Distributions to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund and Bond Fund. Distributions from net investment income are declared and paid quarterly for the Active Core Fund, U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature (e.g., reclassification of bond discount and premium, gain/loss on principal payments from mortgage-backed securities, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. To the extent that distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2016

Allocations:

Expenses that directly relate to a specific Fund are charged directly to that Fund. Class-specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Money Market Mutual Fund Regulatory Changes:

In July 2014, the United States Securities and Exchange Commission (“SEC”) issued final rules that will alter and increase regulations to which money market funds, including the Cavanal Hill Money Market Funds, are subject. The new rules have varying implementation dates, ranging from July 2015 to October 2016. The SEC’s new rules are intended to give investors additional protection during rare periods of market stress, when redemptions in some money market funds may increase significantly. Upon implementation, the new rules will require institutional prime (general purpose) and institutional municipal money market funds to price and transact at a “floating” net asset value. During periods of extraordinary market stress, the new rules would permit some money market funds to charge certain liquidity fees payable to the fund upon redemption, as well as provide for redemption gates that could limit or stop withdrawals. Certain government and U.S. Treasury money market mutual funds will not be subject to any of the new structural changes.

In October 2015 the Board of Trustees for the Cavanal Hill Funds approved the operation of each of the Money Market Funds as either government or retail and the continued offering of shares at a stable net asset value. Shareholder approval was obtained for the following changes:

Cavanal Hill Cash Management Fund: The Fund became a government money market fund and changed its name to: Cavanal Hill Government Securities Money Market Fund, effective April 1, 2016.

Cavanal Hill Tax-Free Money Market Fund: As of April 1, 2016, the Fund is a retail money market fund and the name of the Institutional Share Class changed to the Reserve Share Class. The Fund was closed to new institutional investors effective January 1, 2016. On August 5, 2016, the Board approved a plan to liquidate and terminate the Tax-Free Money Market Fund, effective October 24, 2016, upon the recommendation of the Fund’s investment adviser.

Cavanal Hill U.S. Treasury Fund: The Fund is a government money market fund and continues to be focused on U.S. Treasury securities.

Additional information regarding the money market mutual fund regulatory changes may be found at the SEC’s website, www.sec.gov.

3.	Fees and Transactions with Related and Other Parties:

Cavanal Hill Investment Management, Inc. (the “Adviser”), a wholly-owned subsidiary of BOKF, serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Advisory Fee (as a percentage of net assets)	Annual Advisory Fee Waivers*
U.S. Treasury Fund	0.15%	0.10%
Government Securities Money Market Fund	0.15%	0.10%
Tax-Free Money Market Fund	0.15%	0.10%
Intermediate Tax-Free Bond Fund	0.55%	0.35%
Short-Term Income Fund	0.55%	0.40%
Intermediate Bond Fund	0.55%	0.35%
Bond Fund	0.55%	0.35%
Active Core Fund	0.74%	0.39%
U.S. Large Cap Equity Fund	0.69%	0.29%
Opportunistic Fund	0.85%	0.00%
World Energy Fund	0.70%	0.10%**

*	Contractual fee waivers are in place through December 31, 2016 and may be terminated or modified only with the approval of the Funds’ Board.

**	The Adviser contractually agreed to waive or assume certain expenses through December 31, 2016, so that the expenses for each class, excluding class-specific fees, do not exceed 1.15%.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2016

The Adviser serves as the Funds’ administrator. Under the terms of the Administration Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Administration Fee (as a percentage of net assets)*
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Tax-Free Money Market Fund	0.05%
Intermediate Tax-Free Bond Fund	0.08%
Short-Term Income Fund	0.08%
Intermediate Bond Fund	0.08%
Bond Fund	0.08%
Active Core Fund	0.08%
U.S. Large Cap Equity Fund	0.08%
Opportunistic Fund	0.08%
World Energy Fund	0.08%

*	Effective September 1, 2015, the contractual waivers were removed and the fee rates were changed from 0.12% to 0.05% of net assets for the Money Market Funds and from 0.20% to 0.08% of net assets for the Variable NAV Funds.

Under a Sub-Administration Agreement, the Administrator pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. Fees paid to Citi by the Administrator for sub-administration services are paid out of its administration fees and are not an additional charge to the Funds. For the year ending August 31, 2016, Citi was paid $605,581 by the Administrator. Citi serves the Trust as fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Citi receives a fee for its services as fund accountant and CCO.

BOKF serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOKF is also entitled to any out-of-pocket expenses incurred. For the year ending August 31, 2016, BOKF voluntarily waived $32,962 and $14,425 of its fee payable by the U.S. Treasury Fund and Tax-Free Money Market Fund, respectively.

SunGard Investor Services, LLC (“SunGard”) served as transfer agent to the Trust and received a fee for its services as transfer agent. On November 30, 2015, FIS Investor Services LLC announced the closing of its acquisition of SunGard. On March 15, 2016, the name of the transfer agent was changed to FIS Investor Services LLC.

Certain officers of the Trust are affiliated with Citi, the Adviser, the Distributor (see below) and/or BOKF. These persons are paid no fees directly by the Trust for serving as officers of the Trust.

Effective July 25, 2016, BOSC, Inc. changed its name to BOK Financial Securities, Inc. (“BOKFS” or the “Distributor”). BOKFS is an affiliate of the Adviser and BOKF and is the Distributor of the Funds pursuant to a Distribution Agreement between the Trust and BOKFS. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BOKFS a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, Service and A Shares, 0.50% of the Premier Shares, and 1.00% of the C Shares, and may be used by BOKFS to pay banks, including BOKF, broker dealers and other institutions. For the year ending August 31, 2016, BOKFS received $21,152 and BOKF received $2,073,972 from the Distributor. BOKFS has contractually agreed to waive 0.15% of such fee paid by the Service Shares, 0.45% of such fee paid by the Premier Shares and 0.13% of such fee paid by the Administrative Shares of the Government Securities Money Market Fund through December 31, 2016.

The Funds have entered into shareholder servicing agreements with various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, the service organizations received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% for the Administrative, Institutional, Investor, Select, Service, Premier Shares and C Shares and up to 0.10% for the A Shares of the average daily net assets of the Funds’ shares held by the service organizations’ customers. For the year ending August 31, 2016, BOKFS and BOKF received net shareholder servicing fees of $1,543 and $3,242,041, respectively. For shareholder purchases made through BOKFS and BOKF, such affiliates have contractually agreed to waive 0.25%, 0.15%, 0.17% and 0.25% of such fees paid by the Select, Service, Institutional and Premier Shares, respectively, of the Money Market Funds and 0.25%, 0.25%, 0.10% and 0.25% of such fees paid by the Institutional, Investor, A, and C Shares, respectively, of the Variable Net Asset Value Funds through December 31, 2016. The affiliate waivers result in reduction of the Shareholder Servicing Fee paid by all affiliated purchasers of a class.

From time to time, fees may be reduced or reimbursed in order to assist one or more of the Funds in maintaining more competitive expense ratios. Fee reductions by the Funds’ service providers are contractual as disclosed in the Funds’ statutory prospectus. Voluntary fee reductions and waivers may also occur on an ad hoc basis. None of the fee waivers are subject to recoupment in subsequent fiscal periods and voluntary fee reductions and waivers may be terminated at any time.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2016

Affiliated Transactions:

A summary of each Fund’s investment in Tax-Free Money Market Fund, Reserve Class for the year ending August 31, 2016 is noted below:

Fund	Fair Value 8/31/15	Purchases	Sales	Fair Value 8/31/16	Dividend Income	Net Realized Gain Distributions Received
Intermediate Tax-Free Bond Fund	$2,978,427	$12,819,913	$(11,975,918)	$3,822,422	$1,506	$—

A summary of each Fund’s investment in Government Securities Money Market Fund, Institutional Class for the year ending August 31, 2016 is noted below:

Fund	Fair Value 8/31/15	Purchases	Sales	Fair Value 8/31/16	Dividend Income	Net Realized Gain Distributions Received
Short-Term Income Fund	$4,509,173	$98,012,607	$(101,327,498)	$1,194,282	$1,568	$—
Intermediate Bond Fund	1,671,489	32,791,896	(32,897,589)	1,565,796	708	—
Bond Fund	663,073	95,173,207	(88,020,069)	7,816,211	2,084	—
Active Core Fund	1,082,829	18,641,029	(18,800,768)	923,090	673	—
U.S. Large Cap Equity Fund	787,881	8,293,916	(8,934,174)	147,623	92	—
Opportunistic Fund	4,142,121	66,885,929	(68,303,437)	2,724,613	1,053	—
World Energy Fund	2,368,031	30,005,275	(30,976,003)	1,397,303	587	—

A summary of the Active Core Fund’s investment in World Energy Fund, Institutional Class for the year ending August 31, 2016 is noted below:

Fund	Fair Value 8/31/15	Purchases	Sales	Fair Value 8/31/16	Dividend Income	Net Realized Gain Distributions Received
Active Core Fund	$630,789	$—	$—	$635,042	$8,244	$—

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the year ending August 31, 2016 were as follows:

Fund	Purchases	Sales
Intermediate Tax-Free Bond Fund	$3,862,079	$3,085,515
Short-Term Income Fund	8,556,820	26,957,374
Intermediate Bond Fund	3,436,490	6,290,644
Bond Fund	7,425,473	13,710,601
Active Core Fund	18,195,820	21,971,244
U.S. Large Cap Equity Fund	18,266,513	39,692,602
Opportunistic Fund*	106,408,807	97,606,965
World Energy Fund	70,638,090	70,830,510

*	Excludes securities sold short amounts of $4,650,462 and $4,665,593, respectively.

Purchases and sales of long-term U.S. government securities for the year ending August 31, 2016 were as follows:

Fund	Purchases	Sales
Short-Term Income Fund	$94,222,503	$109,868,959
Intermediate Bond Fund	87,229,335	79,094,982
Bond Fund	196,786,608	140,274,107
Active Core Fund	23,730,430	25,337,548

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2016

5.	Credit Risk and Other Risk Considerations:

The Tax-Free Money Market Fund and Intermediate Tax-Free Bond Fund invest primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry, sector or locale.

The Short-Term Income Fund, Intermediate Bond Fund, Bond Fund and Active Core Fund are each invested in mortgage-related, fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and credit risk of mortgagors and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed-income securities generally declines.

The World Energy Fund’s concentration in securities in energy-related industries may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. Energy-related securities can be significantly affected by events relating to political developments, energy conservation, commodity prices, and tax and government regulations.

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last three tax year ends and any interim tax period since then, as applicable). Management has determined that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

The Funds may be subject to foreign taxes on dividends and realized capital gains. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

At August 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) for the investments held, excluding securities sold short, were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation/ (Depreciation)
Intermediate Tax-Free Bond	$39,608,999	$2,074,777	$—	$2,074,777
Short-Term Income Fund	129,314,206	527,655	(2,503,575)	(1,975,920)
Intermediate Bond Fund	70,342,822	646,932	(2,799,018)	(2,152,086)
Bond Fund	167,483,362	3,334,888	(2,189,123)	1,145,765
Active Core Fund	53,852,559	9,749,077	(1,281,901)	8,467,176
U.S. Large Cap Equity Fund	8,594,951	3,371,756	(81,009)	3,290,747
Opportunistic Fund	37,511,193	2,218,239	(1,558,016)	660,223
World Energy Fund	48,378,886	5,485,189	(1,216,039)	4,269,150

The tax characteristics of distributions paid to shareholders during the fiscal years ending August 31, 2016 and 2015 were as follows:

	Distributions Paid From:
2016	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$141,527	$—	$141,527	$—	$141,527
Government Securities Money Market Fund	388,661	—	388,661	—	388,661
Tax-Free Money Market Fund	41	59	100	124,724	124,824
Intermediate Tax-Free Bond Fund	—	—	—	1,020,033	1,020,033
Short-Term Income Fund	1,938,188	—	1,938,188	—	1,938,188
Intermediate Bond Fund	1,041,363	—	1,041,363	—	1,041,363
Bond Fund	3,096,661	—	3,096,661	—	3,096,661
Active Core Fund	1,069,553	2,834,927	3,904,480	—	3,904,480
U.S. Large Cap Equity Fund	107,021	1,140,555	1,247,576	—	1,247,576
Opportunistic Fund	756,603	375,968	1,132,571	—	1,132,571
World Energy Fund	536,364	—	536,364	—	536,364

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued

August 31, 2016

	Distributions Paid From:
2015	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$16,788	$—	$16,788	$—	$16,788
Government Securities Money Market Fund	127,834	—	127,834	—	127,834
Tax-Free Money Market Fund	3	712	715	1,758	2,473
Intermediate Tax-Free Bond Fund	—	—	—	1,005,986	1,005,986
Short-Term Income Fund	1,885,877	—	1,885,877	—	1,885,877
Intermediate Bond Fund	709,528	—	709,528	—	709,528
Bond Fund	1,714,109	—	1,714,109	—	1,714,109
Active Core Fund	1,786,395	3,072,102	4,858,497	—	4,858,497
U.S. Large Cap Equity Fund	988,706	3,009,272	3,997,978	—	3,997,978
Opportunistic Fund	248,720	277,443	526,163	—	526,163
World Energy Fund	607,685	—	607,685	—	607,685

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of August 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income/Tax- Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/(Deficit)
U.S. Treasury Fund	$27,159	$—	$27,159	$(26,880)	$—	$—	$279
Government Securities
Money Market Fund	76,832	—	76,832	(77,514)	(755,147)	—	(755,829)
Tax-Free Money Market Fund	54,028	1,407	55,435	(53,668)	—	—	1,767
Intermediate Tax-Free Bond	83,614	22,961	106,575	(88,015)	—	2,074,777	2,093,337
Short-Term Income Fund	150,067	—	150,067	(138,514)	(20,440,590)	(1,975,920)	(22,404,957)
Intermediate Bond Fund	425,451	—	425,451	(72,747)	(7,927,796)	(2,152,086)	(9,727,178)
Bond Fund	242,156	—	242,156	(243,670)	(498,064)	1,145,765	646,187
Active Core Fund	174,191	1,195,198	1,369,389	—	—	8,467,176	9,836,565
U.S. Large Cap Equity Fund	17,591	3,256,809	3,274,400	—	—	3,290,747	6,565,147
Opportunistic Fund	38,919	—	38,919	—	(2,015,864)	660,223	(1,316,722)
World Energy Fund	51,010	—	51,010	—	(16,761,357)	4,269,150	(12,441,197)

*	See below for post-October losses and capital loss carryforwards.

**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts. Excludes unrealized depreciation on securities sold short.

Under current tax laws, net capital losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. As of August 31, 2016, the Funds’ deferred post-October capital losses were as follows:

Fund	Post-October Capital Losses
Short-Term Income Fund	$541,779
Intermediate Bond Fund	164,910
Bond Fund	498,064
Opportunistic Fund	1,804,017
World Energy Fund	6,864,587

CAVANAL HILL FUNDS

Notes to Financial Statements, Concluded

August 31, 2016

At August 31, 2016, the following Funds had capital loss carryforwards as summarized in the tables below.

Capital loss carryforwards subject to expiration:

Fund	Amount	Expires
Government Securities Money Market Fund	$96,738	2017
Government Securities Money Market Fund	107,078	2018
Government Securities Money Market Fund	550,617	2019
Short-Term Income Fund	11,477,199	2017
Short-Term Income Fund	3,730,873	2018
Short-Term Income Fund	173,448	2019
Intermediate Bond Fund	2,246,538	2017
Intermediate Bond Fund	3,244,666	2018

Capital loss carryforwards not subject to expiration:

	Short-Term	Long-Term
Fund	Amount	Amount	Total
Government Securities Money Market Fund	$714	$—	$714
Short-Term Income Fund	113,613	4,403,678	4,517,291
Intermediate Bond Fund	—	2,271,682	2,271,682
Opportunistic Fund	199,732	12,115	211,847
World Energy Fund	8,857,117	1,039,653	9,896,770

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders. Capital loss carryforwards that are not subject to expiration must be utilized before those that are subject to expiration.

7.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Based on this evaluation, no additional disclosures and/or adjustments were required as of August 31, 2016.

[This page is intentionally left blank]

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:		Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2016	$1.000	$—	$—	$—	$—	$—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—

Service Shares
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—

Institutional Shares
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—

Government Securities Money Market Fund
Administrative Shares
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—

Institutional Shares
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—

Premier Shares
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
September 17, 2012(d) through August 31, 2013	1.000	—	—	—	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (c)

$1.000	0.01%	$1,310,795	0.22%	0.01%	0.79%
1.000	0.00%	1,299,328	0.07%	—%	0.86%
1.000	0.00%	941,223	0.07%	—%	0.86%
1.000	0.01%	822,664	0.11%	0.01%	0.86%
1.000	0.01%	788,180	0.09%	0.01%	0.86%

1.000	0.01%	44,780	0.23%	—%	0.79%
1.000	0.00%	42,966	0.07%	—%	0.86%
1.000	0.00%	49,967	0.07%	—%	0.86%
1.000	0.01%	39,921	0.10%	0.01%	0.86%
1.000	0.01%	40,533	0.09%	0.01%	0.86%

1.000	0.03%	219,856	0.21%	0.02%	0.54%
1.000	0.00%	110,133	0.07%	—%	0.61%
1.000	0.00%	138,842	0.07%	—%	0.61%
1.000	0.01%	185,370	0.10%	0.01%	0.61%
1.000	0.01%	148,421	0.09%	0.01%	0.61%

1.000	0.01%	945,475	0.27%	0.01%	0.80%
1.000	0.01%	942,950	0.10%	0.01%	0.86%
1.000	0.01%	722,168	0.10%	0.01%	0.86%
1.000	0.01%	613,298	0.12%	0.01%	0.86%
1.000	0.01%	466,990	0.12%	0.01%	0.86%

1.000	0.05%	756,948	0.24%	0.04%	0.55%
1.000	0.01%	583,051	0.10%	0.01%	0.61%
1.000	0.01%	473,727	0.10%	0.01%	0.61%
1.000	0.01%	570,786	0.12%	0.01%	0.61%
1.000	0.01%	461,016	0.12%	0.01%	0.61%

1.000	0.07%	15,874	0.22%	0.06%	1.05%
1.000	0.01%	3,365	0.10%	0.01%	1.11%
1.000	0.01%	196	0.10%	0.01%	1.11%
1.000	0.02%	219	0.10%	0.01%	1.11%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:		Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Tax-Free Money Market Fund
Administrative Shares
Year Ended August 31, 2016	$1.000	$—	$—	$—	$—	$—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—

Select Shares
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—

Premier Shares
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
September 17, 2012(d) through August 31, 2013	1.000	—	—	—	—	—

Reserve Class
Year Ended August 31, 2016	1.000	—	—	—	—	—
Year Ended August 31, 2015	1.000	—	—	—	—	—
Year Ended August 31, 2014	1.000	—	—	—	—	—
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (c)

$1.000	0.00%	$14,366	0.23%	(0.05)%	0.80%
1.000	0.00%	1,778	0.05%	—%	0.87%
1.000	0.00%	1,932	0.07%	—%	0.87%
1.000	0.01%	3,639	0.14%	0.01%	0.87%
1.000	0.01%	9,441	0.17%	0.01%	0.86%

1.000	0.09%	202,274	0.10%	0.08%	0.55%
1.000	0.00%	220,826	0.05%	—%	0.62%
1.000	0.00%	222,576	0.07%	—%	0.62%
1.000	0.01%	286,119	0.13%	0.01%	0.62%
1.000	0.03%	416,443	0.15%	0.04%	0.61%

1.000	0.06%	11	0.12%	0.06%	1.05%
1.000	0.00%	10	0.07%	—%	1.12%
1.000	0.00%	10	0.07%	—%	1.12%
1.000	0.03%	10	0.11%	0.01%	1.12%

1.000	0.05%	17,809	0.13%	0.05%	0.55%
1.000	0.00%	22,387	0.05%	—%	0.62%
1.000	0.00%	15,007	0.07%	—%	0.62%
1.000	0.01%	28,518	0.12%	0.01%	0.62%
1.000	0.01%	10,843	0.17%	0.02%	0.61%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions

Intermediate Tax-Free Bond Fund
Investor Shares
Year Ended August 31, 2016	$11.18	$0.26		$0.07	$0.33	$(0.26)	$—	$(0.26)
Year Ended August 31, 2015	11.35	0.26		(0.17)	0.09	(0.26)	—	(0.26)
Year Ended August 31, 2014	11.04	0.31		0.33	0.64	(0.31)	(0.02)	(0.33)
Year Ended August 31, 2013	11.67	0.29		(0.62)	(0.33)	(0.30)	—	(0.30)
Year Ended August 31, 2012	11.38	0.29	(e)	0.34	0.63	(0.28)	(0.06)	(0.34)

Institutional Shares
Year Ended August 31, 2016	11.19	0.29		0.07	0.36	(0.29)	—	(0.29)
Year Ended August 31, 2015	11.36	0.29		(0.17)	0.12	(0.29)	—	(0.29)
Year Ended August 31, 2014	11.05	0.33		0.34	0.67	(0.34)	(0.02)	(0.36)
Year Ended August 31, 2013	11.68	0.33		(0.63)	(0.30)	(0.33)	—	(0.33)
Year Ended August 31, 2012	11.39	0.32	(e)	0.34	0.66	(0.31)	(0.06)	(0.37)

A Shares
Year Ended August 31, 2016	11.19	0.26		0.07	0.33	(0.26)	—	(0.26)
Year Ended August 31, 2015	11.36	0.27		(0.17)	0.10	(0.27)	—	(0.27)
Year Ended August 31, 2014	11.05	0.31		0.33	0.64	(0.31)	(0.02)	(0.33)
Year Ended August 31, 2013	11.67	0.39		(0.65)	(0.26)	(0.36)	—	(0.36)
Year Ended August 31, 2012	11.39	0.29	(e)	0.34	0.63	(0.29)	(0.06)	(0.35)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Calculated using average shares.

(f)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$11.25	3.02%	$4,838	0.74%	2.35%	1.33%	8%
11.18	0.84%	4,609	0.80%	2.34%	1.52%	6%
11.35	5.85%	1,907	0.74%	2.72%	1.43%	—%
11.04	(2.92)%	2,262	0.73%	2.57%	1.43%	7%
11.67	5.66%	2,503	0.73%	2.48%	1.42%	8%

11.26	3.28%	33,861	0.48%	2.61%	1.08%	8%
11.19	1.11%	33,950	0.57%	2.60%	1.27%	6%
11.36	6.12%	32,816	0.48%	2.98%	1.18%	—%
11.05	(2.66)%	31,112	0.48%	2.82%	1.18%	7%
11.68	5.94%	41,529	0.48%	2.74%	1.17%	8%

11.26	2.98%	3,242	0.76%	2.31%	1.18%	8%
11.19	0.85%	1,904	0.82%	2.34%	1.37%	6%
11.36	5.85%	1,323	0.73%	2.72%	1.28%	—%
11.05	(2.33)%	1,491	0.73%	2.57%	1.28%	7%
11.67	5.66%	38	0.73%	2.48%	1.27%	8%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Short-Term Income Fund
Investor Shares
Year Ended August 31, 2016	$9.60	$0.08		$0.03	$0.11	$(0.11)	$—	$(0.11)
Year Ended August 31, 2015	9.62	0.08		(0.01)	0.07	(0.09)	—	(0.09)
Year Ended August 31, 2014	9.51	0.07		0.14	0.21	(0.10)	—	(0.10)
Year Ended August 31, 2013	9.53	0.12	(e)	(0.01)	0.11	(0.13)	—	(0.13)
Year Ended August 31, 2012	9.42	0.19		0.15	0.34	(0.23)	—	(0.23)

Institutional Shares
Year Ended August 31, 2016	9.59	0.11		0.03	0.14	(0.14)	—	(0.14)
Year Ended August 31, 2015	9.61	0.10		(0.01)	0.09	(0.11)	—	(0.11)
Year Ended August 31, 2014	9.51	0.10		0.12	0.22	(0.12)	—	(0.12)
Year Ended August 31, 2013	9.53	0.14	(e)	(0.01)	0.13	(0.15)	—	(0.15)
Year Ended August 31, 2012	9.42	0.21		0.16	0.37	(0.26)	—	(0.26)

A Shares
Year Ended August 31, 2016	9.60	0.08		0.04	0.12	(0.12)	—	(0.12)
Year Ended August 31, 2015	9.62	0.08		(0.01)	0.07	(0.09)	—	(0.09)
Year Ended August 31, 2014	9.51	0.08		0.13	0.21	(0.10)	—	(0.10)
Year Ended August 31, 2013	9.53	0.11	(e)	0.01	0.12	(0.14)	—	(0.14)
Year Ended August 31, 2012	9.42	0.18		0.16	0.34	(0.23)	—	(0.23)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$ 9.60	1.19%	$ 36,878	0.69%	0.87%	1.29%	80%
9.60	0.71%	44,030	0.67%	0.82%	1.42%	39%
9.62	2.21%	41,940	0.67%	0.79%	1.41%	48%
9.51	1.15%	40,195	0.66%	1.29%	1.41%	45%
9.53	3.68%	41,539	0.67%	1.88%	1.42%	62%

9.59	1.48%	89,098	0.39%	1.16%	1.04%	80%
9.59	0.97%	105,478	0.42%	1.06%	1.17%	39%
9.61	2.36%	118,684	0.41%	1.01%	1.16%	48%
9.51	1.41%	99,361	0.41%	1.49%	1.16%	45%
9.53	3.94%	80,073	0.42%	2.15%	1.17%	62%

9.60	1.23%	1,635	0.64%	0.96%	1.14%	80%
9.60	0.72%	7,996	0.67%	0.81%	1.27%	39%
9.62	2.22%	7,970	0.66%	0.68%	1.26%	48%
9.51	1.25%	2,929	0.66%	1.14%	1.26%	45%
9.53	3.69%	10	0.67%	1.90%	1.27%	62%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Intermediate Bond Fund
Investor Shares
Year Ended August 31, 2016	$10.53	$0.14		$0.08	$0.22	$(0.15)	$—	$(0.15)
Year Ended August 31, 2015	10.54	0.12		(0.01)	0.11	(0.12)	—	(0.12)
Year Ended August 31, 2014	10.22	0.09		0.36	0.45	(0.13)	—	(0.13)
Year Ended August 31, 2013	9.94	0.16		0.33	0.49	(0.21)	—	(0.21)
Year Ended August 31, 2012	9.69	0.25	(f)	0.32	0.57	(0.32)	—	(0.32)

Institutional Shares
Year Ended August 31, 2016	10.53	0.17		0.08	0.25	(0.18)	—	(0.18)
Year Ended August 31, 2015	10.55	0.15		(0.02)	0.13	(0.15)	—	(0.15)
Year Ended August 31, 2014	10.23	0.11		0.37	0.48	(0.16)	—	(0.16)
Year Ended August 31, 2013	9.95	0.20		0.32	0.52	(0.24)	—	(0.24)
Year Ended August 31, 2012	9.70	0.28	(f)	0.32	0.60	(0.35)	—	(0.35)

A Shares
Year Ended August 31, 2016	10.52	0.15		0.06	0.21	(0.15)	—	(0.15)
Year Ended August 31, 2015	10.54	0.12		(0.02)	0.10	(0.12)	—	(0.12)
Year Ended August 31, 2014	10.22	0.09		0.37	0.46	(0.14)	—	(0.14)
Year Ended August 31, 2013	9.94	0.18		0.32	0.50	(0.22)	—	(0.22)
Year Ended August 31, 2012	9.70	0.26	(f)	0.30	0.56	(0.32)	—	(0.32)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.09%, (0.07)% and 0.07%, respectively, for Intermediate Bond Fund.

(f)	Calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$10.60	2.09%		$14,176	0.79%		1.24%		1.34%	129%
10.53	1.04%	(e)	17,009	0.78%	(e)	1.18%	(e)	1.55%	57%
10.54	4.47%		19,477	0.92%		0.76%		1.61%	70%
10.22	4.94%		18,712	0.90%		1.57%		1.59%	26%
9.94	6.02%		12,131	0.89%		2.54%		1.58%	34%

10.60	2.39%		52,057	0.49%		1.52%		1.09%	129%
10.53	1.24%		28,295	0.60%		1.37%		1.30%	57%
10.55	4.74%		20,608	0.66%		1.00%		1.36%	70%
10.23	5.21%		13,746	0.65%		1.97%		1.34%	26%
9.95	6.30%		11,136	0.64%		2.88%		1.33%	34%

10.58	2.03%		2,123	0.74%		1.30%		1.19%	129%
10.52	0.99%		17,489	0.85%		1.15%		1.40%	57%
10.54	4.49%		3,181	0.91%		0.77%		1.46%	70%
10.22	5.00%		113	0.90%		1.72%		1.44%	26%
9.94	5.92%		11	0.89%		2.66%		1.43%	34%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions

Bond Fund
Investor Shares
Year Ended August 31, 2016	$9.56	$0.15		$0.24	$0.39	$(0.18)	$—	$(0.18)
Year Ended August 31, 2015	9.57	0.15		—	0.15	(0.16)	—	(0.16)
Year Ended August 31, 2014	9.32	0.16		0.26	0.42	(0.17)	—	(0.17)
Year Ended August 31, 2013	9.52	0.20	(f)	(0.16)	0.04	(0.24)	—	(0.24)
Year Ended August 31, 2012	9.26	0.28		0.32	0.60	(0.32)	(0.02)	(0.34)
Institutional Shares
Year Ended August 31, 2016	9.54	0.18		0.23	0.41	(0.20)	—	(0.20)
Year Ended August 31, 2015	9.57	0.18		(0.02)	0.16	(0.19)	—	(0.19)
Year Ended August 31, 2014	9.32	0.19		0.26	0.45	(0.20)	—	(0.20)
Year Ended August 31, 2013	9.51	0.22	(f)	(0.14)	0.08	(0.27)	—	(0.27)
Year Ended August 31, 2012	9.25	0.31		0.32	0.63	(0.35)	(0.02)	(0.37)
A Shares
Year Ended August 31, 2016	9.55	0.15		0.23	0.38	(0.18)	—	(0.18)
Year Ended August 31, 2015	9.58	0.16		(0.02)	0.14	(0.17)	—	(0.17)
Year Ended August 31, 2014	9.33	0.16		0.26	0.42	(0.17)	—	(0.17)
Year Ended August 31, 2013	9.52	0.18	(f)	(0.12)	0.06	(0.25)	—	(0.25)
Year Ended August 31, 2012	9.26	0.28		0.32	0.60	(0.32)	(0.02)	(0.34)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.10%, (0.16)% and 0.16%, respectively, for Bond Fund.
(f)	Calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data: (b)

Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$9.77	4.11%		$11,279	0.68%		1.52%		1.26%	107%
9.56	1.61	%(e)	8,167	0.54	%(e)	1.82	%(e)	1.43%	83%
9.57	4.58%		6,988	0.78%		1.70%		1.48%	60%
9.32	0.44%		10,106	0.77%		2.12%		1.47%	34%
9.52	6.60%		12,283	0.76%		3.02%		1.46%	34%

9.75	4.39%		155,660	0.41%		1.79%		1.01%	107%
9.54	1.68%		99,270	0.48%		1.90%		1.18%	83%
9.57	4.84%		65,616	0.53%		1.93%		1.23%	60%
9.32	0.80%		38,124	0.52%		2.32%		1.22%	34%
9.51	6.87%		36,248	0.51%		3.28%		1.21%	34%

9.75	4.02%		277	0.66%		1.62%		1.11%	107%
9.55	1.42%		1,058	0.73%		1.68%		1.28%	83%
9.58	4.58%		505	0.78%		1.62%		1.33%	60%
9.33	0.65%		63	0.77%		1.92%		1.32%	34%
9.52	6.61%		11	0.76%		3.02%		1.31%	34%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Active Core Fund
Investor Shares
Year Ended August 31, 2016	$13.38	$0.23		$0.58	$0.81	$(0.22)	$(0.62)	$(0.84)
Year Ended August 31, 2015	14.29	0.20		(0.10)	0.10	(0.19)	(0.82)	(1.01)
Year Ended August 31, 2014	13.45	0.22		1.65	1.87	(0.22)	(0.81)	(1.03)
Year Ended August 31, 2013	12.84	0.25	(f)	0.84	1.09	(0.25)	(0.23)	(0.48)
Year Ended August 31, 2012	11.96	0.28	(f)	0.88	1.16	(0.28)	—	(0.28)
Institutional Shares
Year Ended August 31, 2016	13.39	0.23		0.61	0.84	(0.22)	(0.62)	(0.84)
Year Ended August 31, 2015	14.33	0.23		(0.12)	0.11	(0.23)	(0.82)	(1.05)
Year Ended August 31, 2014	13.49	0.25		1.65	1.90	(0.25)	(0.81)	(1.06)
Year Ended August 31, 2013	12.87	0.29	(f)	0.85	1.14	(0.29)	(0.23)	(0.52)
Year Ended August 31, 2012	11.99	0.31	(f)	0.88	1.19	(0.31)	—	(0.31)
A Shares
Year Ended August 31, 2016	13.32	0.20		0.60	0.80	(0.19)	(0.62)	(0.81)
Year Ended August 31, 2015	14.27	0.20		(0.13)	0.07	(0.20)	(0.82)	(1.02)
Year Ended August 31, 2014	13.43	0.22		1.65	1.87	(0.22)	(0.81)	(1.03)
Year Ended August 31, 2013	12.83	0.23	(f)	0.86	1.09	(0.26)	(0.23)	(0.49)
Year Ended August 31, 2012	11.96	0.28	(f)	0.87	1.15	(0.28)	—	(0.28)
C Shares
Year Ended August 31, 2016	13.31	0.10		0.61	0.71	(0.09)	(0.62)	(0.71)
December 31, 2014(g) through August 31, 2015	13.59	0.10		(0.34)	(0.24)	(0.04)	—	(0.04)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.14%, (0.18)% and 0.18%, respectively, for Active Core Fund.
(f)	Calculated using average shares.
(g)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$13.35	6.36%		$7,921	0.88%		1.52%		1.52%	69%
13.38	0.59	%(e)	11,490	0.74	%(e)	1.57	%(e)	1.70%	60%
14.29	14.40%		12,019	0.93%		1.52%		1.67%	62%
13.45	8.76%		14,352	0.90%		1.92%		1.63%	74%
12.84	9.78%		13,687	0.88%		2.24%		1.62%	64%

13.39	6.62%		53,077	0.62%		1.79%		1.27%	69%
13.39	0.63%		52,775	0.71%		1.61%		1.45%	60%
14.33	14.65%		56,056	0.68%		1.78%		1.42%	62%
13.49	9.09%		52,277	0.65%		2.17%		1.38%	74%
12.87	10.04%		50,960	0.63%		2.52%		1.37%	64%

13.31	6.33%		1,391	0.87%		1.57%		1.37%	69%
13.32	0.32%		421	0.99%		1.34%		1.58%	60%
14.27	14.42%		243	0.93%		1.50%		1.52%	62%
13.43	8.73%		292	0.90%		1.72%		1.48%	74%
12.83	9.80%		10	0.88%		2.25%		1.47%	64%

13.31	5.61%		67	1.62%		0.78%		2.27%	69%

13.31	(1.80)%		55	1.86%		0.45%		2.60%	60%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
U.S. Large Cap Equity Fund
Investor Shares
Year Ended August 31, 2016	$13.40	$0.09	$0.40	$0.49	$(0.06)	$(0.47)	$(0.53)
Year Ended August 31, 2015	14.80	0.03	0.11	0.14	(0.04)	(1.50)	(1.54)
Year Ended August 31, 2014	13.67	0.07	2.77	2.84	(0.08)	(1.63)	(1.71)
Year Ended August 31, 2013	11.80	0.11	1.89	2.00	(0.11)	(0.02)	(0.13)
Year Ended August 31, 2012	10.49	0.08	1.31	1.39	(0.08)	—	(0.08)
Institutional Shares
Year Ended August 31, 2016	13.46	0.09	0.44	0.53	(0.07)	(0.47)	(0.54)
Year Ended August 31, 2015	14.88	0.07	0.09	0.16	(0.08)	(1.50)	(1.58)
Year Ended August 31, 2014	13.73	0.11	2.78	2.89	(0.11)	(1.63)	(1.74)
Year Ended August 31, 2013	11.86	0.15	1.88	2.03	(0.14)	(0.02)	(0.16)
Year Ended August 31, 2012	10.54	0.12	1.31	1.43	(0.11)	—	(0.11)
A Shares
Year Ended August 31, 2016	13.38	0.06	0.43	0.49	(0.04)	(0.47)	(0.51)
Year Ended August 31, 2015	14.79	0.03	0.10	0.13	(0.04)	(1.50)	(1.54)
Year Ended August 31, 2014	13.67	0.08	2.76	2.84	(0.09)	(1.63)	(1.72)
Year Ended August 31, 2013	11.81	0.11	1.88	1.99	(0.11)	(0.02)	(0.13)
Year Ended August 31, 2012	10.50	0.08	1.31	1.39	(0.08)	—	(0.08)
C Shares
Year Ended August 31, 2016	13.33	0.02	0.37	0.39	—	(0.47)	(0.47)
December 31, 2014(g) through August 31, 2015	13.82	—	(0.49)	(0.49)	—	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	During the year ended August 31, 2015, the Investor Class received monies related to a correction of an error. The corresponding impact to the total return, net expenses to average net assets ratio and net investment income to average net assets ratio was 0.08%, (0.10)% and 0.10%, respectively, for U.S. Large Cap Equity Fund.

(f)	The Fund received monies related to certain nonreoccurring litigation settlements during the period. The corresponding impact to the total return was 0.09% for the year ended August 31, 2015.
(g)	Commencement of operations.

 Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

						Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$13.36	3.78%		$1,836	1.14%		0.36%		1.67%	79%
13.40	0.52	%(e)(f)	1,954	0.91	%(e)	0.36	%(e)	1.68%	61%
14.80	21.82%		2,306	0.92%		0.49%		1.56%	94%
13.67	17.09%		1,930	0.93%		0.87%		1.57%	98%
11.80	13.32%		1,602	0.92%		0.72%		1.56%	51%

13.45	4.01%		9,878	0.88%		0.56%		1.43%	79%
13.46	0.65	%(f)	32,189	0.80%		0.48%		1.44%	61%
14.88	22.18%		35,209	0.67%		0.74%		1.31%	94%
13.73	17.30%		27,551	0.68%		1.12%		1.32%	98%
11.86	13.61%		27,842	0.67%		0.96%		1.31%	51%

13.36	3.72%		167	1.13%		0.36%		1.53%	79%
13.38	0.42	%(f)	246	0.99%		0.29%		1.48%	61%
14.79	21.84%		581	0.92%		0.45%		1.41%	94%
13.67	17.02%		65	0.93%		0.77%		1.42%	98%
11.81	13.41%		10	0.92%		0.72%		1.41%	51%

13.25	2.97%		10	1.88%		(0.37)%		2.43%	79%

13.33	(3.55	)%(f)	10	1.88%		(0.65)%		2.53%	61%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Opportunistic Fund
Investor Shares
Year Ended August 31, 2016	$13.66	$0.03		$(0.47)	$(0.44)	$(0.02)	$(0.34)	$(0.36)
Year Ended August 31, 2015	13.85	(0.02)		0.21	0.19	—	(0.38)	(0.38)
Year Ended August 31, 2014	12.85	(0.01)		1.71	1.70	—	(0.70)	(0.70)
Year Ended August 31, 2013	11.26	0.02		2.00	2.02	(0.02)	(0.41)	(0.43)
Year Ended August 31, 2012(e)	10.00	(0.12	)(f)	1.47	1.35	—	(0.09)	(0.09)
Institutional Shares
Year Ended August 31, 2016	13.78	0.06		(0.47)	(0.41)	(0.04)	(0.34)	(0.38)
Year Ended August 31, 2015	13.95	(0.01)		0.23	0.22	(0.01)	(0.38)	(0.39)
Year Ended August 31, 2014	12.91	0.02		1.74	1.76	(0.02)	(0.70)	(0.72)
Year Ended August 31, 2013	11.28	0.06		2.02	2.08	(0.04)	(0.41)	(0.45)
Year Ended August 31, 2012(e)	10.00	(0.09	)(f)	1.46	1.37	—	(0.09)	(0.09)
A Shares
Year Ended August 31, 2016	13.70	0.03		(0.47)	(0.44)	(0.02)	(0.34)	(0.36)
Year Ended August 31, 2015	13.89	(0.02)		0.21	0.19	—	(0.38)	(0.38)
Year Ended August 31, 2014	12.88	—		1.72	1.72	(0.01)	(0.70)	(0.71)
Year Ended August 31, 2013	11.26	0.02		2.03	2.05	(0.02)	(0.41)	(0.43)
Year Ended August 31, 2012(e)	10.00	(0.12	)(f)	1.47	1.35	—	(0.09)	(0.09)
C Shares
Year Ended August 31, 2016	13.60	0.01		(0.54)	(0.53)	—	(0.34)	(0.34)
December 31, 2014(g) through August 31, 2015	13.60	(0.01)		0.01	—	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	For the period September 1, 2011 (commencement of operations) through August 31, 2012.

(f)	Calculated using average shares.

(g)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$12.86	(3.33)%	$2,451	1.45%	0.22%	1.66%	266%
13.66	1.35%	1,292	1.77%	(0.31)%	2.49%	249%
13.85	13.32%	1,409	1.87%	(0.15)%	2.48%	276%
12.85	18.41%	729	2.15%	0.13%	3.46%	317%
11.26	13.65%	363	2.90%	(1.10)%	5.36%	207%

12.99	(3.03)%	33,056	1.16%	0.45%	1.41%	266%
13.78	1.55%	23,034	1.52%	(0.03)%	2.31%	249%
13.95	13.76%	12,831	1.57%	0.16%	2.23%	276%
12.91	19.02%	5,730	1.65%	0.36%	3.16%	317%
11.28	13.86%	600	2.65%	(0.86)%	5.11%	207%

12.90	(3.29)%	2,275	1.41%	0.17%	1.51%	266%
13.70	1.34%	3,400	1.77%	(0.31)%	2.33%	249%
13.89	13.42%	4,851	1.82%	(0.10)%	2.33%	276%
12.88	18.66%	1,415	1.90%	0.18%	3.31%	317%
11.26	13.65%	319	2.90%	(1.10)%	5.21%	207%

12.73	(3.99)%	442	2.18%	(0.55)%	2.41%	266%

13.60	0.00%	186	2.52%	(0.85)%	3.42%	249%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
World Energy Fund
Investor Shares
Year Ended August 31, 2016	$8.58	$0.10	$0.04	$0.14	$(0.09)	$—	$(0.09)
Year Ended August 31, 2015	11.61	0.07	(2.98)	(2.91)	(0.06)	(0.06)	(0.12)
February 4, 2014(e) through August 31, 2014	10.00	0.06	1.59	1.65	(0.04)	—	(0.04)
Institutional Shares
Year Ended August 31, 2016	8.59	0.12	0.05	0.17	(0.11)	—	(0.11)
Year Ended August 31, 2015	11.62	0.10	(2.98)	(2.88)	(0.08)	(0.07)	(0.15)
February 4, 2014(e) through August 31, 2014	10.00	0.07	1.59	1.66	(0.04)	—	(0.04)
A Shares
Year Ended August 31, 2016	8.59	0.10	0.03	0.13	(0.09)	—	(0.09)
Year Ended August 31, 2015	11.61	0.08	(2.98)	(2.90)	(0.06)	(0.06)	(0.12)
February 4, 2014(e) through August 31, 2014	10.00	0.06	1.59	1.65	(0.04)	—	(0.04)
C Shares
Year Ended August 31, 2016	8.53	0.05	0.03	0.08	(0.04)	—	(0.04)
Year Ended August 31, 2015	11.58	0.04	(3.00)	(2.96)	(0.03)	(0.06)	(0.09)
February 4, 2014(e) through August 31, 2014	10.00	0.04	1.56	1.60	(0.02)	—	(0.02)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Commencement of operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets (c)	Portfolio Turnover (d)

$8.63	1.66%	$10,177	1.29%	1.22%	1.55%	150%
8.58	(25.17)%	6,419	1.28%	0.85%	1.71%	167%

11.61	16.51%	5,234	1.06%	1.19%	1.51%	71%

8.65	2.09%	26,214	0.96%	1.48%	1.30%	150%
8.59	(24.96)%	28,873	1.00%	1.15%	1.46%	167%

11.62	16.66%	21,322	0.81%	1.41%	1.26%	71%

8.63	1.59%	8,644	1.22%	1.26%	1.40%	150%
8.59	(25.07)%	11,901	1.26%	0.88%	1.56%	167%

11.61	16.49%	9,134	1.06%	1.14%	1.36%	71%

8.57	0.99%	7,726	1.97%	0.52%	2.30%	150%
8.53	(25.68)%	7,217	2.04%	0.09%	2.46%	167%

11.58	16.01%	5,073	1.81%	0.36%	2.26%	71%

See notes to financial statements.

CAVANAL HILL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Cavanal Hill Funds:

We have audited the accompanying statements of assets and liabilities of Cavanal Hill Funds (the Funds) (comprised of the U.S. Treasury Fund, Government Securities Money Market Fund (formerly Cash Management Fund), Tax-Free Money Market Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Active Core Fund (formerly Balanced Fund), U.S. Large Cap Equity Fund, Opportunistic Fund and World Energy Fund), including the schedules of portfolio investments, as of August 31, 2016, and the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, on August 5, 2016, the Board approved a plan to liquidate and terminate the Tax-Free Money Market Fund, effective October 24, 2016, upon the recommendation of the Fund’s investment adviser. Our opinion is not modified with respect to this matter.

Columbus, Ohio
October 26, 2016

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited)

August 31, 2016

Notification of Sources of Distributions Pursuant to Rule 19a-1 under the Investment Company Act of 1940:

As noted in the table below, during the fiscal year ending August 31, 2016, certain Funds made distributions to shareholders from net income in excess of that which was earned for book purposes (capital sources).* Distributions are not anticipated to exceed earnings for U.S. income tax purposes. As of August 31, 2016, the sources of these distributions were as follows (amounts represent dollars per share):

	Investor Shares			Institutional Shares			Class A
	Net	Capital	Total	Net	Capital	Total	Net	Capital	Total
Fund	Income	Sources	Distributions	Income	Sources	Distributions	Income	Sources	Distributions
Short-Term Income Fund	0.08917	0.02390	0.11307	0.11141	0.02987	0.14128	0.09229	0.02474	0.11703
Intermediate Bond Fund	0.13894	0.00963	0.14857	0.16784	0.01163	0.17947	0.14263	0.00988	0.15251
Bond Fund	0.15261	0.02648	0.17909	0.17378	0.03015	0.20393	0.15318	0.02658	0.17976

*	Capital gains and losses from periodic repayment of bond principal are recognized as income for book purposes but, for U.S. income tax purposes, are distributed to shareholders from net capital gains. Final 2016 tax information for the Funds will be mailed to shareholders next year by January 31, 2017. Accordingly, shareholders should not use the information provided in this notice for tax reporting purposes.

Other Federal Income Tax Information:

For the year ended August 31, 2016, a portion of the ordinary income distributions paid by the Funds may be qualified dividend income. The Funds intend to designate the maximum amount allowable. Complete information will be reported in conjunction with the 2015 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2016, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Active Core Fund	58.49%
U.S. Large Cap Equity Fund	100.00%
Opportunistic Fund	39.02%
World Energy Fund	79.52%

For the year ended August 31, 2016, the following Funds paid dividends, a portion of which may be subject to a maximum tax rate of 23.8%:

Fund	Percentage
Active Core Fund	65.68%
U.S. Large Cap Equity Fund	100.00%
Opportunistic Fund	40.46%
World Energy Fund	100.00%

The Tax-Free Money Market Fund and Intermediate Tax-Free Bond Fund designated $124,724 and $1,020,333, respectively, of its income distributions as tax-exempt distributions for the year ended August 31, 2016.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2016:

Fund*	Amount
Tax-Free Money Market Fund	$59
Active Core Fund	2,834,297
U.S. Large Cap Equity Fund	1,140,555
Opportunistic Fund	375,968

*	Long-term capital gain distributions are subject to a federal tax rate of 20%.

For the year ended August 31, 2016, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
Tax-Free Money Market Fund	$41
Opportunistic Fund	632,920

For the year ended August 31, 2016, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$138,642
Short-Term Income Fund	1,854,057
Intermediate Bond Fund	1,041,363
Bond Fund	2,978,849
Active Core Fund	518,682
Opportunistic Fund	60,692
World Energy Fund	80,158

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2016

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENT

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. was formally considered by the Board of Trustees at meetings held on August 4-5, 2016. The Trustees reviewed extensive material in connection with their consideration of the Advisory Agreement, including a proposal to lower the contractual investment advisory fee and eliminate the contractual advisory fee waivers in the same amount (voluntary waivers would still be possible). In connection with such approval, the Trustees, reviewed data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected the Adviser’s fees, the Adviser’s contractual investment advisory fee waivers that have been in place, as well as additional voluntary fee waivers. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, as well as Counsel to the Funds, which provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by the Adviser, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Advisory Agreement should be amended and continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement, including the proposed fee changes, between the Trust and the Adviser, as provided in the Advisory Agreement, as it was proposed to be amended, was fair and reasonable and that the continuance of the Advisory Agreement, as so amended, was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

Additionally, the Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Board meetings, as well as materials furnished specifically in connection with the annual review process. Cavanal Hill Investment Management, Inc.’s senior management and portfolio managers presented information to the Trustees at Board meetings and discussed the Funds’ performance and the Funds’ investment objectives, strategies and outlook. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of each Fund. The Trustees also considered the Adviser’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Consideration was given to the overall performance of the Adviser in light of the economy. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Funds were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One, three, five and ten-year performance data was presented. The Trustees discussed with Cavanal Hill Investment Management, Inc. the performance goals and the actual results achieved in managing the Funds as well as the effect of market conditions on the Funds. The Administrative share class of the U.S. Treasury Fund was in the top quartile for the one-year period ending May 31, 2016. The other U.S. Treasury share classes, Service and Institutional, finished the period in the third quartile. The Government Securities Administrative share class was in its top quartile for the three and five-year periods ending May 31, 2016. The Institutional share class was just shy of the second quartile. The Tax Free Money Market Select class was in its top quartile for the ten-year period ending May 31, 2016. Tax-Free Money Market performance in the most recent year shows the Select share class in the second quartile, with the Reserve and Administrative share classes in the lower two quartiles, respectively. Intermediate Bond Fund Institutional share class received the Lipper Fund Award for ranking No. 1 out of 145 funds in the short-intermediate investment grade debt category for the annualized three-year period ending November 30, 2015. Intermediate Bond Fund Institutional share class ranked No. 1 out of 106 funds in the short intermediate investment grade debt category for the annualized five-year period ending November 30, 2015. May 31, 2016 period end rankings were in the second quartile, with the A share class in the third quartile. The Short-Term Income Fund share classes performed within, or just slightly below the second quartile. The Bond Funds were in the second quartile, with the A share class in the third quartile. The higher quality and shorter duration in the Intermediate Tax Free Bond Fund caused underperformance in the past year, with rankings in the low quartile. The Opportunistic Fund Institutional share class ranked No. 1 out of 151 funds in the absolute return category for the annualized three-year period ending November 30, 2015. The Investor and Institutional share classes of the Opportunistic Fund were both in the top quartile for the three-year period ending May 31, 2016. For the one year period ended May 31, 2016, the Opportunistic performance was generally in the third quartile. The Investor share class of the Active Core Fund is in the top quartile for the one and three-year periods ending May 16, 2016. The Institutional share class of the Active Core Fund is in the top quartile for the one, three, five and ten-year periods ending May 31, 2016. The A share class of the Active Core Fund was in the top quartile for the three-year period. The U.S. Large Cap Equity Fund share classes ranked in the low percentile. The Institutional, Investor and A share classes of the World Energy Fund were in their top quartile for the one-year period. Despite the sharp decline in oil prices, the World Energy Fund continues to outperform most of its peer group. Assets of the World Energy Fund decreased to $50.2M compared to $59.2M one year ago in May. Over the course of 5 years, the Cavanal Funds have received ten Lipper Fund Awards in recognition of their outstanding performance. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Cavanal Hill Funds was within an acceptable range.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2016

Cost of Services and Profits Realized by Cavanal Hill Investment Management, Inc. and Its Affiliates

The Trustees considered peer group comparable information with respect to the investment advisory fees charged by Cavanal Hill Investment Management, Inc. to each of the Funds, taking into consideration both contractual and prior actual (i.e., after waiver) fee levels as well as the effect of the proposed fee reductions, and elimination of contractual fee waivers. Information on additional voluntary fee waivers was also presented. The Trustees reviewed administration, custody and distributor fees received, respectively, by the Adviser and its affiliates, BOKF, and BOKFS, Inc. The Trustees also considered the fallout benefits to the Adviser of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by the Adviser with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by the Adviser affect the expenses allocated to the Funds in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, the Lipper peer group report reflected investment adviser fees charged by the Adviser generally in line with median fees. With the exception of the Opportunistic Fund, the fees net of waivers and expenses were below the median for all fund classes. The same would be true following the proposed fee reductions and elimination of contractual waivers. The Trustees analyzed the fees paid to the Adviser in light of performance and the services provided, and in light of profitability to the Adviser. Based on their review, the Trustees concluded that the profitability to Cavanal Hill Investment Management, Inc. under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints, and that the voluntary fee waivers granted by Cavanal Hill Investment Management, Inc. had produced benefits to shareholders that were at least as favorable as those that would be expected to be produced by contractual fee breakpoints. The Trustees determined that their review of potential economies of scale supports their decision to approve the Advisory Agreement, including the proposal to lower contractual investment advisory fees and eliminate contractual advisory fee waivers.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2016

U.S. Treasury Fund:
Security Allocation	Percentage of Net Assets
U.S. Treasury Obligations	54.3%
Repurchase Agreements	45.6%
Other assets in excess of liabilities	0.1%
Total	100.0%

Government Securities Money Market Fund:
Security Allocation	Percentage of Net Assets
U.S. Government Agency Securities	48.1%
U.S. Treasury Obligations	15.4%
Repurchase Agreements	36.5%
Total	100.0%

Tax-Free Money Market Fund:
Security Allocation	Percentage of Net Assets
Municipal Bonds	94.1%
Investment Companies	5.9%
Total	100.0%

Intermediate Tax-Free Bond Fund:
Security Allocation	Percentage of Net Assets
Municipal Bonds	90.3%
Investment in Affiliates	9.1%
Other assets in excess of liabilities	0.6%
Total	100.0%

Short-Term Income Fund:
Security Allocation	Percentage of Net Assets
Asset Backed Securities	4.8%
Mortgage Backed Securities	45.0%
Corporate Bonds	3.9%
Commercial Paper	1.1%
U.S. Government Agency Securities	7.6%
U.S. Treasury Obligations	36.5%
Investment in Affiliates	0.9%
Other assets in excess of liabilities	0.2%
Total	100.0%

Intermediate Bond Fund:
Security Allocation	Percentage of Net Assets
Asset Backed Securities	2.9%
Mortgage Backed Securities	40.5%
Corporate Bonds	4.7%
Taxable Municipal Bonds	1.0%
U.S. Government Agency Securities	4.2%
U.S. Treasury Obligations	44.2%
Investment in Affiliates	2.3%
Other assets in excess of liabilities	0.2%
Total	100.0%

Bond Fund:
Security Allocation	Percentage of Net Assets
Asset Backed Securities	1.4%
Mortgage Backed Securities	42.6%
Corporate Bonds	1.8%
Taxable Municipal Bonds	0.1%
Commercial Paper	1.0%
U.S. Government Agency Securities	9.0%
U.S. Treasury Obligations	40.2%
Investment in Affiliates	4.7%
Liabilities in excess of other assets	(0.8)%
Total	100.0%

Active Core Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	51.2%
Asset Backed Securities	1.1%
Mortgage Backed Securities	16.3%
Corporate Bonds	2.0%
Taxable Municipal Bonds	0.9%
Commercial Paper	0.4%
Convertible Preferred Stocks	0.1%
U.S. Government Agency Securities	3.3%
U.S. Treasury Obligations	16.9%
Investment Companies	5.1%
Investment in Affiliates	2.5%
Other assets in excess of liabilities	0.2%
Total	100.0%

U.S. Large Cap Equity Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	98.8%
Investment in Affiliates	1.2%
Total	100.0%

Opportunistic Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	75.1%
Mortgage Backed Securities	2.9%
Corporate Bonds	5.2%
Convertible Bond	1.3%
Convertible Preferred Stocks	3.6%
Investment Companies	4.6%
Investment in Affiliates	7.1%
Securities Sold Short	(0.6)%
Other assets in excess of liabilities	0.8%
Total	100.0%

World Energy Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	90.7%
Corporate Bonds	6.4%
Investment in Affiliates	2.7%
Other assets in excess of liabilities	0.2%
Total	100.0%

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

Trustees and Officers of Cavanal Hill Funds

August 31, 2016

The following table sets forth certain information about each of the Trust’s Officers.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held By Trustee
Scott H. Rhodes 1959	Treasurer	Indefinite, 9/10 — Present	From February 2010 to present, SVP of Citi Fund Services Ohio, Inc. From September 2005 to January 2010, various positions for GE Asset Management Inc., including Manager, Treasurer, and Financial & Operations Principal	N/A	N/A

James L. Huntzinger 1950	President, Assistant Secretary	Indefinite, 6/08 — Present	From 2002 to present, Chief Investment Officer for BOK Financial	N/A	N/A

Charles Booth 1960	Chief Compliance Officer, Anti- Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 5/15 — Present	From 2007 to present, Director of Citi Fund Services Ohio, Inc., CCO Services. From 1988 to present, Account Manager, Manager of Financial Administration, SVP of Compliance of Citi Fund Services Ohio Inc.	N/A	N/A

Cheryl Briggs 1960	Secretary	Indefinite 4/15 — Present	From March 2015 to present, Officer, Cavanal Hill Funds Administrator. From November 2008 to March 2015, Executive Assistant for Institutional Wealth Management at BOKF	N/A	N/A

For interested officers, Mr. Huntzinger and Ms. Briggs positions held with affiliated persons or principal underwriters of the Trust are provided above. For interested Trustees, the information is listed in the following table:

Name	Positions Held With Affiliated Persons Or Principal Underwriters Of The Funds
Scott Grauer 1964	BOK Financial, Executive Vice President, Wealth Management Division; BOKFS, Chief Executive Officer. Mr. Grauer is also Chairman of the Board of BOKFS, Cavanal Hill Investment Management, Inc. and affiliated advisers, MBM and The Milestone Group and serves in an officer capacity or as a member of the board for other BOK Financial subsidiaries.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

Trustees and Officers of Cavanal Hill Funds

August 31, 2016

The following table sets forth certain information about each of the Trust’s Trustees.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During The Past 5 Years*
Independent Trustees:
William H. Wilson Jr. 1958	Trustee, Chairman	Indefinite, 5/08—Present	Ownership interest and/or executive positions with Lonestar Ecology, iTec Manufacturing, Sage Partners, Keystone Exploration and 3C Farms	11	None

Interested Trustees:
Scott Grauer** 1964	Trustee	Indefinite, 1/10—Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOK Financial; from 1991 to present, CEO, BOKFS, Inc.	11	None

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
**	Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOK Financial, the indirect parent of Cavanal Hill Investment Management, Inc. and the Chief Investment Officer of BOKFS, Inc., the distributor of the Trust. Mr. Grauer is also Chairman of the Board of BOKFS, Cavanal Hill Investment Management, Inc. and affiliated advisers, MBM and The Milestone Group and serves in an officer capacity as a member of the board for other BOK Financial subsidiaries.

The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers. The Statement of Additional Information may be obtained by calling 1-800-762-7085.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2016

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2016 through August 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During Period 3/1/16 - 8/31/16	Expense Ratio During Period* 3/1/16 - 8/31/16
U.S. Treasury Fund[1]
Administrative Shares	$1,000.00	$1,000.10	$1.54	0.31%
Service Shares	1,000.00	1,000.10	1.56	0.31%
Institutional Shares	1,000.00	1,000.20	1.36	0.27%
Government Securities Money Market Fund[1]
Administrative Shares	1,000.00	1,000.10	1.71	0.34%
Institutional Shares	1,000.00	1,000.30	1.45	0.29%
Premier Shares	1,000.00	1,000.50	1.30	0.26%
Tax-Free Money Market Fund[1]
Administrative Shares	1,000.00	1,000.00	1.74	0.35%
Reserve Shares	1,000.00	1,000.50	1.26	0.25%
Select Shares	1,000.00	1,000.90	0.92	0.18%
Premier Shares	1,000.00	1,000.60	1.17	0.23%
Intermediate Tax-Free Bond Fund[1]
Investor Shares	1,000.00	1,011.30	3.47	0.69%
Institutional Shares	1,000.00	1,012.60	2.17	0.43%
A Shares	1,000.00	1,011.00	3.67	0.73%
Short-Term Income Fund[1]
Investor Shares	1,000.00	1,008.00	3.48	0.69%
Institutional Shares	1,000.00	1,008.50	1.92	0.38%
A Shares	1,000.00	1,007.20	3.18	0.63%
Intermediate Bond Fund[1]
Investor Shares	1,000.00	1,013.20	3.86	0.76%
Institutional Shares	1,000.00	1,015.60	2.39	0.47%
A Shares	1,000.00	1,012.40	3.67	0.73%
Bond Fund[1]
Investor Shares	1,000.00	1,019.80	3.41	0.67%
Institutional Shares	1,000.00	1,022.30	2.06	0.40%
A Shares	1,000.00	1,019.90	3.33	0.66%
Active Core Fund[1]
Investor Shares	1,000.00	1,077.70	4.43	0.85%
Institutional Shares	1,000.00	1,079.60	3.12	0.60%
A Shares	1,000.00	1,077.30	4.43	0.85%
C Shares	1,000.00	1,074.30	8.32	1.59%
U.S. Large Cap Equity Fund[1]
Investor Shares	1,000.00	1,121.60	6.26	1.17%
Institutional Shares	1,000.00	1,123.00	4.92	0.92%
A Shares	1,000.00	1,121.30	6.25	1.17%
C Shares	1,000.00	1,118.10	10.22	1.92%
Opportunistic Fund[1]
Investor Shares	1,000.00	1,032.60	7.36	1.44%
Institutional Shares	1,000.00	1,034.40	5.91	1.16%
A Shares	1,000.00	1,032.70	7.18	1.41%
C Shares	1,000.00	1,029.10	11.17	2.19%
World Energy Fund[1]
Investor Shares	1,000.00	1,165.20	7.13	1.31%
Institutional Shares	1,000.00	1,167.80	5.39	0.99%
A Shares	1,000.00	1,165.40	6.75	1.24%
C Shares	1,000.00	1,162.90	10.82	1.99%

1	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

*	Annualized.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Concluded

August 31, 2016

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During Period 3/1/16 - 8/31/16	Expense Ratio During Period* 3/1/16 - 8/31/16
U.S. Treasury Fund[1]
Administrative Shares	$1,000.00	$1,023.60	$1.56	0.31%
Service Shares	1,000.00	1,023.58	1.58	0.31%
Institutional Shares	1,000.00	1,023.78	1.37	0.27%
Government Securities Money Market Fund[1]
Administrative Shares	1,000.00	1,023.43	1.73	0.34%
Institutional Shares	1,000.00	1,023.69	1.46	0.29%
Premier Shares	1,000.00	1,023.84	1.31	0.26%
Tax-Free Money Market Fund[1]
Administrative Shares	1,000.00	1,023.40	1.76	0.35%
Reserve Shares	1,000.00	1,023.88	1.27	0.25%
Select Shares	1,000.00	1,024.22	0.93	0.18%
Premier Shares	1,000.00	1,023.97	1.18	0.23%
Intermediate Tax-Free Bond Fund[1]
Investor Shares	1,000.00	1,021.68	3.49	0.69%
Institutional Shares	1,000.00	1,022.98	2.18	0.43%
A Shares	1,000.00	1,021.49	3.69	0.73%
Short-Term Income Fund[1]
Investor Shares	1,000.00	1,021.67	3.50	0.69%
Institutional Shares	1,000.00	1,023.22	1.94	0.38%
A Shares	1,000.00	1,021.97	3.20	0.63%
Intermediate Bond Fund[1]
Investor Shares	1,000.00	1,021.30	3.88	0.76%
Institutional Shares	1,000.00	1,022.76	2.40	0.47%
A Shares	1,000.00	1,021.49	3.69	0.73%
Bond Fund[1]
Investor Shares	1,000.00	1,021.76	3.42	0.67%
Institutional Shares	1,000.00	1,023.10	2.06	0.40%
A Shares	1,000.00	1,021.84	3.33	0.66%
Active Core Fund[1]
Investor Shares	1,000.00	1,020.87	4.31	0.85%
Institutional Shares	1,000.00	1,022.13	3.04	0.60%
A Shares	1,000.00	1,020.88	4.30	0.85%
C Shares	1,000.00	1,017.12	8.09	1.59%
U.S. Large Cap Equity Fund[1]
Investor Shares	1,000.00	1,019.24	5.96	1.17%
Institutional Shares	1,000.00	1,020.50	4.68	0.92%
A Shares	1,000.00	1,019.24	5.95	1.17%
C Shares	1,000.00	1,015.49	9.72	1.92%
Opportunistic Fund[1]
Investor Shares	1,000.00	1,017.89	7.31	1.44%
Institutional Shares	1,000.00	1,019.33	5.87	1.16%
A Shares	1,000.00	1,018.07	7.13	1.41%
C Shares	1,000.00	1,014.13	11.09	2.19%
World Energy Fund[1]
Investor Shares	1,000.00	1,021.82	6.65	1.31%
Institutional Shares	1,000.00	1,022.63	5.03	0.99%
A Shares	1,000.00	1,022.00	6.29	1.24%
C Shares	1,000.00	1,020.10	10.08	1.99%

1	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).
*	Annualized.

[This page is intentionally left blank]

C A V A N A L  H I L L  F U N D S

Ann-08/16

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Wilson Jr. who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees

2015 – $131,000

2016 – $136,000

(b) Audit Related Fees

2015 – $38,050

2016 – $39,500

(c) Tax Fees

2015 – $41,800 – Related to preparation of federal income, excise tax returns, state tax return and review of capital gain distribution calculations.

2016 – $44,060 – Related to preparation of federal income, excise tax returns, state tax return and review of capital gain distribution calculations.

(d) All Other Fees

2015 – $0

2016 – $0

(e)(1)

CAVANAL HILL FUNDS

Audit and Non-Audit Services Pre-Approval

Policies and Procedures

1.  Purpose

Under Section 10A of the Securities Exchange Act of 1934, as amended (the “Act”), codifying applicable portions of the Sarbanes-Oxley Act of 2002, the Audit Committee (the “Committee”) of the Board of Trustees of the Cavanal Hill Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, audit and non-audit services performed by the independent auditor for the Trust are required to be approved by the Committee in order to assure that they do not impair the auditor’s independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.  General Pre-Approval Policies

It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, in any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendation. No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III.  Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Committee’s Chairman. The Committee’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statement of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.	The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustee’s.

11.	Pre-approvals will be granted for a period of no more than one year.

IV.  Procedures for Pre-Approval by a Delegate of the Committee

1.	Where it has been determined by the Committee’s Chairman that consideration of a request for pre-approval by the full Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, William H. Wilson Jr and David L. Foster have each been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Chairman of the Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.  Procedures for Monitoring Engagements

Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Committee’s Chairman in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI.  Amendment

These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted: October 17, 2003

As amended: July 30, 2009

(e)(2)

2015 – 0%

2016 – 0%

(f) Not Applicable

(g) 2015 – $0

2016 – $0

(h) The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a) Not applicable.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11.  Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1). Not applicable - Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cavanal Hill Funds

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President (Principal Executive Officer)

Date   10/26/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President (Principal Executive Officer)

Date   10/26/2016

By (Signature and Title)*	/s/ Scott Rhodes
Scott Rhodes, Treasurer (Principal Financial Officer)

Date   10/28/2016